As filed with the Securities and Exchange Commission on March 29, 2018

Securities Act File No. 33-3677

1940 Act Registration No. 811-4603

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

THRIVENT SERIES FUND, INC.

(Exact Name of Registrant as Specified in Charter)

625 FOURTH AVENUE SOUTH

MINNEAPOLIS, MINNESOTA 55415

(Address of Principal Executive Offices)

612-844-4198

(Area Code and Telephone Number)

MICHAEL W. KREMENAK

SECRETARY AND CHIEF LEGAL OFFICER

THRIVENT SERIES FUNDS, INC.

625 FOURTH AVENUE SOUTH

MINNEAPOLIS, MINNESOTA 55415

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective. It is proposed that this filing will become effective on May 7, 2018 pursuant to Rule 488 under the Securities Act of 1933.

Title of Securities Being Registered: Shares of beneficial interest, par value $.01 per share. The Registrant has registered an indefinite number of shares of beneficial interest pursuant to Section 24(f) of the Investment Company Act of 1940, as amended, and is in a continuous offering of such shares under an effective registration statement (File Nos. 33-3677 and 811-4603). No filing fee is due herewith because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

LETTER FOR MEMBERS

Dear Member:

The Board of Directors of Thrivent Series Fund, Inc. (the “Fund”) has scheduled special meetings of contractholders for June 21, 2018. At the meeting, the contractholders of Thrivent Growth and Income Plus Portfolio (the “Target Portfolio”) will be asked to consider and approve an Agreement and Plan of Reorganization (an “Agreement”) providing for its reorganization into Thrivent Moderately Aggressive Allocation Portfolio (the “Acquiring Portfolio”).

If you are not planning to attend the meeting in person, please vote before June 21 in one of the ways described below.

If the merger is approved, your investment in the Target Portfolio will automatically be transferred into the Acquiring Portfolio. We will send you a written confirmation after this takes place. This transfer is not expected to be a taxable event. (Of course, you may transfer your investment to a completely different series, which will not count as one of your permitted annual exchanges.)

Your vote counts! You may vote quickly and easily in any one of these ways:

•	Via Internet: see the instructions on the enclosed proxy card.
•	Via Telephone: see the instructions on the enclosed proxy card.
•	Via Mail: use the enclosed proxy card and postage-paid envelope.
•	In person: attend the shareholder meetings on June 21 at the Thrivent Financial corporate office in Minneapolis.

If you’d like more information about the Portfolios, you may order a statement of additional information to the Portfolios’ prospectuses, a shareholder report or the statement of additional information regarding the proposed Portfolio reorganization (request the “Reorganization SAI”) by:

•	Telephone: 800-847-4836
•	Mail: Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, MN 55415
•	Internet: Thrivent.com

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

David S. Royal

President

Thrivent Series Fund, Inc.

Questions & Answers

For Contractholders of Thrivent Growth and Income Plus Portfolio

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a contractholder meeting being held?

A: A special meeting of contractholders (the “Meeting”) of Thrivent Growth and Income Plus Portfolio (the “Target Portfolio”) is being held to seek contractholder approval of a reorganization (the “Reorganization”) of the Target Portfolio into Thrivent Moderately Aggressive Allocation Portfolio (the “Acquiring Portfolio”). Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Portfolio.

Q: Why is the Reorganization being recommended?

A: After careful consideration, the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) has determined that the Reorganization is in the best interests of the contractholders of the Target Portfolio and recommends that you cast your vote “FOR” the proposed Reorganization. The Target Portfolio and the Acquiring Portfolio both invest in equity securities and debt securities in approximately the same proportion and each is a series of the Company, an open-end investment company registered under the Investment Company Act of 1940. Thrivent Financial for Lutherans (“Thrivent Financial”) is the investment adviser for the Target Portfolio and the Acquiring Portfolio.

The Board believes that the Reorganization would be in the best interests of the contractholders of the Target Portfolio because: (i) contractholders will become contractholders of a larger combined portfolio with greater potential to increase asset size and achieve economies of scale; (ii) the Acquiring Portfolio invests in a more diversified portfolio of equity and fixed income securities; (iii) the Acquiring Portfolio has better performance than the Target Portfolio for the one-, three- and five-year periods ended December 29, 2017, though there is no guarantee of future performance; (iv) Thrivent Financial believes that it can most effectively manage the assets currently in the Target Portfolio by combining such assets with the Acquiring Portfolio; and (v) the Acquiring Portfolio has a lower gross expense ratio than the Target Portfolio and shareholders of the Target Portfolio will experience a lower net expense ratio in the Acquiring Portfolio following the Reorganization.

Q: Who can vote?

A: Owners of the variable contracts funded by the Target Portfolio and shareholders of the Target Portfolio (e.g., mutual funds affiliated with Thrivent Financial) that invest in the Target Portfolio are entitled to vote. Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), the sponsors of your variable contracts, will cast your votes according to your voting instructions. If no timely voting instructions are received, any shares of the Target Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation. If a voting instruction form is returned with no voting instructions, the shares of the Target Portfolio to which the form relates will be voted FOR the Reorganization.

Any shares of the Target Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates (e.g., a Thrivent-sponsored mutual fund) for their own account will also be voted in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation.

Q: How will the Reorganization affect me?

A: Assuming contractholders approve the proposed Reorganization, the assets of the Target Portfolio will be combined with those of the Acquiring Portfolio. The shares of the Target Portfolio that fund your benefits under variable contracts automatically would be exchanged for an equal dollar value of shares of the Acquiring Portfolio. The Reorganization would affect only the investments underlying variable contracts and would not otherwise affect variable contracts. Following the Reorganization, the Target Portfolio will dissolve.

Q: Will I have to pay any commission or other similar fee as a result of the Reorganization?

A: No. You will not pay any commissions or other similar fees as a result of the Reorganization.

Q: Will the total annual operating expenses that my portfolio investment bears increase as a result of the Reorganization?

A: No, they will likely decrease. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the COMPARISON OF THE PORTFOLIOS—Expenses section of the Prospectus/Proxy Statement.

Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A: The Reorganization is expected to be tax-free for federal income tax purposes. The Target Portfolio will seek an opinion of counsel to this effect. Generally, neither shareholders nor contractholders will incur capital gains or losses on the exchange of Target Portfolio shares for Acquiring Portfolio shares as a result of the Reorganization. The cost basis on each investment will also remain the same. If you choose to make a total or partial surrender of your contract, you may be subject to taxes and other charges under your contract.

Q: Can I surrender or exchange my interests in the Target Portfolio for a different subaccount option of the Fund or surrender my contract before the Reorganization takes place?

A: Yes, but please refer to the most recent prospectus of your variable contract as certain charges and/or restrictions may apply to such exchanges and surrenders.

Q: If contractholders of the Target Portfolio do not approve the Reorganization, what will happen to the Target Portfolio?

A: Thrivent Financial will reassess what changes it would like to make to a Target Portfolio, including a possible repurposing of the Target Portfolio’s principal investment strategies or recommending a liquidation of the Target Portfolio to the Board. It may ultimately decide to make no changes.

Q: Who pays the costs of the Reorganization?

A: The expenses of the Reorganization, including the costs of the Meeting, will be paid by Thrivent Financial and will not be borne by shareholders of the Target Portfolio.

Q: How can I vote?

A: Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•

By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about the proposal in the Prospectus/Proxy Statement?

A: Call 866-865-3843 with your questions.

Q: How can I get more information about the Target and Acquiring Portfolios or my variable contract?

A: You may obtain (1) a prospectus, statement of additional information or annual/semiannual report for the Portfolios, (2) a prospectus or statement of additional information for your variable contract or (3) the statement of additional information regarding the Reorganization (request the “Reorganization SAI”) by:

•	Telephone: 800-847-4836 and say “Variable Annuity” or “Variable Universal Life”
•	Mail: Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919
•	Internet:

—	For a copy of a prospectus, a statement of additional information, or a shareholder report:
Thrivent.com

—	For a copy of this Prospectus/Proxy Statement or the Reorganization SAI:
www.proxy-direct.com/thr-29819

Thrivent Growth and Income Plus Portfolio

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

800-847-4836

Thrivent.com

NOTICE OF SPECIAL MEETING

OF CONTRACTHOLDERS

To be Held on June 21, 2018

NOTICE IS HEREBY GIVEN THAT a special meeting of contractholders (the “Meeting”) of Thrivent Growth and Income Plus Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”), will be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on June 21, 2018 at 9:30 a.m. Central time for the following purposes:

1.

To approve an Agreement and Plan of Reorganization pursuant to which the Target Portfolio would (i) transfer all of its assets to Thrivent Moderately Aggressive Allocation Portfolio (the “Acquiring Portfolio”), a series of the Fund, in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Shares of the Acquiring Portfolio to contractholders of the Target Portfolio, and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

The Board of Directors of the Fund (the “Board”) has fixed the close of business on April 27, 2018 as the record date for the determination of contractholders entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Contractholders are invited to attend the meeting and vote in person. You may also vote by executing a proxy using one of three methods:

•

By Internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Telephone—Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone, or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date: May 7, 2018

Michael W. Kremenak

Secretary

Thrivent Series Fund, Inc.

COMBINED PROSPECTUS/PROXY STATEMENT

THRIVENT GROWTH AND INCOME PLUS PORTFOLIO

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

800-847-4836

May 7, 2018

This Prospectus/Proxy Statement is furnished to you as a contractholder of Thrivent Growth and Income Plus Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”). A special meeting of shareholders of the Target Portfolio will be held on June 21, 2018 (the “Meeting”) to consider the items that are described below and discussed in greater detail elsewhere in this Prospectus/Proxy Statement. The Board of Directors of the Fund (the “Board”) requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet regardless of whether you plan to be present at the Meeting in order to avoid the additional expense of further solicitation.

The Acquiring Portfolio and the Target Portfolio are sometimes referred to herein individually as a “Portfolio” or collectively as the “Portfolios.” Each of the Acquiring Portfolio and the Target Portfolio is organized as a series of the Fund, an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Target Portfolio is a diversified company and the Acquiring Portfolio is non-diversified company, each as defined under the 1940 Act.

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Portfolio ought to know before voting on the Reorganization. Please read it carefully and retain it for future reference.

The following documents, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated herein by reference:

•	The Thrivent Series Fund, Inc. Prospectus, dated April 30, 2018 (the “Fund Prospectus”).

•	A Statement of Additional Information, dated May 7, 2018, relating to this Combined Prospectus/Proxy Statement (the “Reorganization SAI”);

•	The Thrivent Series Fund, Inc. Statement of Additional Information, dated April 30, 2018 (the “Fund SAI”).

Copies of the foregoing may be obtained without charge by calling or writing the Portfolio as set forth below. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

In addition, each Portfolio will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a contractholder upon request.

Copies of each Portfolio’s most recent prospectus, statement of additional information, annual report and semi-annual report can be obtained at Thrivent.com. Requests for documents can also be made by calling 800-847-4836 or writing Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919.

The Portfolios file reports and other information with the SEC. Information filed by the Portfolios with the SEC can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (https://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Board knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the Securities and Exchange Commission nor any state regulator has approved or disapproved of these shares or passed upon the adequacy of this Prospectus/Proxy Statement. A representation to the contrary is a crime.

The date of this Prospectus/Proxy Statement is May 7, 2018. The Prospectus/Proxy Statement will be sent to contractholders on or around May 14, 2018.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Contractholders should read the entire Prospectus/Proxy Statement carefully.

The Reorganization

The Board, including the directors who are not “interested persons” (as defined in the 1940 Act) of each Portfolio (the “Independent Directors”), has unanimously approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) on behalf of each Portfolio, subject to Target Portfolio contractholder approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio;

•	the distribution by the Target Portfolio of such Acquiring Portfolio shares to Target Portfolio shareholders; and

•	the dissolution of the Target Portfolio.

When the Reorganization is complete, Target Portfolio shareholders will hold Acquiring Portfolio shares. The aggregate value of the Acquiring Portfolio shares a Target Portfolio shareholder will receive in the Reorganization will equal the aggregate value of the Target Portfolio shares owned by such shareholder immediately prior to the Reorganization. After the Reorganization, the Acquiring Portfolio will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement. The Reorganization will not affect your variable contract.

As discussed in more detail elsewhere in this Prospectus/Proxy Statement, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) contractholders will become contractholders of a larger combined portfolio with greater potential to increase asset size and achieve economies of scale; (ii) the Acquiring Portfolio invests in a more diversified portfolio of equity and fixed income securities; (iii) the Acquiring Portfolio has better performance than the Target Portfolio for the one-, three- and five-year periods ended December 29, 2017, though there is no guarantee of future performance; (iv) Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), the Portfolios’ investment adviser, believes that it can most effectively manage the assets currently in the Target Portfolio by combining such assets with the Acquiring Portfolio; and (v) the Acquiring Portfolio has a lower gross expense ratio than the Target Portfolio and shareholders of the Target Portfolio will experience a lower net expense ratio in the Acquiring Portfolio following the Reorganization.

In addition, the Board, when determining whether to approve the Reorganization, considered, among other things, the future growth prospects of each of the Target Portfolio and the Acquiring Portfolio, the fact that the Target Portfolio contractholders would not experience any diminution in contractholder services as a result of the Reorganization, and the fact that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Background and Reasons for the Reorganization

The Target Portfolio and the Acquiring Portfolio have similar investment objectives, but the Target Portfolio has an objective to seek income while the Acquiring Portfolio does not. The investment objective of the Target Portfolio is to seek long-term capital growth and income. The investment objective of the Acquiring Portfolio is to seek long-term capital growth.

The two Portfolios also have some similarities and some differences in their principal investment strategies, which are described in more detail in the COMPARISON OF THE PORTFOLIOS—Investment Objective and Principal Strategies section of the Prospectus/Proxy Statement. Both Portfolios invest in a combination of equity securities and debt securities in approximately the same proportion; the Target Portfolio’s target allocation is 70% equity securities and 30% debt securities and the Acquiring Portfolio’s target allocation is 77% equity securities and 23% debt securities. The equity securities in which the Target Portfolio invests are primarily income-producing, while the Acquiring Portfolio does not necessarily invest in income-producing equity securities. Another difference is that the Acquiring Portfolio invests in a combination of other funds managed by the Adviser and directly held financial instruments, but the Target Portfolio does not generally invest in other funds managed by the Adviser.

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) that the proposed Reorganization was expected to be a tax-free reorganization for federal income tax purposes; (viii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (ix) the estimated costs of the Reorganization, which would be borne by the Adviser. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

The Board is asking contractholders of the Target Portfolio to approve the Reorganization at the Meeting to be held on June 21, 2018. If contractholders of the Target Portfolio approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about June 28, 2018, but it may be at a different time as described herein. If contractholders of the Target Portfolio do not approve the proposed Reorganization, the Board will consider alternatives, including repurposing the Target Portfolio’s principal strategies.

The Board recommends that you vote “FOR” the Reorganization.

COMPARISON OF THE PORTFOLIOS

Investment Objective and Principal Strategies

Investment Objective. The Target Portfolio and the Acquiring Portfolio have similar investment objectives, but the Target Portfolio has an objective to seek income while the Acquiring Portfolio does not. The investment objective of the Target Portfolio is to seek long-term capital growth and income. The investment objective of the Acquiring Portfolio is to seek long-term capital growth.

Principal Strategies. Both Portfolios invest in a combination of equity securities and debt securities in approximately the same proportion; the Target Portfolio’s target allocation is 70% equity securities and 30% debt securities and the Acquiring Portfolio’s target allocation is 77% equity securities and 23% debt securities. While the Acquiring Portfolio invests in a combination of other funds managed by the Adviser and directly held financial instruments, the Target Portfolio does not generally invest in other funds managed by the Adviser. However, the Target Portfolio may invest in unaffiliated exchange-traded funds (“ETFs”) as a principal investment strategy.

The equity securities in which the Target Portfolio are primarily income-producing, while the Acquiring Portfolio does not necessarily invest in income-producing equity securities. Under normal circumstances, the Target Portfolio invests in real estate investment trusts (“REITs”). The Acquiring Portfolio does not invest in REITs as a principal investment strategy.

Both Portfolios invest in a variety of fixed income securities of any maturity or credit quality. Both Portfolios invest in in leveraged loans, which are senior secured loans that are made by banks or other lending institutions to companies that are rated below investment grade.

Both Portfolios can utilize derivatives (such as futures and swaps) for investment exposure or hedging purposes. The Portfolios may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market. In addition, both Portfolios have exposure to foreign securities, including those of issuers in emerging markets.

Portfolio Holdings. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available on the Portfolios’ website.

Principal Risks

The Portfolios are subject to similar principal risks, with a few differences. These risks are described below. Shares of the each Portfolio will rise and fall in value and there is a risk that you could lose money by investing in each Portfolio.

Principal risks to which both Portfolios are subject

Allocation Risk. The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. In particular, underperformance in the equity markets would have a material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used and the allocation decisions made will not produce the desired results.

Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Portfolio’s portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.

Derivatives Risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Portfolio could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.

Emerging Markets Risk. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Portfolio’s share price to decline.

Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities. All of these risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Portfolio’s portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected.

Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Portfolio to decline and reduce the overall return of the Portfolio. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.

Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Portfolio’s portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Portfolio. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Portfolio may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.

Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. High-yield bonds and leveraged loans have a less liquid resale market. In addition, dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result, the Adviser may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Adviser believes they are worth.

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Mortgage-Related and Other Asset-Backed Securities Risk. The value of mortgage-related and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. The value of the Portfolio’s shares may be affected by weak equity markets or changes in interest rate or bond yield levels. As a result, the value of the Portfolio’s shares may fluctuate significantly in the short term.

Additional principal risks to which only the Target Portfolio is subject

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Portfolio may also be forced to convert a convertible security at an inopportune time, which may decrease the Portfolio’s return.

ETF Risk. An ETF is subject to the risks of the underlying investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Portfolio will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests.

Portfolio Turnover Rate Risk. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Portfolio and its shareholders and may also result in short-term capital gains taxable to shareholders.

Preferred Securities Risk. There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.

Real Estate Investment Trust (“REIT”) Risk. REITs generally can be divided into three types: equity REITs, mortgage REITs, and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of, and income from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Portfolio will fail to qualify for this tax-free pass-through treatment of its income. In addition, due to recent changes in the tax laws, certain tax benefits of REITs may not be passed through to mutual fund shareholders. By investing in REITs indirectly through the Portfolio, in addition to bearing a proportionate share of the expenses of the Portfolio, you will also indirectly bear similar expenses of the REITs in which the Portfolio invests.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Additional principal risks to which only the Acquiring Portfolio is subject

Underlying Portfolio Risk. The performance of the Portfolio is dependent, in part, upon the performance of the underlying Portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying Portfolios.

Management of the Portfolios

The Board. The Board has oversight responsibilities for each Portfolio and performs its fiduciary duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. Thrivent Financial is the investment adviser for each Portfolio and manages each Portfolio on a day-to-day basis. Thrivent Financial and its investment advisory affiliate, Thrivent Asset Management, LLC, have been in the investment advisory business since 1986 and managed approximately $120.6 billion in assets as of December 31, 2017, including approximately $50.3 billion in mutual fund assets. These advisory entities are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Portfolios’ annual report to contractholders discusses the basis for the Board approving the investment advisory agreement during the period covered by the report.

Portfolio Management.  Stephen D. Lowe, CFA has served as a portfolio manager of the Target Portfolio since 2013. Mark L. Simenstad, CFA, Noah J. Monsen, CFA, and Reginald L. Pfeifer, CFA have served as portfolio managers of the Target Portfolio since 2015. John T. Groton, Jr., CFA has served as a portfolio manager of the Target Portfolio since 2016. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Pfeifer has been with Thrivent Financial since 1990 and has served as an equity portfolio manager since 2003. Mr. Groton has been with Thrivent Financial since 2007 in an investment management capacity and currently is the firm’s Director of Equity Research.

David C. Francis, CFA and Mark L. Simenstad, CFA have served as portfolio managers of the Acquiring Portfolio since its inception in 2005. Darren M. Bagwell, CFA and Stephen D. Lowe, CFA have served as portfolio managers of the Acquiring Portfolio since April of 2016. David S. Royal has served as a portfolio manager of the Acquiring Portfolio since April 2018. Mr. Francis is Vice President of Investment Equities and has been with Thrivent Financial since 2001. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Bagwell has been with Thrivent Financial since 2002 in an investment management capacity and currently is a Senior Equity Portfolio Manager. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009. Mr. Royal is the Chief Investment Officer and has been with Thrivent Financial since 2006.

The Fund SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Portfolios.

Advisory and Other Fees

Advisory Fees. Each Portfolio pays an annual investment advisory fee to the Adviser. The advisory contract between the Adviser and the Fund provides for the following advisory fees for each Portfolio, expressed as an annual rate of average daily net assets:

Target Portfolio

0.650% of average daily net assets up to $250 million

0.600% of average daily net assets over $250 million

Acquiring Portfolio

0.700% of average daily net assets up to $500 million

0.675% of average daily net assets greater than $500 million up to $2 billion

0.650% of average daily net assets greater than $2 billion up to $5 billion

0.625% of average daily net assets greater than $5 billion up to $10 billion

0.600% of average daily net assets over $10 billion

During the twelve-months ended December 31, 2017, the contractual advisory fees for the Target Portfolio were 0.650% of the Target Portfolio’s average daily net assets.

During the twelve-months ended December 31, 2017, the contractual advisory fees for the Acquiring Portfolio were 0.658% of the Acquiring Portfolio’s average daily net assets.

For a complete description of each Portfolio’s advisory services, see the section of the Portfolio Prospectus entitled “Management” and the section of the Fund SAI entitled “Investment Adviser, Investment Subadvisers, and Portfolio Managers.”

Expenses

The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Target Portfolio and the Acquiring Portfolio, including (i) the fees and expenses paid by the Target Portfolio for the twelve-month period ended December 31, 2017, (ii) the fees and expenses paid by the Acquiring Portfolio for the twelve-month period ended December 31, 2017, and (iii) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2017, assuming the Reorganization had been completed as of the beginning of such period. If you own a variable annuity contract or a variable life insurance contract, you will have additional expenses, including mortality and expense risk charges. These additional contract-level expenses are not reflected in the table below.

Shareholder Fees for Target and Acquiring Portfolios - Actual and Pro Forma

(fees directly paid from your investment)

Maximum Sales Charge (Load)                    N/A

Maximum Deferred Sales Charge (Load)     N/A

	Actual		Pro Forma

Annual Fund Operating Expenses As a Percentage of Average Net Assets (expenses that you pay each year as a percentage of the value of your investment)	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger with Target Portfolio)
Management Fees	0.65%	0.66%	0.66%
Other Expenses	0.31%	0.03%	0.03%

Acquired (Underlying) Portfolio Fees and Expenses	0.03%	0.25%	0.24%
Total Annual Operating Expenses	0.99%	0.94%	0.93%

Less Expense Reimbursement*	0.06%	0.23%	0.23%
Net Annual Portfolio Operating Expenses	0.93%	0.71%	0.70%

  * The Adviser has contractually agreed, through at least April 30, 2019 to waive certain fees and/or reimburse certain expenses associated with the shares of the Thrivent Growth and Income Plus Portfolio in order to limit the total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements, if any, to an annual rate of 0.90% of the average daily net assets of the shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors and the Adviser.

  * The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by Moderately Aggressive Allocation Portfolio as a result of its investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Directors and the Adviser.

Example

The following example, using the actual and pro forma operating expenses for the twelve-month period ended December 31, 2017, is intended to help you compare the costs of investing in the Acquiring Portfolio pro forma after the Reorganization with the costs of investing in each of the Target Portfolio and the Acquiring Portfolio without the Reorganization. The example assumes that you invest $10,000 in each Portfolio for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that each Portfolio’s operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger with the Target Portfolio)
Total operating expenses assuming redemption at the end of the period
One Year	$95	$73	$72
Three Years	$309	$277	$273
Five Years	$541	$498	$492
Ten Years	$1,208	$1,134	$1,122

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Portfolios’ performance. During the fiscal year ended December 31, 2017, the Acquiring Portfolio’s and the Target Portfolio’s portfolio turnover rates were 104% and 131%, respectively, of the average value of their portfolios.

The Separate Accounts

Shares in the Fund are currently sold, without sales charges, only to: (1) separate accounts of insurance companies, including those of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits of variable life insurance and variable annuity contracts (each a “variable contract”); and (2) other portfolios of the Fund.

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the portfolios of the Fund.

The Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent Financial and Thrivent Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios at the same time. Although neither Thrivent Financial, Thrivent Life, nor the Fund currently foresees any such disadvantage, the Fund’s Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax law, (3) changes in the investment management of a portfolio, or (4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken on response to any such conflicts.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners and variable annuity contract owners with respect to their investments in the Fund. The Fund’s Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

Pricing of Portfolio Shares

The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). Each Portfolio generally determines its NAV once daily at the close of regular trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time. If the NYSE has an unscheduled early close but certain other markets remain open until their regularly scheduled closing time, the NAV may be determined as of the regularly scheduled closing time of the NYSE. If the NYSE and/or certain other markets close early due to extraordinary circumstances (e.g., weather, terrorism, etc.), the NAV may be calculated as of the early close of the NYSE and/or other markets. The NAV generally will not be determined on days when, due to extraordinary circumstances, the NYSE and/or certain other markets do not open for trading. The Portfolios generally do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio’s liabilities, and dividing the result by the number of outstanding shares. To determine the NAV, the other Portfolios generally value their securities at current market value using readily available market prices. If market prices are not available or if the investment adviser determines that they do not accurately reflect fair value for a security, the Board of Directors has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Directors. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board of Directors. For any portion of a Portfolio’s assets that are invested in other mutual funds, the NAV is calculated based upon the NAV of the mutual funds in which the Portfolio invests, and the prospectuses for those mutual funds explain the circumstances under which they will use fair value pricing and the effects of such a valuation.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Portfolio’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Fund, subject to oversight by the Board of Directors, evaluates the impact of these significant events and adjusts the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events.

The separate accounts place an order to buy or sell shares of a respective Portfolio each business day. The amount of the order is based on the aggregate instructions from owners of the variable annuity contracts. Orders placed before the close of the NYSE on a given day by the separate accounts result in share purchases and redemptions at the NAV calculated as of the close of the NYSE that day.

Please note that the Target Portfolio and the Acquiring Portfolio have identical valuation policies. As a result, there will be no material change to the value of the Target Portfolio’s assets because of the Reorganization.

Also, the Target Portfolio and the Acquiring Portfolio have identical policies with respect to frequent purchases and redemptions and standing allocation orders (for more information, please see Policy Regarding

Frequent Purchases and Redemptions and Standing Allocation Order disclosures in the Acquiring Portfolio’s Prospectus—these disclosures are incorporate herein by reference). The Reorganization will not affect these policies.

Capitalization

The following table sets forth the capitalization of the Target Portfolio and the Acquiring Portfolio, as of December 31, 2017, and the pro forma capitalization of the Acquiring Portfolio as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger with the Target Portfolio)
Net assets
Portfolio Net Assets	$99,012,685	$6,183,520,301	$6,282,532,986
Net asset value per share
Net asset value	$11.41	$16.40	$16.40
Shares outstanding
Portfolio Shares	8,680,225	377,080,927	383,118,875

The pro forma shares outstanding reflect the issuance by the Acquiring Portfolio of approximately 6,037,948 shares. Such issuance reflects the exchange of the assets of the Target Portfolio for newly issued shares of the Acquiring Portfolio at the pro forma net asset value per share. The aggregate value of the Acquiring Portfolio shares that a Target Portfolio shareholder receives in the Reorganization will equal the aggregate value of the Target Portfolio shares owned immediately prior to the Reorganization.

Annual Performance Information

The following chart shows the annual returns of the Target Portfolio since its inception and the Acquiring Portfolio for the past ten calendar years. The bar charts include the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Target Portfolio

Acquiring Portfolio

As a result of market activity, current performance may vary from the figures shown.

The Target Portfolio’s total return for the three-month period from January 1, 2018 to March 31, 2018 was [     ]%. The Acquiring Portfolio’s total return for the three-month period from January 1, 2018 to March 31, 2018 was [    ]%. During the past 10 years, the Target Portfolio’s highest quarterly return was 14.48% (for the quarter ended June 30, 2009) and its lowest quarterly return was -16.30% (for the quarter ended September 30, 2011). During the past 10 years, the Acquiring Portfolio’s highest quarterly return was 17.17% (for the quarter ended June 30, 2009) and its lowest quarterly return was -19.32% (for the quarter ended December 31, 2008).

Comparative Performance Information

As a basis for evaluating each Portfolio’s performance and risks, the following table shows how each Portfolio’s performance compares with broad-based market indices that the Adviser believes are appropriate benchmarks for such Portfolio. The Target Portfolio’s benchmarks are the MSCI World Index – USD Net Returns, which measures the performance of stock markets in developed countries throughout the world, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, which covers the mortgage-backed securities component of the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P/LSTA Leveraged Loan Index, which reflects the performance of the largest facilities in the leveraged loan market, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, which represents the performance of U.S. short duration, higher-rated high yield bonds. The Acquiring Portfolio’s benchmarks are the S&P 500 Index, which measures the performance of 500 widely held, publicly traded stocks, the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of U.S. investment grade bonds, and the MSCI All Country World Index ex-USA – USD Net Returns, which measures the performance of stock markets in developed and emerging markets countries throughout the world (excluding the U.S.). Further, the table includes the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Average annual total returns are shown below for each Portfolio for the periods ended December 29, 2017 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance of a Portfolio is not indicative of its future performance.

Average Annual Total Returns for the Period ended December 29, 2017

	Target Portfolio			Acquiring Portfolio
	Past 1 Year	Past 5 Years	Since Inception (4/30/08)	Past 1 Year	Past 5 Years	Past 10 Years
Applicable Portfolio	14.01%	8.36%	4.81%	16.79%	10.45%	6.04%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	–	–	–	21.83%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	–	–	–	3.54%	2.10%	4.01%
MSCI All Country World Index ex-USA - USD Net Returns (reflects no deduction for fees, expenses or taxes)	–	–	–	27.19%	6.80%	1.84%
MSCI World Index-USD Net Returns (reflects no deduction for fees, expenses or taxes)	22.40%	11.64%	5.69%	–	–	–
Bloomberg Barclays U.S. Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)	2.47%	2.04%	3.70%	–	–	–
Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	6.92%	5.45%	7.54%	–	–	–
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	4.12%	4.03%	5.27%	–	–	–

Other Service Providers

Thrivent Financial, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Portfolios and receives an administration fee from the Portfolios. The custodian for the Portfolios is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm.

Governing Law

The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 30 separate series or “Portfolios.” Each Portfolio of the Fund, other than the Thrivent Asset Allocation Portfolios, is diversified. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.

The Fund’s organizational documents are filed as part of the Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on the first page of this Prospectus/Proxy Statement and in the Questions and Answers preceding this Prospectus/Proxy Statement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Portfolio through a broker-dealer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Target Portfolio will transfer all of its assets to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. The Acquiring Portfolio shares issued to the Target Portfolio will have an aggregate value equal to the aggregate value of the Target Portfolio’s net assets immediately prior to the Reorganization. Upon receipt by the Target Portfolio of Acquiring Portfolio shares, the Target Portfolio will distribute such shares of the Acquiring Portfolio to Target Portfolio shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Portfolio will dissolve under applicable state law.

The Target Portfolio will distribute the Acquiring Portfolio shares received by it pro rata to Target Portfolio shareholders of record in exchange for their interest in shares of the Target Portfolio. Accordingly, as a result of the Reorganization, each Target Portfolio shareholder would own Acquiring Portfolio shares that would have an aggregate value immediately after the Reorganization equal to the aggregate value of that shareholder’s Target Portfolio shares immediately prior to the Reorganization. The interests of each of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Portfolio or the Acquiring Portfolio will hold a reduced percentage of ownership in the larger combined portfolio than the shareholder did in either of the separate Portfolios.

No sales charge or fee of any kind will be assessed to Target Portfolio shareholders in connection with their receipt of Acquiring Portfolio shares in the Reorganization.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Portfolio that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

Terms of the Reorganization Agreement

The following is a summary of the material terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix A to the Reorganization SAI.

Pursuant to the Reorganization Agreement, the Acquiring Portfolio will acquire all of the assets of the Target Portfolio on the Closing Date in exchange for shares of the Acquiring Portfolio. Subject to the Target Portfolio’s contractholders approving the Reorganization, the Closing Date shall occur on June 28, 2018 or such other date as determined by an officer of the Fund.

On the Closing Date, the Target Portfolio will transfer to the Acquiring Portfolio all of its assets. The Acquiring Portfolio will in turn transfer to the Target Portfolio a number of its shares equal in value to the value of the net assets of the Target Portfolio transferred to the Acquiring Portfolio as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Portfolio’s then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Portfolio will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.

The Target Portfolio expects to distribute shares of the Acquiring Portfolio received by the Target Portfolio to contractholders of the Target Portfolio promptly after the Closing Date and then dissolve.

The Acquiring Portfolio and the Target Portfolio have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Portfolio’s contractholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Acquiring Portfolio of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•	the receipt of an opinion of counsel relating to the characterization of the Reorganization as a tax-free reorganization for federal income tax purposes (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the contractholders of the Target Portfolio, provided that no such amendment after such approval shall be made if it would have a material adverse effect on the interests of such Target Portfolio’s contractholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

Reasons for the Proposed Reorganization

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) that the proposed Reorganization was expected to be a tax-free reorganization for federal income tax purposes; (viii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (ix) the estimated costs of the Reorganization, which would be borne by the Adviser. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) contractholders will become contractholders of a larger combined portfolio with greater potential to increase asset size and achieve economies of scale; (ii) the Acquiring Portfolio invests in a more diversified portfolio of equity and fixed income securities; (iii) the Acquiring Portfolio has better performance than the Target Portfolio for the one-, three- and five-year periods ended December 29, 2017, though there is no guarantee of future performance; (iv) Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), the Portfolios’ investment adviser, believes that it can most effectively manage the assets currently in the Target Portfolio by combining such assets with the Acquiring Portfolio; and (v) the Acquiring Portfolio has a lower gross expense ratio than the Target Portfolio and shareholders of the Target Portfolio will experience a lower net expense ratio in the Acquiring Portfolio following the Reorganization.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Portfolio as capital assets for U.S. federal income tax purposes on the date of the exchange. For federal income tax purposes, the contractholders are not the shareholders of the Target Portfolio. Rather, Thrivent Financial and Thrivent Life and their separate accounts are the shareholders.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular contractholder or to contractholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Contractholders should consult their own tax advisers as to the

U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Portfolio and the Acquiring Portfolio receive an opinion from Reed Smith LLP, special counsel to each Portfolio, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a)(1) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows: to the effect that on the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•

the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Portfolio and the Acquiring Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares, or upon the distribution of Acquiring Portfolio shares by the Target Portfolio to its shareholders in liquidation;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon receipt of the assets transferred to the Acquiring Portfolio in exchange for Acquiring Portfolio shares;

•

under Section 362(b) of the Code, the Acquiring Portfolio’s tax basis in each asset that the Acquiring Portfolio receives from the Target Portfolio will be the same as the Target Portfolio’s tax basis in such asset immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Portfolio’s holding periods in each asset will include the Target Portfolio’s holding periods in such asset;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Portfolio on the distribution of Acquiring Portfolio shares to them in exchange for their shares of the Target Portfolio;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Portfolio shares that the Target Portfolio’s shareholders receive in exchange for their Target Portfolio shares will be the same as the aggregate tax basis of the Target Portfolio shares exchanged therefor;

•

under Section 1223(1) of the Code, a Target Portfolio shareholder’s holding period for the Acquiring Portfolio shares received in the Reorganization will be determined by including the holding period for the Target Portfolio shares exchanged therefor, provided that the shareholder held the Target Portfolio shares as a capital asset on the date of the exchange; and

•

under Section 381 of the Code, the Acquiring Portfolio will succeed to and take into account the items of the Target Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

The opinion will be based on certain factual certifications made by the officers of the Target Portfolio and the Acquiring Portfolio and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code which are the same rules currently applicable to the Target Portfolio. In connection with the Reorganization, on or before the Closing Date, the Target Portfolio will declare to its shareholders a dividend which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt interest income and net capital gains through the Closing Date.

Immediately prior to the Reorganization, the Target Portfolio is not expected to have any unutilized capital loss carryforwards. The final amount of unutilized capital loss carryforwards for the Target Portfolio is subject to change and will not be determined until the Closing Date. As of January 31, 2018, the capital loss carryforward of the Target Portfolio and the Acquiring Portfolio was $0 and $0, respectively.

Generally, the Acquiring Portfolio will succeed to the capital loss carryforwards of the Target Portfolio, subject to the limitations described below. If the Target Portfolio has capital loss carryforwards, such capital losses would, in the absence of the Reorganization, generally be available to offset Target Portfolio capital gains, thereby reducing the amount of capital gain net income that must be distributed to the Target Portfolio shareholders.

Under Sections 382 and 383 of the Code, an “equity structure shift” arising as a result of a reorganization under Section 368(a)(1) of the Code can result in limitations on the post-reorganization Portfolio’s use of capital loss carryforwards of the participating Portfolios. An “equity structure shift” can trigger limitations on capital loss carryforwards where there is a more than 50% change in the ownership of a Portfolio.

The Adviser does not anticipate a limitation on capital loss carryforwards because the Reorganization is not expected to result in a more than 50% change in ownership of the Target Portfolio or the Acquiring Portfolio and the Portfolios are not expected to have capital loss carryforwards.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

It is not expected that the Reorganization will be a taxable event for any contractholder.

Expenses of the Reorganization

All expenses of the Reorganization will be paid by the Adviser or an affiliate and will not be borne by shareholders of the Target Portfolio.

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Boards attending the Board meetings and preparing the Board minutes; auditing fees associated with the Portfolio’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Portfolios estimates the total cost of the Reorganization to be approximately $387,862. If the Reorganization is not approved by contractholders, the Adviser will still bear the costs of the proposed Reorganization.

Any brokerage charges associated with the purchase or disposition of portfolio investments by the Target Portfolio prior to the Reorganization will be borne by the Target Portfolio. Any brokerage charges associated with the purchase or disposition of portfolio investments by the Acquiring Portfolio after the Reorganization will be borne by the Acquiring Portfolio.

Contractholder Approval

The Board has unanimously approved the Reorganization, subject to shareholder approval. Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

SHAREHOLDER AND CONTRACTHOLDER INFORMATION

At the close of business on the Record Date, the Acquiring Portfolio had outstanding                  shares. As of the Record Date, the directors and officers of the Acquiring Portfolio as a group owned less than 1% of the shares of the Acquiring Portfolio. As of the Record Date, no person was known by the Acquiring Portfolio to own beneficially or of record as much as 5% of the Acquiring Portfolio shares except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
%
%
%

At the close of business on the Record Date, the Target Portfolio had outstanding              shares. As of the Record Date, the directors and officers of the Target Portfolio as a group owned less than 1% of the shares of the Target Portfolio. As of the Record Date, no person was known by the Target Portfolio to own beneficially or of record as much as 5% of the shares of the Target Portfolio except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
%
%

Annual Meeting of Contractholders

There will be no annual or further special meetings of contractholders of the Fund unless required by applicable law or called by the Board in its discretion. Contractholders wishing to submit proposals for inclusion in a proxy statement for a subsequent contractholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Contractholder proposals should be received in a reasonable time before the solicitation is made.

VOTING INFORMATION AND REQUIREMENTS

General

Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Target Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Portfolio.

Record Date

The Board has fixed the close of business on April 27, 2018, as the Record Date for the determination of contractholders entitled to notice of, and to vote at, the Meeting. Target Portfolio shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

Quorum

A majority of the shares of the Target Portfolio entitled to vote at the Meeting represented in person or by proxy constitutes a quorum. Thrivent Financial and its affiliates together are the record owners of a majority of the shares of the Target Portfolio. Thrivent Financial’s representation at the Meeting will therefore assure the presence of a quorum.

Proxies

Target Portfolio contractholders may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Contractholders who deliver voting instructions by methods

(i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with contractholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Portfolio employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Portfolio will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about May 14, 2018. Contractholders of the Target Portfolio whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Target Portfolio may retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. We do not anticipate any expense for additional telephone solicitation by Computershare. The proxy solicitation expenses, if any, are an expense of the Reorganization and will be allocated as described above.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of contractholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

Michael W. Kremenak

Secretary
Thrivent Series Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets of

Thrivent Growth and Income Plus Portfolio

By and In Exchange for Shares of

Thrivent Moderately Aggressive Allocation Portfolio

May 7, 2018

This Statement of Additional Information is available to the contractholders of Thrivent Growth and Income Plus Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Registrant”), in connection with the proposed reorganization (“the Reorganization”) whereby all of the assets of the Target Portfolio would be transferred to Thrivent Moderately Aggressive Allocation Portfolio (the “Acquiring Portfolio”), a series of the Registrant, in exchange for Shares of the Acquiring Portfolio. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus/Proxy Statement dated May 7, 2018 related to the Reorganization (the “Prospectus/Proxy Statement”). The Acquiring Portfolio and the Target Portfolio are sometimes referred to herein individually as a “Portfolio” or collectively as the “Portfolios”.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. A copy of the Prospectus/Proxy Statement may be obtained, without charge, from, Thrivent Series Fund, Inc. by calling toll-free 800-847-4836 or writing Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Acquiring Portfolio will provide, without charge, upon the request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION

The contractholders of the Target Portfolio are being asked to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Target Portfolio would (i) transfer all of its assets to the Acquiring Portfolio in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Acquiring Portfolio shares to contractholders of the Target Portfolio, and (iii) dissolve. A form of the Reorganization Agreement is attached hereto as Appendix A.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Incorporated herein by reference in its entirety is the Statement of Additional Information of the Registrant, dated April 30, 2018 and as supplemented through the date hereof, which was filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2018 and is attached hereto as Appendix B.

FINANCIAL STATEMENTS

Incorporated herein by reference in their respective entireties are:

(i)

the audited annual financial statements of the Target Portfolio, as of December 31, 2017, along with the opinion of independent registered public accounting firm, included as part of the Target Portfolio’s Form N-CSR as filed with the SEC on February 28, 2018; and

(ii)

the audited annual financial statements of the Acquiring Portfolio, as of December 31, 2017, along with the opinion of independent registered public accounting firm, included as part of the Acquiring Portfolio’s Form N-CSR as filed with the SEC on February 28, 2018.

Annual reports referenced as part of a Portfolio’s filing on Form N-CSR may be obtained by following the instructions on the cover of this Statement of Additional Information and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s Internet site (https://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of             , 2018 by Thrivent Series Fund, Inc. (the “Fund”), a Minnesota corporation, on behalf of its series, Thrivent Moderately Aggressive Allocation Portfolio (the “Acquiring Portfolio”) and Thrivent Growth and Income Plus Portfolio (the “Target Portfolio”).

W I T N E S S E T H:

WHEREAS, the Board of Directors of the Fund, on behalf of each of the Acquiring Portfolio and the Target Portfolio, has determined that entering into this Agreement whereby the Target Portfolio would transfer all of its assets to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio, is in the best interests of the shareholders of their respective fund; and

WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Plan of Transaction.

A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Portfolio will convey, transfer and deliver to the Acquiring Portfolio at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Portfolio (including accrued interest to the Closing Date) (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the “Assets”).

B. Consideration. In consideration thereof, the Acquiring Portfolio agrees that the Acquiring Portfolio at the closing will deliver to the Target Portfolio, full and fractional shares of beneficial interest, par value $0.01 per share, of the Acquiring Portfolio having net asset values per share calculated as provided in Section 3(A) hereof, in an amount equal to the aggregate dollar value of the Assets determined pursuant to Section 3(A) hereof net of any liabilities of the Target Portfolio described in Section 3(E) hereof (the “Liabilities”) (collectively, the “Acquiring Portfolio Shares”). The calculation of full and fractional Acquiring Portfolio Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Portfolio Shares delivered to the Target Portfolio in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.	Closing of the Transaction.

A. Closing Date. The closing shall occur within thirty (30) business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Portfolio at which this Agreement will be considered and approved, or such later date as soon as practicable thereafter, as the parties may mutually agree (the “Closing Date”). On the Closing Date, the Acquiring Portfolio shall deliver to the Target Portfolio the Acquiring Portfolio Shares in the amount determined pursuant to Section 1(B) hereof and the Target Portfolio thereafter shall, in order to effect the distribution of such shares to the Target Portfolio shareholders, instruct the Acquiring Portfolio to register the pro rata interest in the Acquiring Portfolio Shares (in full and fractional shares) of each of the holders of record of shares of the Target Portfolio in accordance with their holdings of shares of the Target Portfolio and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Portfolio agrees promptly to comply with said instruction. The Acquiring Portfolio shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3.	Procedure for Reorganization.

A. Valuation. The value of the Assets of the Target Portfolio to be transferred by the Acquiring Portfolio shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Portfolio (collectively, the “Acquiring Portfolio Prospectus”), copies of which have been delivered to the Target Portfolio.

B. Delivery of Portfolio Assets. The Assets shall be delivered to State Street Bank and Trust Company as Custodian for the Acquiring Portfolio or such other custodian as designated by the Acquiring Portfolio (collectively the “Custodian”) for the benefit of the Acquiring Portfolio, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, the cost of which shall be borne by the Target Portfolio and the Acquiring Portfolio, in proportion to their respective declines in total operating expenses, if any.

C. Failure to Deliver Securities. If the Target Portfolio is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the securities of the Target Portfolio for the reason that any such securities purchased by the Target Portfolio have not yet been delivered it by the Target Portfolio’s broker or brokers, then, in lieu of such delivery, the Target Portfolio shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by the Acquiring Portfolio or Custodian, including brokers’ confirmation slips.

D. Shareholder Accounts. The Acquiring Portfolio, in order to assist the Target Portfolio in the distribution of the Acquiring Portfolio Shares to the Target Portfolio shareholders after delivery of the Acquiring Portfolio Shares to the Target Portfolio, will establish pursuant to the request of the Target Portfolio an open account with the Acquiring Portfolio for each shareholder of the Target Portfolio and, upon request by the Target Portfolio, shall transfer to such accounts, the exact number of Acquiring Portfolio Shares then held by the Target Portfolio specified in the instruction provided pursuant to Section 2 hereof.

E. Liabilities. The Liabilities shall include all of the Target Portfolio’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement. The Target Portfolio will discharge all of its Liabilities prior to or on the Closing Date.

F. Expenses. In the event that the transactions contemplated herein are consummated, Thrivent Financial for Lutherans (or an affiliate thereof) shall pay the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Fund. In addition, as part of the Reorganization, the Target Fund will write off its remaining unamortized organizational expenses, if any, which shall be reimbursed by Thrivent Financial for Lutherans (or an affiliate thereof). The Acquiring Fund shall bear expenses associated with the qualification of shares of the Acquiring Fund for sale in the various states. In addition, to the extent that any transition of Fund securities is required in connection with the Reorganization, the respective Fund may incur transaction expenses associated with the sale and purchase of Fund securities. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Thrivent Financial for Lutherans (or an affiliate thereof).

G. Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Portfolio shall voluntarily dissolve and completely liquidate by taking, in accordance with the laws of the State of Minnesota and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Portfolio. Immediately after the Closing Date, the share transfer books relating to the Target Portfolio shall be closed and no transfer of shares shall thereafter be made on such books.

4.	Representations and Warranties of the Target Portfolio.

The Target Portfolio hereby represents and warrants to the Acquiring Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Portfolio that:

A. Organization. The Fund is a corporation, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization. The Target Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation of the Fund, as amended through the date hereof (the “Articles of Incorporation”). The Fund and the Target Portfolio are qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Portfolio. The Fund and the Target Portfolio have all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Portfolio.

B. Registration. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded. The Target Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding common shares of beneficial interest of the Target Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Portfolio audited as of and for the year ended December 31, 2017, true and complete copies of which have been heretofore furnished to the Acquiring Portfolio, fairly represent the financial condition and the results of operations of the Target Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Target Portfolio shall furnish to the Acquiring Portfolio within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Portfolio’s operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Portfolio as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Target Portfolio not discharged pursuant to Section 3(E), and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Portfolio which would, if adversely determined, materially affect the Target Portfolio’s financial condition. All liabilities were incurred by the Target Portfolio in the ordinary course of its business.

F. Material Agreements. The Target Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the most recent Prospectus and Statement of Additional Information of the Target Portfolio (collectively, the “Target Portfolio Prospectus”), there are no material agreements outstanding relating to the Target Portfolio to which the Target Portfolio is a party.

G. Statement of Earnings. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Portfolio shall furnish the Acquiring Portfolio with a statement of the earnings and profits of the Target Portfolio within the meaning of the Code as of the Closing Date.

H. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

I. Necessary Authority. The Fund on behalf of the Target Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Target Portfolio, and except for obtaining approval of the Target Portfolio shareholders, no other corporate acts or proceedings by the Fund on behalf of the Target Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Target Portfolio and constitutes a valid and binding obligation of the Target Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

J. No Violation, Consents and Approvals. The execution, delivery and performance of this Agreement by the Fund on behalf of the Target Portfolio does not and will not (i) result in a material violation of any provision of the Fund’s or the Target Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Portfolio is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement.

K. Absence of Changes. From the date of this Agreement through the Closing Date, there shall not have been:

i.

any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Portfolio, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

ii.

issued by the Target Portfolio any option to purchase or other right to acquire shares of the Target Portfolio to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Target Portfolio Prospectus;

iii.	any entering into, amendment or termination of any contract or agreement by the Target Portfolio, except as otherwise contemplated by this Agreement;

iv.	any indebtedness incurred, other than in the ordinary course of business, by the Target Portfolio for borrowed money or any commitment to borrow money entered into by the Target Portfolio;

v.	any amendment of the Fund’s or the Target Portfolio’s organizational documents; or

vi.

any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Portfolio other than a lien for taxes not yet due and payable.

L. Title. On the Closing Date, the Target Portfolio will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Portfolio will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

M. Prospectus/Proxy Statement. The Registration Statement on Form N-14 of the Fund (the “Registration Statement”) and the Prospectus/Proxy Statement contained therein (the “Prospectus/Proxy Statement”), as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as they relate to the Target Portfolio, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4(M) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Portfolio furnished to the Target Portfolio by the Acquiring Portfolio.

N. Tax Qualification. The Target Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

5.	Representations and Warranties of the Acquiring Portfolio.

The Acquiring Portfolio hereby represents and warrants to the Target Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Target Portfolio that:

A. Organization. The Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation. The Fund and the Acquiring are qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Portfolio. The Fund and the Acquiring Portfolio have all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Portfolio.

B. Registration. The Fund is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Portfolio audited as of and for the year ended December 31, 2017, true and complete copies of which have been heretofore furnished to the Target Portfolio, fairly represent the financial condition and the results of operations of the Acquiring Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Acquiring Portfolio shall furnish to the Target Portfolio within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Portfolio as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Portfolio not disclosed in the financial statements delivered pursuant to Sections 5(C) and 5(D) hereof which would materially affect the Acquiring Portfolio’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would, if adversely determined, materially affect the Acquiring Portfolio’s financial condition. All liabilities were incurred by the Acquiring Portfolio in the ordinary course of its business.

F. Material Agreements. The Acquiring Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Acquiring Portfolio Prospectus there are no material agreements outstanding relating to the Acquiring Portfolio to which the Acquiring Portfolio is a party.

G. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

H. Necessary Authority. The Fund on behalf of the Acquiring Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Acquiring Portfolio, no other corporate acts or proceedings by the Acquiring Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Acquiring Portfolio and constitutes a valid and binding obligation of the Acquiring Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by Fund on behalf of the Acquiring Portfolio does not and will not (i) result in a material violation of any provision of Fund’s or the Acquiring Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Portfolio is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement.

J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would materially affect its financial condition.

K. Acquiring Portfolio Shares: Registration. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws.

L. Acquiring Portfolio Shares: Authorization. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters’ rights and will conform in all material respects to the description thereof contained in the Acquiring Portfolio’s Prospectus furnished to the Target Portfolio.

M. Absence of Changes. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Portfolio, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

N. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Portfolio, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Portfolio furnished to the Acquiring Portfolio by the Target Portfolio.

O. Tax Qualification. The Acquiring Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6.	Covenants.

During the period from the date of this Agreement and continuing until the Closing Date, the Target Portfolio and Acquiring Portfolio agree as follows (except as expressly contemplated or permitted by this Agreement):

A. Other Actions. The Target Portfolio and Acquiring Portfolio shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

B. Government Filings; Consents. The Fund shall file all reports required to be filed by the Target Portfolio and Acquiring Portfolio with the SEC between the date of this Agreement and the Closing Date and the Target Portfolio and Acquiring Portfolio shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Portfolio and the Acquiring Portfolio shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Portfolio or Acquiring Portfolio, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, to be set forth in the Registration Statement or the Prospectus/Proxy Statement. The Target Portfolio shall promptly prepare the Prospectus/Proxy Statement and the Acquiring Portfolio shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Portfolio and its affiliated persons, the Acquiring Portfolio shall only include such information as is approved by the Target Portfolio for use in the Registration Statement. The Acquiring Portfolio shall not amend or supplement any such information regarding the Target Portfolio and such affiliates without the prior written consent of the Target Portfolio which consent shall not be unreasonably withheld or delayed. The Acquiring Portfolio shall promptly notify and provide the Target Portfolio with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Portfolio shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Portfolio shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Portfolio Shares in the transactions contemplated by this Agreement, and the Target Portfolio shall furnish all information concerning the Target Portfolio and the holders of the Target Portfolio’s shares as may be reasonably requested in connection with any such action.

D. Access to Information. During the period prior to the Closing Date, the Target Portfolio shall make available to the Acquiring Portfolio a copy of each report, schedule, registration statement and other document (the “Documents”) filed or received by it during such period pursuant to the requirements of federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Portfolio shall make available to the Target Portfolio each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law).

E. Shareholder Meetings. The Target Portfolio shall call a meeting of the Target Portfolio shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and proxy card to each shareholder of the Target Portfolio as of the record date for such meeting of shareholders. The Board shall recommend to the Target Portfolio shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

F. Portfolios. The Target Portfolio and Acquiring Portfolio covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when the Assets are added to the Acquiring Portfolio’s portfolio, the resulting portfolio will meet the Acquiring Portfolio’s investment objective, policies and restrictions, as set forth in the Acquiring Portfolio’s Prospectus, a copy of which has been delivered to the Target Portfolio. Notwithstanding the foregoing, nothing herein will require the Target Portfolio to dispose of any portion of the Assets if, in the reasonable judgment of the Target Portfolio’s Directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code.

G. Distribution of Shares. The Target Portfolio covenants that at closing it shall cause to be distributed the Acquiring Portfolio Shares in the proper pro rata amount for the benefit of Target Portfolio’s shareholders and that the Target Portfolio shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Portfolio covenants to use all reasonable efforts to cooperate with the Acquiring Portfolio and the Acquiring Portfolio’s transfer agent in the distribution of said shares. The Target Portfolio covenants further that, pursuant to Section 3(G) hereof, it shall liquidate and dissolve as promptly as practicable after the Closing Date.

H. Brokers or Finders. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Portfolio and the Acquiring Portfolio represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper directors and officers of each party to this Agreement shall take all such necessary action.

J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Target Portfolio and the Acquiring Portfolio will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

K. Tax Status of Reorganization. The intention of the parties is that the transactions contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Portfolio nor the Target Portfolio shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Portfolio and the Target Portfolio will take such action, or cause such action to be taken, as is reasonably necessary to enable Reed Smith LLP (“Reed Smith”), special counsel to the Acquiring Portfolio and the Target Portfolio, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by Reed Smith).

L. Declaration of Dividend. At or immediately prior to the Closing Date, the Target Portfolio shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7.	Conditions to Obligations of the Target Portfolio.

The obligations of the Target Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Target Portfolio:

A. Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of a “Majority of the Outstanding Voting Securities” (as defined in the Articles of Incorporation) of the Target Portfolio.

B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Portfolio as of the Closing Date, and the Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio satisfactory in form and substance to the Target Portfolio so stating. The Acquiring Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”) preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Portfolio.

F. Tax Opinion. The Target Portfolio shall have obtained an opinion from Reed Smith, special counsel for the Target Portfolio, dated as of the Closing Date, addressed to the Target Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Reed Smith may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

G. Officer Certificates. The Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Acquiring Portfolio.

8.	Conditions to Obligations of the Acquiring Portfolio.

The obligations of the Acquiring Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Portfolio:

A. Representations, Warranties, and Agreements. Each of the representations and warranties of the Target Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Portfolio as of the Closing Date, and the Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio satisfactory in form and substance to the Acquiring Portfolio so stating. The Target Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

B. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

C. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

D. No Injunctions or Restrains; Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

E. Tax Opinion. The Acquiring Portfolio shall have obtained an opinion from Reed Smith, special counsel for the Acquiring Portfolio, dated as of the Closing Date, addressed to the Acquiring Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Reed

Smith may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

F. Shareholder List. The Target Portfolio shall have delivered to the Acquiring Portfolio an updated list of all shareholders of the Target Portfolio, as reported by the Target Portfolio’s transfer agent, as of one (1) business day prior to the Closing Date with each shareholder’s respective holdings in the Target Portfolio, taxpayer identification numbers, Form W9 and last known address.

G. Officer Certificates. The Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 hereof are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Target Portfolio and by Target Portfolio shareholders.

9.	Amendment, Waiver and Termination.

A. The parties hereto may, by agreement in writing authorized by the Board on behalf of each of the Target Portfolio and the Acquiring Portfolio, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Portfolio; provided, however, that after receipt of Target Portfolio shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Portfolio’s shareholder approval thereof.

B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

i.	by the consent of the Board on behalf of each of the Target Portfolio and the Acquiring Portfolio;

ii.	by the Target Portfolio, if the Acquiring Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iii.	by the Acquiring Portfolio, if the Target Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iv.

by either the Target Portfolio or the Acquiring Portfolio, if the Closing has not occurred on or prior to December 31, 2018 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);

v.

by the Acquiring Portfolio in the event that: (a) all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Portfolio gives the Target Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof; and (c) the Target Portfolio then fails or refuses to close within the earlier of ten (10) business days or December 31, 2018; or

vi.

by the Target Portfolio in the event that: (a) all the conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Portfolio gives the Acquiring Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof; and (c) the Acquiring Portfolio then fails or refuses to close within the earlier of ten (10) business days or December 31, 2018.

10.	Remedies.

In the event of termination of this Agreement by either or both of the Target Portfolio and Acquiring Portfolio pursuant to Section 9(C) hereof, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11.	Survival of Warranties and Indemnification.

A. Survival. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the “Survival Period.” Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Portfolio and the Target Portfolio to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Portfolio or the Target Portfolio be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

B. Indemnification. Each party (an “Indemnitor”) shall indemnify and hold the other and its directors, officers, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

C. Indemnification Procedure. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	Survival.

The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.	Notices.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Portfolio shall be addressed to the Target Portfolio c/o Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address as the Target Portfolio may designate by written notice to the Acquiring Portfolio. Notice to the Acquiring Portfolio shall be addressed to the Acquiring Portfolio c/o Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Portfolio may designate by written notice to the Target Portfolio. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.	Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15.	Books and Records.

All books and records of the Target Portfolio, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Portfolio from and after the Closing Date and shall be turned over to the Acquiring Portfolio as soon as practicable following the Closing Date.

16.	General.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Fund on behalf of the Target Portfolio and by the Fund on behalf of the Acquiring Portfolio and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to principles of conflicts or choice of law.

17.	Limitation of Liability.

It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Fund personally, but shall bind only the property of the Fund, as provided in the Articles of Incorporation. The execution and delivery of this Agreement have been authorized by the Directors and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Directors nor such execution and delivery by such officer shall be deemed to have been made by any of them personally, but shall bind only the property of the Fund as provided in the Articles of Incorporation. The obligations of any series of the Fund hereunder shall be the exclusive obligation of that series and the parties hereto can only look to the assets of that series to satisfy any debt or obligation incurred by that series hereunder.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

Thrivent Series Fund, Inc. On Behalf of Its Series, Thrivent Growth and Income Plus Portfolio
		Name: Title:	David S. Royal President

Attest:
Name: Title:	Michael W. Kremenak Secretary

Thrivent Series Fund, Inc. On Behalf of Its Series, Thrivent Moderately Aggressive Allocation Portfolio
		Name: Title:	David S. Royal President

Attest:
Name: Title:	Michael W. Kremenak Secretary

APPENDIX B

STATEMENT OF ADDITIONAL INFORMATION OF THE REGISTRANT

B - 1

Thrivent Series Fund, Inc.

Supplement to the Statement of Additional Information

dated April 28, 2017

with respect to

Thrivent Partner Healthcare Portfolio

On September 11, 2017, BlackRock Investment Management, LLC (“BlackRock”) will replace Sectoral Asset Management Inc. (“Sectoral”) as the subadviser of Thrivent Partner Healthcare Portfolio (the “Portfolio”). As a result, the following changes are made to the Statement of Additional Information.

1.	The “Investment Adviser, Investment Subadvisers, and Portfolio Managers” section is updated to remove information about Sectoral and to include the following information about BlackRock:

Thrivent Partner Healthcare Portfolio

Investment decisions for the Thrivent Partner Healthcare Portfolio are made by BlackRock Investment Management, LLC (“BlackRock”), which Thrivent Financial has engaged as investment subadviser for the Portfolio. BlackRock, which is located at 1 University Square Drive, Princeton, New Jersey 08540. BlackRock and its affiliates had approximately $5.7 trillion in investment company and other portfolio assets under management as of June 30, 2017.

BlackRock Portfolio Managers

Other Accounts Managed by BlackRock Portfolio Managers

The following table provides information about other accounts managed by Erin Xie as of June 30, 2017.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in $ millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in $ millions)
Erin Xie	Registered Investment Companies:	3	$6,520	0	$0
	Other Pooled Investment Vehicles:	2	$3,330	0	$0
	Other Accounts:	1	$1,030	1	$1,030

Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

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Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Erin Xie	MSCI All Country World Index (Net Total Return); MSCI All Country World ex US - Net Return; MSCI All Country World ex US Index (Net TR); MSCI World Health Care; Morningstar Global Large-Cap Blend Equity; Morningstar Foreign Large Blend; LIPPER Options Arbitrage/Opt Strategies Funds; S&P United States MidSmallCap Index; MSCI All Country World Index (Net Total Return); Morningstar US Mid-Cap Equity; Morningstar Mid-Cap Growth; MS Investment Association North America Classification; Morningstar World Stock; MS Investment Association Global Classification; LIPPER Options Arbitrage/Opt Strategies Funds; Morningstar Technology; LIPPER Sector Equity Funds; S&P 500 Index; Russell 3000 HealthCare Index; Citigroup 3-month T-bill Index; Morningstar Sector Equity Healthcare; Morningstar Health Classification; LIPPER Sector Equity Funds

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity

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awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio manager of this Fund has deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover,

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BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. It should also be noted that Ms. Xie may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Xie may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of the Portfolio

Ms. Xie does not own shares of the Thrivent Partner Healthcare Portfolio.

2.	The first paragraph under “Investment Subadvisory Fees” in the “Investment Adviser, Investment Subadvisers, and Portfolio Managers” section is replaced with the following:

Thrivent Financial pays BlackRock an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Healthcare Portfolio. The fee payable is equal to 0.50% of the first $50 million of average daily net assets managed by BlackRock, 0.475% of the next $200 million of average daily net assets, 0.45% of the next $250 million and 0.425% of the average daily net assets over $500 million. The Portfolio’s former subadviser was paid the following amounts for the last three years: $475,383 for the year ended December 31, 2014, $852,414 for the year ended December 31, 2015, and $942,518 for the year ended December 31, 2016.

3.	A description of the proxy voting policies of BlackRock is included in Appendix A to this Supplement.

The date of this Supplement is September 11, 2017.

Please include this Supplement with your Statement of Additional Information.

29661

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APPENDIX A

to

Thrivent Series Fund, Inc.

Supplement to the Statement of Additional Information

dated April 28, 2017

with respect to

Thrivent Partner Healthcare Portfolio

1	2014 Global corporate governance and engagement principles

Introduction to BlackRock

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, closed-end funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on corporate governance

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, the distribution of income and the capital structure. In order to exercise these rights effectively, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the proposals, and of the performance of the company and management.

Our focus is on the board of directors, as the agent of shareholders, which should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns regarding strategy or performance.

These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, as noted above, we do believe that there are some overarching principles of corporate governance that apply

2	2014 Global corporate governance and engagement principles

globally. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances. We are interested to understand from the company’s reporting its approach to corporate governance, particularly where it is different from the usual market practice, and how it benefits shareholders.

BlackRock also believes that shareholders have responsibilities in relation to monitoring and providing feedback to companies, sometimes known as stewardship. These ownership responsibilities include, in our view, engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. Our own approach to oversight in relation to our corporate governance activities is set out in the section below titled “BlackRock’s oversight of its corporate governance activities”.

Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

^	Boards and directors

^	Auditors and audit-related issues

^	Capital structure, mergers, asset sales and other special transactions

^	Remuneration and benefits

^	Social, ethical and environmental issues

^	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we take into account research from proxy advisors, other internal and external research, information published by the company or provided through engagement and the views of our equity portfolio managers.

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BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

^	establishing an appropriate corporate governance structure;

^	supporting and overseeing management in setting strategy;

^	ensuring the integrity of financial statements;

^	making decisions regarding mergers, acquisitions and disposals;

^	establishing appropriate executive compensation structures; and

^	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about directors may include their role on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:

^	current employment at the company or a subsidiary;

^	former employment within the past several years as an executive of the company;

4	2014 Global corporate governance and engagement principles

^	providing substantial professional services to the company and/or members of the company’s management;

^	having had a substantial business relationship in the past three years;

^	having, or representing a shareholder with, a substantial shareholding in the company;

^	being an immediate family member of any of the aforementioned; and

^	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders if they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements which should provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

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Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that pay out rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

6	2014 Global corporate governance and engagement principles

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.

BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies helps shareholders assess whether the economic interests of shareholders have been protected and the quality of the board’s oversight of management. BlackRock believes shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

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BlackRock’s oversight of its corporate governance activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), and which is considered an investment function. BlackRock maintains three regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, the Middle East and Africa (EMEA) and Asia-Pacific, consisting of senior BlackRock investment professionals. All of the regional Corporate Governance Committees report to a Global Corporate Governance Oversight Committee which is a risk-focused committee composed of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Corporate Governance Group reports and the head of the Corporate Governance Group. The Corporate Governance Committees review and approve amendments to their respective proxy voting guidelines (“Guidelines”) and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. BlackRock’s Equity Policy Oversight Committee (EPOC) is informed of certain aspects of the work of the Global Corporate Governance Oversight Committee and the Corporate Governance Group.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

8	2014 Global corporate governance and engagement principles

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers the decision generally will be made by a Fund’s portfolio managers and/or the Corporate Governance Group based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those Funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

^	BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

9	2014 Global corporate governance and engagement principles

^	The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.

^	BlackRock’s Global Corporate Governance Oversight Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Oversight Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

^	BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures intended to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure that proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

^	In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

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Voting guidelines

The issue-specific voting Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

11	2014 Global corporate governance and engagement principles

Thrivent Series Fund, Inc.

Supplement to the Statement of Additional Information

dated April 28, 2017

1.	Russell W. Swansen has announced his retirement from Thrivent Financial, effective June 30, 2017. As a result, he will no longer serve as Chief Investment Officer of the Fund. The information provided about Mr. Swansen in the “Fund Management—Leadership Structure and Oversight Responsibilities” section of the Statement of Additional Information is replaced with the following:

Russell W. Swansen. Mr. Swansen has served as a Director on the Board of the Fund Complex since 2009. He has over 25 years of experience as a portfolio manager and served as a Senior Vice President and Chief Investment Officer of Thrivent Financial from 2003 to 2017. Mr. Swansen has executive and business experience as a former managing director of an investment bank and as a former president of another registered investment adviser. He has gained experience as a director on the board of several companies (both public and private) and a non-profit organization that supports medical research for the treatment and cure of childhood cancers. Mr. Swansen was formerly a director on the board of a mining equipment manufacturer and has been a board member of several private companies.

Interested Directors

Name, Address and Year of Birth	Position with the Fund and Length of Service	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and within Past Five Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN (1957)	Director since 2009	54	Chief Investment Officer, Thrivent Financial from 2003 to 2017.	Currently, Director of Twin Bridge Capital Partners, Invenshure LLC, Children’s Cancer Research Fund, and Intellectual Takeout.

2.	David S. Royal will succeed Mr. Swansen as Chief Investment Officer and will be named a principal officer of Thrivent Financial following board action.

The date of this Supplement is June 26, 2017.

Please include this Supplement with your Statement of Additional Information.

29564

STATEMENT OF ADDITIONAL INFORMATION
Dated April 28, 2017

For
THRIVENT SERIES FUND, INC.
625 Fourth Avenue South
Minneapolis, Minnesota 55415
800-THRIVENT (847-4836)
Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Growth and Income Plus Portfolio
Thrivent Balanced Income Plus Portfolio
Thrivent Diversified Income Plus Portfolio
Thrivent Opportunity Income Plus Portfolio
Thrivent Partner Healthcare Portfolio
Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Real Estate Securities Portfolio
Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Low Volatility Equity Portfolio
Thrivent Multidimensional Income Portfolio
Thrivent High Yield Portfolio
Thrivent Income Portfolio
Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Money Market Portfolio
This Statement of Additional Information (“SAI”) is not a Prospectus, but should be read in conjunction with the Prospectus for Thrivent Series Fund, Inc. (the “Fund”) dated April 28, 2017. The Report of Independent Registered Public Accounting Firm and financial statements included in the Annual Report for the Fund, for the fiscal year ended December 31, 2016, is a separate report furnished with this Statement of Additional Information and is incorporated herein by reference. To receive a copy of the Prospectus or the Annual or Semiannual Report for the Fund, write to Thrivent Series Fund, Inc., 4321 N. Ballard Road, Appleton, Wisconsin, 54919 or call toll-free (800) THRIVENT (847-4836).
The Prospectus and SAI do not purport to create any contractual obligations between the Fund or any Portfolio and its shareholders. In addition, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Portfolios, including contracts with the investment manager or other parties who provide services to the Portfolios.

HISTORY OF THE FUND
The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 29 separate series or “Portfolios.” Each Portfolio of the Fund, other than the Thrivent Aggressive Allocation Portfolio, the Thrivent Moderately Aggressive Allocation Portfolio, the Thrivent Moderate Allocation Portfolio, the Thrivent Moderately Conservative Allocation Portfolio (collectively, the “Thrivent Asset Allocation Portfolios”), and the Thrivent Partner Healthcare Portfolio is diversified. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.
INVESTMENT POLICIES AND RESTRICTIONS
Additional Investment Practices
In addition to those practices stated in the Prospectus, various Portfolios may purchase the following securities or may engage in the following transactions. Each of these investment practices are non-principal investment strategies except as otherwise noted.
Thrivent Asset Allocation Portfolios
Each of the Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio and Thrivent Moderately Conservative Allocation Portfolio (each, a “Thrivent Asset Allocation Portfolio” and collectively, the Thrivent Asset Allocation Portfolios”) seeks to achieve its investment objective by investing in other series of the Fund and directly-held financial instruments. Each of the Thrivent Asset Allocation Portfolios may also invest in (i) Government Securities and Short-Term Paper (as such terms are defined in the 1940 Act), (ii) unaffiliated mutual funds or other unaffiliated investment companies, to the extent permitted under Section 12(d)(1) of the 1940 Act, and (iii) other investments, as permitted by Rule 12d1-2 under the 1940 Act or by exemptive order.
None of the Thrivent Asset Allocation Portfolios is “diversified” within the meaning of the 1940 Act. A mutual fund is diversified if at least 75% of the value of its total assets is represented by Government Securities (as defined in the 1940 Act), cash and cash items, securities of other investment companies and other securities, excluding investments of more than 5% of the fund’s total assets in any one issuer and investments representing more than 10% of the outstanding voting securities of any one issuer.
Other Securities
The Thrivent Partner Healthcare Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Real Estate Securities Portfolio, Thrivent Small Cap Stock Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Stock Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner All Cap Portfolio, Thrivent Large Cap Growth Portfolio, Thrivent Partner Growth Stock Portfolio, Thrivent Large Cap Value Portfolio, Thrivent Large Cap Stock Portfolio, Thrivent Large Cap Index Portfolio, Thrivent Low Volatility Equity Portfolio, Thrivent Growth and Income Plus Portfolio, Thrivent Balanced Income Plus Portfolio and, to the extent set forth above, Thrivent Asset Allocation Portfolios may each invest in other types of securities, including bonds, partnerships (including Master Limited Partnerships and Private Partnerships), forward contracts, preferred stocks, convertible bonds, convertible preferred stocks, rights, warrants, American Depository Receipts (ADRs), and other debt or equity securities. In addition, each of these Portfolios may invest in U.S. Government securities or cash, European Depository Receipts (EDRs) and the securities of foreign investment trusts and trusts.
The Thrivent Partner Healthcare Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Real Estate Securities Portfolio, Thrivent Small Cap Stock Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Stock Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner All Cap Portfolio, Thrivent Large Cap Growth Portfolio, Thrivent Partner Growth Stock Portfolio, Thrivent Large Cap Value Portfolio, Thrivent Large Cap

Stock Portfolio, Thrivent Large Cap Index Portfolio, Thrivent Low Volatility Equity Portfolio and Thrivent Growth and Income Plus Portfolio will not use any minimum level of credit quality. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below “Baa,” as rated by Moody’s Investors Service, Inc. (“Moody’s”), or below “BBB,” as rated by Standard & Poor’s Corporation (“S&P”). For a description of Moody’s and S&P’s ratings, see “Description of Debt Ratings.” Securities rated below investment grade (sometimes referred to as “high yield bonds” or “junk bonds”) are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to economic changes.
Thrivent High Yield Portfolio, Thrivent Diversified Income Plus Portfolio, Thrivent Income Portfolio, Thrivent Limited Maturity Bond Portfolio, Thrivent Multidimensional Income Portfolio and Thrivent Opportunity Income Plus Portfolio may also invest in common stocks, warrants to purchase stocks, bonds or preferred stocks convertible into common stock, and other equity securities.
Bank Instruments
Each Portfolio may invest in bank instruments in pursuit of its investment objective. These instruments include, but are not limited to, certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker’s acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are non-negotiable deposits for a fixed period of time at a stated interest rate.
U.S. branches of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated under federal or state law. U.S. federal branches of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective state or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. U.S. branches of foreign banks can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.
Investing in instruments issued by foreign branches of U.S. banks and U.S. branches of foreign banks may involve risks. These risks may include future unfavorable political and economic developments, possible withholding or confiscatory taxes, seizure of foreign deposits, currency controls, interest limitations and other governmental restrictions that might affect payment of principal or interest, and possible difficulties pursuing or enforcing claims against banks located outside the U.S. Additionally, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements and practices comparable to U.S. issuers, and there may be less public information available about foreign banks and their branches and agencies.
Repurchase Agreements
Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the market value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. A Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the

Portfolios’ investment adviser, Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), or a subadviser to be creditworthy. The Thrivent Money Market Portfolio may enter into repurchase agreements that are collateralized by government securities.
Restricted Securities
The Portfolios may buy or sell restricted securities, including securities that meet the requirements of Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule. Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Directors. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Portfolio’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Portfolio may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities. None of the Portfolios will invest more than 15% of its net assets in illiquid securities (5% in the case of the Thrivent Money Market Portfolio).
Reverse Repurchase Agreements
Each Portfolio also may enter into reverse repurchase agreements, which may be viewed as borrowings made by a Portfolio. A reverse repurchase agreement is a transaction in which the Portfolio transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, with an agreement that at a stipulated date in the future the Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Portfolio to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. However, the ability to enter into reverse repurchase agreements does not assure that the Portfolio will be able to avoid selling portfolio instruments at a disadvantageous time.
The Portfolios will engage in reverse repurchase agreements that are not in excess of 60 days to maturity and will do so to avoid borrowing cash and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting reverse repurchase agreements, assets of the Portfolio in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Portfolio’s records at the trade date and maintained until the transaction is settled.
When-Issued and Delayed Delivery Transactions
Each Portfolio may purchase securities on a when-issued and delayed delivery basis. When-issued and delayed delivery transactions arise when U.S. Government obligations and other types of securities are bought by the Portfolio with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. There are no fees or other expenses associated with these types of transactions other than normal transaction costs.
To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with its investment objective and policies and not for the purpose of investment leverage. On the settlement date, the value of such instruments may be less than the cost thereof. When effecting when-issued and delayed delivery transactions, a Portfolio will maintain liquid securities, cash, or cash equivalents of a dollar amount sufficient to make payment for the obligations to be purchased until the transaction has been settled.

Dollar Roll Transactions
The Portfolios may enter into dollar roll transactions with respect to securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolios to “roll over” their purchase commitments. While the dollar roll transactions may result in higher transaction costs for the Portfolios, the Adviser believes that the benefits of investing in such a program will outweigh the potential for such increased costs.
Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities
The Portfolios may invest in mortgage-backed securities, including CMOs and multi-class pass-through securities. CMOs and multi-class pass-through securities are debt instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as “derivatives.”
A CMO contains a series of bonds or certificates issued in multiple classes. Each CMO class (referred to as “tranche”) has a specified coupon rate and stated maturity or final distribution date. When people start prepaying the principal on the collateral underlying a CMO (such as mortgages underlying a CMO), some classes may retire substantially earlier than the stated maturity or final distribution dates resulting in a loss of all or part of the premium, if any has been paid. The issuer structures a CMO to pay or accrue interest on all classes on a monthly, quarterly or semi-annual basis. The issuer may allocate the principal and interest on the underlying mortgages among the classes in many ways. In a common structure, the issuer applies the principal payments on the underlying mortgages to the classes according to scheduled cash flow priorities.
There are many classes of CMOs. Interest only classes (“IOs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities (mortgage assets). Principal only classes (“POs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the underlying pool of mortgage assets. In addition, there are “inverse floaters,” which have coupon rates that move in the reverse direction to an applicable index, and accrual (or Z) bonds (described below).
Inverse floating CMO classes are typically more volatile than fixed or adjustable rate CMO classes. A Portfolio would only invest in inverse floating CMOs to protect against a reduction in the income earned on investments due to a predicted decline in interest rates. In the event interest rates increased, the Portfolio would lose money on investments in inverse floating CMO classes. An interest rate increase would cause the coupon rate on an inverse CMO class to decrease.
Cash flow and yields on IO and PO classes are extremely sensitive to principal payment rates (including prepayments) on the underlying mortgage loans or mortgage-backed securities. For example, rapid or slow principal payment rates may adversely affect the yield to maturity of IO or PO bonds, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the holder of an IO bond may incur a complete loss in value due to the lost interest stream even if the IO bond has a AAA rating. If the underlying mortgage assets experience slower than anticipated prepayments of principal, the PO bond will incur substantial losses in value due to lost prepayments. Rapid or slow principal payment rates may cause IO and PO bond holders to incur substantially more losses in market value than if they had invested in traditional mortgage-backed securities. On the other hand, if interest rates rise, the value of an IO might increase and partially offset other bond value declines in a Portfolio’s portfolio. If interest rates fall, the value of a PO might increase offsetting lower reinvestment rates in a Portfolio’s portfolio.

An accrual or Z bondholder does not receive cash payments until one or more of the other classes have received their full payments on the mortgage loans underlying the CMO. During the period when the Z bondholders do not receive cash payments, interest accrues on the Z class at a stated rate. The accrued interest is added to the amount of principal due to the Z class. After the other classes have received their payments in full, the Z class begins receiving cash payments until it receives its full amount of principal (including the accrued interest added to the principal amount) and interest at the stated rate.
Generally, the date when cash payments begin on the Z class depends on the prepayment rate of the mortgage loans underlying the CMO. A faster prepayment rate results in an earlier commencement of cash payments on the Z class. Like a zero coupon bond, during its accrual period the Z class has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining interest rates. Like a zero coupon bond, the market value of a Z class bond fluctuates more widely with changes in interest rates than would the market value of a bond from a class that pays interest currently. Changing interest rates influence prepayment rates. As noted above, such changes in prepayment rates affect the date at which cash payments begin on a Z tranche, which in turn influences its market value.
Collateralized Debt Obligations
The Portfolios may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. CDOs are types of asset-backed securities. A CLO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. A CBO is ordinarily issued by a trust or other SPE and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Portfolio against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAl. CDOs may charge management fees and administrative expenses, which are in addition to those of a Portfolio.
For both CLOs and CBOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CLO or CBO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CLO or CBO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CLO or CBO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CLOs, CBOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Portfolio as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Portfolio could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Senior Loans (All Portfolios except Thrivent Money Market Portfolio)
The Portfolios may invest in senior loans. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are LIBOR, the prime rate offered by one or more major United States banks or the certificate of deposit rate or other base lending rates used by commercial lenders.
Senior loans may not be rated by a rating organization, will not be registered with the SEC or any state securities commission and generally will not be listed or traded on any national securities exchange. Therefore, Portfolios that hold senior loans may not be protected by the securities laws, the amount of public information available about senior loans will be limited, and the performance of investments in senior loans will be more dependent on the analytical abilities of the Adviser than would be the case for investments in more widely-rated, registered or exchange-listed or traded securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser generally does not receive material, non-public information about borrowers, which may further limit the information available to the Adviser about senior loans. In the event the Adviser receives material, non-public information about a borrower that also issues public securities, the Adviser may be restricted from trading in such public securities which could adversely impact performance of the Portfolio. Moreover, certain senior loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.
Structured Securities
The Portfolios may invest in structured securities. The issuer of a structured security links the security’s coupon, dividend or redemption amount at maturity to some sort of financial indicator. Such financial indicators can include currencies, interest rates, individual securities, commodities and indexes. The coupon, dividend and/or redemption amount at maturity may increase or decrease depending on the value of the linked or underlying instrument.
Investments in structured securities involve certain risks. In addition to the normal credit and interest rate risks inherent with a debt security, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Depending on how the issuer links the coupon and/or dividend to the underlying instrument, the amount of the dividend may be reduced to zero. Any further declines in the value of the underlying instrument may then reduce the redemption amount at maturity. Structured securities may have more volatility than the price of the underlying instrument.
In addition, structured securities include equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes can combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Not all equity linked notes, however, provide principal protection. Upon the maturity of the note, the holder receives, but is not guaranteed, a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of a Portfolio’s investment objective and policies.

Variable Rate Demand Notes
The Portfolios may purchase variable rate master demand notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. These notes are normally not traded, and there is no secondary market for the notes. However, a Portfolio may demand payment of the principal for such Portfolio at any time. If an issuer of a variable rate master demand note defaulted on its payment obligation, a Portfolio might not be able to dispose of the note due to the absence of a secondary market. A Portfolio might suffer a loss to the extent of the default. The extent to which the Thrivent Money Market Portfolio can purchase these securities is subject to Rule 2a-7 under the 1940 Act.
Lending Securities (All Portfolios except Thrivent Money Market Portfolio)
Consistent with applicable regulatory requirements, each of the Portfolios may from time to time lend the securities it holds to broker-dealers, provided that such loans are made pursuant to written agreements and are initially secured by collateral in the form of cash or domestic securities in an amount equal to at least 102% of the market value or foreign securities in an amount equal to at least 105% of the market value. In electing to engage in securities lending for a Portfolio, the Adviser will take into account the investment objective and principal strategies of the Portfolio. For the period during which the securities are on loan, the lending Portfolio will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities.
The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any portion thereof. However, this risk may be minimized by carefully selecting borrowers and securities to be lent and by monitoring collateral.
No Portfolio may lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.
Non-Standard Warrants (all Portfolios except Thrivent Money Market Portfolio)
A Portfolio may use non-standard warrants, including low exercise price warrants or low exercise price options and participatory notes, to gain indirect exposure to issuers in certain countries. Non-standard warrants are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, they pay the holder the difference in price of the underlying security between the date the non-standard warrant was purchased and the date it is sold. Non-standard warrants are generally a type of equity-linked derivative that are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue non-standard warrants that are designed to replicate the performance of certain issuers and markets. The performance results of non-standard warrants will not replicate exactly the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a non-standard warrant typically does not receive voting or other rights as it would if it directly owned the underlying security, and non-standard warrants present similar risks to investing directly in the underlying security. Additionally, non-standard warrants entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the non-standard warrant may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, there is no guarantee that a liquid market will exist for a particular non-standard warrant or that the counterparty or issuer of a non-standard warrant will be willing to repurchase such instrument when the Portfolio wishes to sell it.

Put and Call Options (All Portfolios except Thrivent Money Market Portfolio)
As described below, each Portfolio except the Thrivent Money Market Portfolio may invest in options on another security, an index, a currency, or a futures contract. If the option is described as “covered,” the applicable Portfolio holds the investment underlying the option or has the right to obtain it at no additional cost. If the option is not covered, the Portfolio will earmark cash or liquid securities to ensure that the Portfolio has sufficient assets to meet its obligations in respect of the option. When a Portfolio sells put options, the earmarked assets must be equal to the purchase obligation of the Portfolio, less any amount maintained as margin. When a Portfolio sells a call option, earmarked assets must be equal to the market value of the instruments underlying the call options less any amount maintained as margin.
Selling (“Writing”) Covered Call Options: The Portfolios may from time to time sell (“write”) covered call options on any portion of their investments as a hedge to provide partial protection against adverse movements in prices of securities in those Portfolios and, subject to the limitations described below, for the non-hedging purpose of attempting to create additional income. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined (“strike”) price. As the writer of a call option, a Portfolio assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price. This obligation is held by the Portfolio until either the option expires or an offsetting transaction is entered into by the Portfolio.
If the price of a security hedged by a call option falls below or remains below the strike price of the option, a Portfolio will generally not be called upon to deliver the security. A Portfolio will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or remains above the strike price of the option, the Portfolio will generally be called upon to deliver the security. In this event, a Portfolio limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.
Buying Call Options: The Portfolios may also from time to time purchase call options on securities in which those Portfolios may invest. As the holder of a call option, a Portfolio has the right (but not the obligation) to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). A Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities that the Portfolio intends to purchase. In purchasing a call option, a Portfolio would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid. A Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid.
Selling Put Options: The Portfolios may from time to time sell (“write”) put options. As the writer of a put option, the Portfolio assumes the obligation to pay a predetermined (“strike”) price for the option’s underlying security if the holder of the option chooses to exercise it. Until the option expires or a closing transaction is made, the Portfolio must continue to be prepared to pay the strike price, regardless of price movements in the underlying security.
If the price of the underlying security remains the same or rises above the strike price, the Portfolio generally will not be called upon to purchase the security. The Portfolio will, however, retain the premium received for the option as additional income. If the price of the underlying security falls below the strike price, the Portfolio may be called upon to purchase the security at the strike price.
When a Portfolio writes a put option on a security, the option must be covered by segregating liquid assets on the Portfolio’s books with a value equal to or greater than the strike price of the underlying security to secure the Portfolio’s obligation.
Buying Put Options: The Portfolios may from time to time purchase put options on any portion of their portfolios. A put option gives the buyer of the option, upon payment of a premium, the right (but not the obligation) to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined (“strike”) price. A Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Portfolio. In purchasing a put option, a Portfolio would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. A Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.
Options on Foreign Currencies: The Portfolios may also write covered call options and purchase put and call options on foreign currencies as a hedge against changes in prevailing levels of currency exchange rates.
Index Options: The Portfolios may also purchase and sell call options and put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.
Negotiated Transactions: The Portfolios will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Portfolio may purchase and sell options in negotiated transactions. A Portfolio effects negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by the Adviser or subadviser. Despite the Adviser’s or subadviser’s best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Portfolio. This risk is described more completely in the section of this Statement of Additional Information entitled, “Risks of Transactions in Options and Futures.”
Options written or purchased by a Portfolio in negotiated transactions are illiquid and there is no assurance that a Portfolio will be able to effect a closing purchase or closing sale transaction at a time when the Adviser or subadviser believes it would be advantageous to do so. In the event the Portfolio is unable to effect a closing transaction with the holder of a call option written by the Portfolio, the Portfolio may not sell the security underlying the option until the call written by the Portfolio expires or is exercised.
Closing Transactions: The Portfolios may dispose of options that they have written by entering into “closing purchase transactions.” Those Portfolios may dispose of options that they have purchased by entering into “closing sale transactions.” A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.
A Portfolio realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Portfolio from writing the option. The Portfolio realizes a loss if the premium paid is more than the premium received. The Portfolio may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.
A Portfolio realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. A Portfolio realizes a loss if the premium received is less than the premium paid.
Financial Futures and Options on Futures (All Portfolios except Thrivent Money Market Portfolio)
Selling Futures Contracts: The Portfolios may sell financial futures contracts (“futures contracts”) as a hedge against adverse movements in the prices of securities in those Portfolios. Such contracts may involve futures on items such as U.S. Government Treasury bonds, notes and bills; specified interest rates; mortgage-backed securities; corporate and municipal bonds; stocks; and indices of any of the foregoing. A futures contract sale creates an obligation for the Portfolio, as seller, to deliver the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In selling a futures contract, the Portfolio would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Portfolio. The Portfolio would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Portfolio.

Futures contracts have been designed by and are traded on boards of trade that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.
When a Portfolio sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker that are called “margin” by commodities exchanges and brokers.
The payment of “margin” in these transactions is different than purchasing securities “on margin.” In purchasing securities “on margin” an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of “margin” involved in these transactions: initial margin and variation margin. Initial margin does not represent a loan between a Portfolio and its broker, but rather is a “good faith deposit” by a Portfolio to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, a Portfolio will receive or pay “variation margin” equal to the daily change in the value of the position held by the Portfolio.
Buying Futures Contracts: The Portfolios may purchase financial futures contracts as a hedge against adverse movements in the prices of securities they intend to purchase. The Portfolios may buy and sell futures contracts for a number of reasons, including: (1) to manage their exposure to changes in securities prices and foreign currencies as an efficient means of adjusting their overall exposure to certain markets in an effort to enhance income; and (2) to protect the value of portfolio securities.
A futures contract purchase creates an obligation by a Portfolio, as buyer, to take delivery of the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In purchasing a futures contract, a Portfolio would realize a gain if, during the contract period, the price of the investments underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar securities that a Portfolio intends to purchase. A Portfolio would realize a loss if the price of the investments underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar investments that a Portfolio intends to purchase.
Options on Futures Contracts: The Portfolios may also sell (“write”) and purchase covered call and put options on futures contracts in connection with the above strategies. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option. The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities that a Portfolio intends to purchase.
Currency Futures Contracts and Options: The Portfolios may also sell and purchase currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Portfolio will not use such contracts or options for leveraging purposes.
Limitations: The Portfolios may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. In instances involving the purchase of futures contracts or call options thereon, a Portfolio will maintain liquid securities, cash, or cash equivalents in an amount equal to the market value of such contracts.
In addition, the Thrivent Partner All Cap Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio’s total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
Swap Transactions (All Portfolios except Thrivent Money Market Portfolio)
The Portfolios may enter into swap transactions, including, but not limited to, credit default, total return and interest rate swap agreements, and may purchase or sell caps, floors and collars. A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. There may be times, however, when a Portfolio buys a credit default swap, without owning the underlying reference entity or entities, as a potential means of enhancing the Portfolio’s investment returns. A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total return swaps provide the Portfolios with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. An interest rate swap involves the exchange by a Portfolio with another party of their respective commitments to pay or receive interest. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.
Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.
Currency Forward Contracts (All Portfolios except Thrivent Money Market Portfolio)
The Portfolios may also sell and purchase currency forward contracts as a hedge against changes in prevailing levels of currency exchange rates. A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. A Portfolio may lose money on currency forward contracts if changes in currency rates do not occur as anticipated or if the Portfolio’s counterparty to the contract were to default. A Portfolio will not use such forward contracts for leveraging purposes.
Central Clearing and Trade Execution Regulations
The Commodity Exchange Act (the “CEA”) and related regulations enacted by the CFTC may require the Portfolio to clear certain derivative contracts (including swaps) through a clearinghouse or central counterparty (a “CCP”). At the present time, only certain interest rate swaps and credit default index swaps are subject to mandatory clearing. To clear a derivative with the CCP, the Portfolios submit the derivative to, and post margin with a futures commission merchant (“FCM”) that is a clearinghouse member.

If a Portfolio must centrally clear a derivative transaction, the CFTC’s regulations may also require that the Portfolio enter into (or “execute”) that derivative over a market facility known as a swap execution facility (or “SEF”). The Portfolios may enter into the swap or other derivative with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the transaction to be transferred to the FCM for clearing. It may also enter into the trade with the FCM itself. The CCP, the FCM, SEF and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from a SEF or an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral or margin, or fully implementing its investment strategies. It is likely that in the future the CFTC will require additional types of derivatives to be traded on a SEF. The regulatory requirement to clear certain contracts or execute the contracts over a SEF could, either temporarily or permanently, reduce the liquidity of the derivatives or increase the costs of entering into those derivatives.
Exclusion from Regulation as a Commodity Pool Operator
Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association, neither the Fund nor any of the individual Portfolios is deemed to be a “commodity pool operator” under the Commodity Exchange Act (the “CEA”), which, through the CFTC, regulates investments in futures, options on futures and swaps. The Portfolios are, therefore, not subject to registration or regulation as such under the CEA. Under CFTC Rule 4.5 as currently in effect, each Portfolio will limit its trading activity in futures, option on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:
•	Aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Portfolio’s portfolio, after taking into account unrealized profits and losses on such positions; or
•	Aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Portfolio’s portfolio, after taking into account unrealized profits and losses on such positions.
Hybrid Investments (All Portfolios except Thrivent Money Market Portfolio)
As part of their investment program and to maintain greater flexibility, the Portfolios may invest in hybrid instruments (a potentially high-risk derivative) that have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero.
In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Portfolio and the seller of the hybrid instrument, the creditworthiness of the counterparty to the transaction would be a risk factor that the Portfolio would have to consider. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.
Risks of Transactions in Options and Futures
There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts, as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render a Portfolio’s hedging strategy unsuccessful and could result in losses. The loss from investing in futures transactions is potentially unlimited.
There is a risk that Thrivent Financial or a subadviser could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In such a case, a Portfolio would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause a Portfolio’s return to be less than if hedging had not taken place. The overall effectiveness of hedging, therefore, depends on the expense of hedging and Thrivent Financial's or a Portfolio's subadviser's accuracy in predicting the future market factors, such as changes in interest rate levels and securities price movements.
A Portfolio will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Portfolio may purchase and sell options in negotiated transactions. When a Portfolio uses negotiated options transactions, it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market.
There is, nonetheless, no assurance that a liquid secondary market, such as an exchange or board of trade, will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, a Portfolio would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration.
In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its options or futures positions could also be impaired.
When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price. In the event of such a default, a Portfolio could lose all or part of the benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.
Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, a Portfolio could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member. In addition, a Portfolio could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.
Foreign Securities
Foreign securities may include debt, equity and derivative securities that the Adviser determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may also include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest-holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.
Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Portfolio may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Portfolio may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Portfolio’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.
Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.
Frontier markets are among the smallest, least mature and least liquid of the emerging markets; as a result, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.
Investing in China through Stock Connect. In recent years, non-Chinese investors, including certain of Portfolios, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in locations that have stock connect programs. China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). The Shenzhen and Shanghai Stock Connect Programs are securities trading and clearing programs developed between the Stock Exchange of Hong Kong, the China Securities Depository and Clearing Corporation Limited and either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. Investors through Stock Connect Programs are subject to PRC regulations and Shanghai or Shenzhen Stock Exchange listing rules, among others. These include aggregate and daily quota limitations. The regulations governing Stock Connect Programs are relatively new, untested and subject to changes which could adversely impact a Portfolio's rights with respect to the securities.
Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk. The risks associated with investments through Stock Connect Programs are in addition to the risks of investing in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration. The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. Recently, the China securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by a Portfolio.
Foreign Futures and Options
Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.
For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.
In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.
Short Sales Against the Box (All Portfolios except Thrivent Money Market Portfolio)
The Portfolios may effect short sales, but only if such transactions are short sale transactions known as short sales “against the box.” A short sale is a transaction in which a Portfolio sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Portfolio owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss. The Portfolios will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.
Foreign Currency Exchange-Related Securities and Foreign Currency Transactions
The Portfolios may invest in foreign currency exchange-related securities or engage in foreign currency transactions.
Foreign Currency Warrants. Foreign currency warrants are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars). The cash amount is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark.
The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).
Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.
Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined. During this time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.
The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently. This would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.
The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.
Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Portfolio’s use of such contracts would include, but not be limited to, the following:
•	When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.
•	When a Portfolio determines that one currency may experience a substantial movement against another currency, including the U.S. dollar, a Portfolio may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Portfolio’s securities denominated in such foreign currency.
•	Alternatively, where appropriate, a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Portfolio.
•	The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
•	Under normal circumstances, currency risk will be considered when deciding whether to buy or sell a security and as part of the overall diversification strategies. However, Thrivent Financial and the subadvisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.
A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio’s investment objective and program. However, a Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio’s holdings of cash or liquid securities available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.
At the maturity of a forward contract, a Portfolio may sell the security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.
If a Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
A Portfolio’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolios are not required to enter into forward contracts with regard to foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

The use of forward contracts involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract or the failure of that party to make required payments or otherwise comply with the terms of the contract. Accordingly, the Adviser must assess the creditworthiness of the other party to determine the likelihood that the terms of the contract will be satisfied. In addition, as a general matter, forward contracts are not currently entered into or traded on exchanges and there is currently no central clearing function for these contracts; therefore, a Portfolio to a forward contract may find it difficult to exit the position.
Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.
Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).
Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation. Generally, the guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper. In addition, both the minimum and maximum rates of return on the investment generally correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
U.S. Government Securities
The Portfolios may invest in U.S. government securities. U.S. government securities refer to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government and by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.
U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.
In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. The investor may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment.
Floating Rate Treasury Notes
The Portfolios may invest in floating rate Treasury notes. A floating rate Treasury note is a debt instrument with a variable interest rate tied to discount rates in auctions of 13-week Treasury bills. The issuance of floating rate obligations by the Treasury is new and there is no trading history for these instruments. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed notes of the same maturity. Although floating rate notes are less sensitive to interest rate risk than fixed rate securities, they are subject to credit risk and default risk, which could impair their value.
Foreign Government Securities
The Portfolios may invest in foreign government securities. Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.
Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.
These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Initial Public Offerings (“IPOs”)
The Portfolios may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Portfolio with a small asset base. The impact of IPOs on a Portfolio’s performance likely will decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s total returns. IPOs may not be consistently available to a Portfolio for investing, particularly as the Portfolio’s asset base grows. Because IPO shares frequently are volatile in price, a Portfolio may hold IPO shares for a very short period of time. This may increase the turnover of a Portfolio and may lead to increased expenses for the Portfolio, such as commissions and transaction costs. By selling shares, a Portfolio may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares (including the Portfolios) can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
A Portfolio’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. These companies may also be more dependent on key managers and third parties and may have limited product lines.
Real Estate Investment Trusts (“REITs”)
REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.
REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.
Investing in REITs would subject a Portfolio to risks associated with the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.
A Portfolio is also subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Portfolio, a shareholder bears not only a proportionate share of the expenses of the Portfolio, but also may indirectly bear similar expenses of some of the REITs in which it invests.
Other Investment Companies
Each Portfolio may invest, to the extent allowed under the 1940 Act, in securities of other investment companies, including shares of closed-end investment companies, business development companies, unit investment trusts, open-end investment companies and exchange-traded funds, which represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses that would result in the Portfolio paying its proportionate share. Certain other investment companies may utilize financial leverage. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which a Portfolio can invest in other investment companies is limited by federal securities laws.
Exchange Traded Funds (“ETFs”) (All Portfolios except Thrivent Money Market Portfolio)
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Each Portfolio could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning shares in an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Certain ETFs may utilize financial leverage. ETFs are generally registered under the 1940 Act. Each Portfolio’s investment in ETFs will be limited by the restrictions imposed by the 1940 Act, but subject to any applicable exemptive orders.
Exchange-Traded Notes
The Portfolios may invest in exchange-traded notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees and expenses. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a Portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.
Passive Foreign Investment Companies (All Portfolios except Thrivent Money Market Portfolio)
Each Portfolio may purchase the securities of certain foreign entities and foreign investment funds or trusts, treated as passive foreign investment companies for U.S. federal income tax purposes. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Portfolios hold their investments.

In addition, the Portfolios may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.
To avoid such tax and interest, the Portfolios intend to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Portfolios will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.
Inflation-Linked Debt Securities
The Portfolios may invest in inflation linked securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation-Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.
Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of varying years. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.
While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.
Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though the Portfolio does not receive their principal until maturity.
Funding Agreements
The Portfolios may invest in funding agreements, which are contracts issued by insurance companies that provide investors the right to receive a rate of interest and the full return of principal at maturity. Funding agreements often include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other securities with similar credit ratings. The primary risks of a funding agreement are the credit quality of the insurance company that issues it and its general lack of liquidity.
Defensive Investing
In response to market, economic, political or other conditions, each Portfolio may invest without limitation in cash, preferred stocks, or investment-grade debt securities for temporary defensive purposes that are inconsistent with the Portfolio’s principal investment strategies. If the Portfolio does this, different factors could affect the Portfolio’s performance and it may not achieve its investment objective.
Taxable Municipal Bonds
The Portfolios may invest in taxable municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for certain purposes. Municipal bonds issued to finance activities with a broad public purpose are generally exempt from federal income tax. Taxable municipal bonds are most often used to finance private development projects but can be issued whenever the municipality exhausts its allowed limits of tax-exempt bonds. As such, the interest paid to holders of such bonds is taxable as ordinary income. Many taxable municipal bonds offer yields comparable to those of other taxable bonds, such as corporate and agency bonds. Taxable municipal bonds may be rated investment-grade or below investment-grade and pay interest based on fixed or floating rate coupons. Maturities may range from long-term to short-term. Taxable municipal bonds are subject to much of the same risks to which municipal bonds are subject. These risks include, among others, market risk, credit risk and interest rate risk.
Disclosure of Portfolio Holdings
The Fund has adopted policies and procedures relating to disclosure of the Portfolios' securities. These policies and procedures are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios’ shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's holdings on a selective basis.
The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Thrivent Financial may post portfolio holdings information on its website (Thrivent.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio’s holdings, and the percentage of the Portfolio’s assets represented by each industry sector. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.
Thrivent Financial may distribute or authorize the distribution of information about a Portfolio's holdings that is not publicly available, on the website or otherwise, to its employees and affiliates that provide services to the Portfolio. Thrivent Financial may also distribute or authorize distribution of information about a Portfolio's holdings that is not publicly available to the Portfolio’s service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, including the custodian, auditor, proxy voting service provider, pricing service vendors, securities lending agent, subadvisers, publisher, printer and mailing agent, or to facilitate the review of the Portfolios by rating agencies. In addition, the Portfolio may provide early disclosure of portfolio holdings information to certain other parties, such as third-party consultants. A Portfolio may also disclose portfolio holdings information to broker/dealers and certain other entities in order to assist the Portfolio with potential transactions and management of the Portfolio. Information may be disclosed with any frequency and any time lag, as appropriate.
Before any non-public disclosure of information about a Portfolio's holdings is permitted, however, the Fund’s Chief Compliance Officer or a designated attorney in the Asset Management Law Department of Thrivent Financial must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Accordingly, all of the persons with whom an arrangement is made for non-public disclosure will have satisfied the aforementioned requirements. Under no circumstances may the Fund, Thrivent Financial or their affiliates receive any consideration or compensation for disclosing the information.
In accordance with these policies and procedures, the Portfolios have ongoing arrangements with the following fund service providers to provide the Portfolios’ portfolio holdings information.
Service Provider	Service	Frequency
The Bank of New York Mellon Corporation	Middle Office / Settlements Vendor	Daily
Bloomberg	Trading System & Data Vendor	Daily
BNP Paribas Security Services	Middle Office / Settlements Vendor	Daily
Confluence	Regulatory Reporting Vendor	Quarterly; monthly for Thrivent Money Market Portfolio
Deutsche Bank AG - New York Branch	Securities Lending Agent	Daily
Donnelley Financial Solutions	Printer	Quarterly
FactSet	Systems Vendor	Daily
Fidelity National Information Services, Inc.	Mutual Fund Accounting System Vendor	Daily
Glass Lewis & Co.	Proxy Voting Vendor	Daily
IHS Markit	Pricing Service	Daily
IHS Markit	Bank Debt Reconciliation Vendor	Daily
Institutional Shareholder Services	Proxy Voting & Class Action Services Vendor	Daily
Interactive Data Corp	Pricing Service	Daily
ITG Inc.	Systems Vendor	Daily
JP Morgan	Pricing Service	Daily
Lipper	Data Vendor	Monthly; one day lag
Merrill Corporation	Printer	Quarterly
Morningstar	Data Vendor	Monthly; 60 day lag
Omgeo LLC	Systems Vendor	Daily
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm	Annually
Razorfish	Website Consultant	Monthly
Standard & Poor's	Pricing Service	Daily
State Street Bank	Custodian	Daily
Wolters Kluwer	Systems Vendor	Monthly; three day lag

As part of the annual review of the compliance policies and procedures of the Portfolios, the Chief Compliance Officer will discuss the operation and effectiveness of this policy and any changes to the Policy that have been made or recommended with the Board.
Investment Limitations
The fundamental investment restrictions for the Portfolios are set forth below. These fundamental investment restrictions may not be changed by a Portfolio except by the affirmative vote of a majority of the outstanding voting securities of that Portfolio as defined in the 1940 Act. (Under the 1940 Act, a “vote of the majority of the outstanding voting securities” means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less (a “1940 Act Majority Vote”).) Under these restrictions:
1.	None of the Portfolios may borrow money, except that a Portfolio may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Portfolio’s total assets immediately after the time of such borrowing.
2.	None of the Portfolios may issue senior securities, except as permitted under the 1940 Act or any exemptive order or rule issued by the Securities and Exchange Commission.
3.	None of the Portfolios (except as noted below) will, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio. This restriction does not apply to the Thrivent Asset Allocation Portfolios, and the Thrivent Partner Healthcare Portfolio, which are “non-diversified” within the meaning of the 1940 Act.
4.	None of the Portfolios will buy or sell real estate, except that any Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interest therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interest therein, and (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.
5.	None of the Portfolios may purchase or sell commodities or commodity contracts, except that any Portfolio may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).
6.	None of the Portfolios may make loans, except that any Portfolio may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.
7.	None of the Portfolios will underwrite the securities of other issuers, except where the Portfolio may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities; with investments in other investment companies; and with loans that a Portfolio may make pursuant to its fundamental investment restriction on lending.
8.	None of the Portfolios (except as noted below) will purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that this restriction does not apply to Government Securities (as such term is defined in the 1940 Act). In addition, with respect to the Thrivent Money Market Portfolio, this restriction does not apply to instruments issued by domestic banks. This restriction does not apply to the Thrivent Asset Allocation Portfolios, which primarily invest in other Portfolios of the Fund that could be considered to be in the same industry. In addition, under normal circumstances, the Thrivent Real Estate Securities Portfolio and the Thrivent Partner

Healthcare Portfolio will invest more than 25% of their total assets in the securities of issuers in the respective real estate and healthcare industries.
The following nonfundamental investment restrictions may be changed without shareholder approval. Under this restriction:
1.	None of the Portfolios will purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Portfolio’s total assets are outstanding. The Portfolios intend to limit borrowings to amounts borrowed from a bank, reverse repurchase agreements (insofar as they are considered borrowings), or an interfund lending agreement.
2.	The fundamental investment restriction with respect to industry concentration (number 8 above) will be applied pursuant to SEC policy at 25% (instead of “more than 25%”) of a Portfolio’s total assets.
3.	None of the Portfolios currently intend to purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
4.	The fundamental investment restriction with respect to diversification (number 3 above) will be applied so securities issued by U.S. Government agencies, instrumentalities, or authorities will be eligible for the exception only if those securities qualify as a “Government Security” under the 1940 Act.
5.	The exception for exemptive orders in the fundamental investment restriction with respect to senior securities (number 2 above) will be applied only for exemptive orders issued to the Portfolios.
Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security (as discussed in this section of the SAI or elsewhere in the SAI or prospectus), are measured at the time a Portfolio purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Portfolio’s securities may change after they are purchased, and this may cause the amount of the Portfolio’s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. Purchases by the Portfolio, however, during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.
The Fund has received an exemptive order from the SEC that allows the Portfolios to engage in an interfund lending program. The interfund lending program (the “Program”) enables a participating Portfolio to lend cash directly to and borrow money from other participating Portfolios for temporary purposes. The Program is subject to a number of conditions set forth in the application for the exemptive order, as amended (the “Application”), and the Order, including the requirement that the interfund loan rate is (i) more favorable to the lending fund than the highest current overnight repurchase agreement rate available to the lending Fund (the “Repo Rate”); and (ii) more favorable to the borrowing fund than the rate available that day for cash overdraft from the borrowing Portfolio’s custodian (the “Bank Loan Rate”). The Bank Loan Rate will be determined using a formula established by the Board. The interfund loan rate will be the average of the Repo Rate and the Bank Loan Rate. All interfund loans and borrowings must comply with the conditions set forth in the Application and the Order, which are designed to ensure fair and equitable treatment of all participating Portfolios.
Each Portfolio may participate in the Program only to the extent that its participation is consistent with the Portfolio’s investment objectives, limitations, and organizational documents. Upon implementation of the Program, Thrivent Financial administers the Program according to procedures approved by the Board.
Section 18(g) of the 1940 Act defines a “senior security” as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing senior securities but permits borrowings from a bank if immediately after the borrowing there is asset coverage of at least 300% and provided further that, in the event that such asset coverage falls below 300%, the investment company will, within 3 days (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The SEC staff has taken the position that a fund may engage in certain leveraged transactions, such as short sales and financial futures contracts, without violating Section 18(f)(1) if it segregates fund assets.

Each of the Portfolios, other than the Thrivent Asset Allocation Portfolios, the Thrivent Income Plus Portfolios, and Thrivent Multidimensional Income Portfolio, has adopted a non-fundamental policy that prohibits it from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Each of the Portfolios, other than the Thrivent Asset Allocation Portfolios, the Thrivent Income Plus Portfolios, and Thrivent Multidimensional Income Portfolio, has adopted a non-fundamental policy that it can rely on Section 12(d)(1)(G) of the 1940 Act solely for the purpose of acquiring shares of a Thrivent Core Fund for purposes of efficient portfolio management, and each will not have more than five percent of its total assets invested in one Thrivent Core Fund or more than 10 percent of its total assets invested in investment companies, including Thrivent Core Funds and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act; provided, however, that each of these Portfolios may invest up to 25% of its total assets in short-term bond Thrivent Core Funds in the aggregate. Thrivent Core Funds is a registered investment company that only offers its shares to the Fund and the Thrivent Mutual Funds.
FUND MANAGEMENT
The Fund’s Directors and Officers
The Board is responsible for the management and supervision of the Fund’s business affairs and for exercising all powers except those reserved to the shareholders. Each Director oversees each of 29 series of the Fund and also serves as:
•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of 23 series, which offers Class A and Class S Shares
•	Trustee of Thrivent Cash Management Trust, a registered investment company that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.
•	Trustee of Thrivent Core Funds, a registered investment company that only offers its shares to the Fund and the Thrivent Mutual Funds.
The Fund, Thrivent Mutual Funds, Thrivent Cash Management Trust, and Thrivent Core Funds are collectively referred to as the “Fund Complex.”
Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Fund and its Portfolios rests with the Board. The Board has engaged Thrivent Financial to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing Thrivent Financial and other service providers in the operation of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of Minnesota law, other applicable laws and the Fund’s charter. The Board is currently composed of ten members, including eight Independent Directors and two Interested Directors. An “Independent Director” is not an “interested person” (as defined in the 1940 Act) of the Fund, while an “Interested Director” is. The Board conducts regular meetings four times a year. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Directors have engaged independent legal counsel and an industry consultant to assist them in performance of their oversight responsibilities.
The Board has appointed an Independent Director to serve in the role of Chairperson. The Chairperson’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Fund’s charter documents, the designation of Chairperson does not impose on such Independent Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established five standing committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of the Directors and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.
The Fund and the Portfolios are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Thrivent Financial, the sub-advisers and other service providers (depending on the nature of the risk), which carry out the Portfolios’ investment management and business affairs. Each of Thrivent Financial, the sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
Risk oversight forms part of the Board’s general oversight of the Fund and Portfolios and is addressed as part of various Board and committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others, Thrivent Financial, sub-advisers, the Chief Compliance Officer of the Fund, the independent registered public accounting firm for the Fund, and internal auditors for Thrivent Financial, as appropriate, regarding risks faced by the Fund and its Portfolios, and Thrivent Financial’s risk functions.
The Audit Committee of the Board, which is composed of all Independent Directors, oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Fund and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. A representative of business risk management, which functions as the Adviser’s internal audit group, meets with the Audit Committee and provides reports to the Committee in writing and in person on an as-needed basis (but at least annually). Although the Audit Committee is responsible for overseeing the management of financial risks, the entire Board is regularly informed of these risks through Committee reports.
The Ethics and Compliance Committee of the Board, which is composed of all Independent Directors, monitors and oversees the legal and regulatory compliance matters of the Portfolios. A representative of business risk management meets with the Ethics and Compliance Committee and provides reports to the Committee in writing and in person on an as-needed basis (but at least annually). In addition, the Fund’s Anti-Money Laundering Officer meets with the Ethics and Compliance Committee and provides reports to the Committee in writing and in person on a regular basis. The Anti-Money Laundering Officer’s reports relate to privacy, identity theft prevention, cybersecurity, and anti-money laundering concerns. The Committee also meets with a representative from the Business Continuity Plan area to learn more about the program. Although the Ethics and Compliance Committee is responsible for overseeing compliance risks, the entire Board is regularly informed of these risks through Committee reports.
The Investment Committee of the Board, which is composed of all Independent Directors, is designed to review investment policies and risks in conjunction with its review of the Portfolios’ performance. Although the Investment Committee is responsible for oversight of investment risks, the entire Board will be regularly informed of these risks through Committee reports.
The Contracts Committee of the Board, which is comprised of all of the Independent Directors, assists the Board in fulfilling its duties with respect to the review and approval of contracts between the Fund and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board deems necessary or appropriate for the continuation of operations of each Portfolio.
The Governance and Nominating Committee of the Board, which is comprised of all of the Independent Directors, assists the Board in fulfilling its duties with respect to the governance of the Fund, including recommendations regarding evaluation of the Board of Directors, compensation of the Directors and composition of the committees and the Board’s membership. The Governance and Nominating Committee makes recommendations regarding nominations for Directors and will consider nominees suggested by shareholders sent to the attention of the President of the Fund.

The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Portfolios’ compliance program and reports to the Board regarding compliance matters for the Portfolios and their principal service providers. In addition, as part of the Board’s annual review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board considers risk management aspects of these entities’ operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
The Fund’s charter documents do not set forth any specific qualifications to serve as a Director. The charter of the Governance and Nominating Committee also does not set forth any specific qualification. However, the Governance Committee has adopted qualification guidelines that the Committee may take into account in considering Director candidates and a process for evaluating potential candidates. The qualifications that the Committee takes into consideration include, but are not limited to, a candidate’s connections to the Lutheran community, experience on other boards, occupation, business experience, education, knowledge regarding investment matters, diversity of experience, personal integrity and reputation and willingness to devote time to attend and prepare for Board and Committee meetings. No one factor is controlling with respect to either the group or any individual.
The Board has concluded, based on each Director’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other Directors, that each Director is qualified to serve on the Board. Among the attributes or skills common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each of the other Directors, the Adviser, the sub-advisers, counsel, the Fund’s independent registered public accounting firm and other service providers, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively has been attained through the Director’s business, consulting, public service or academic positions and through experience from service as a board member of the Fund and the other trusts in the Fund Complex, another fund complex, public companies, or non-profit entities or other organizations as set forth below. Each Director’s ability to perform his or her duties effectively has been enhanced by his or her educational background, professional training, and/or other experiences. The following is a summary of each Director’s particular professional and other experience that qualifies each person to serve as a Director of the Fund as of the date of this SAI. Additional details regarding the background of each Director are included in the table below this section.
Janice B. Case. Ms. Case has served as a Director on the Board of the Fund Complex since 2011 and as Chair of the Governance and Nominating Committee since 2012. She has nearly 40 years of experience in the electric utilities industry, including ten years as an executive officer of a Florida-based electric utility and holding company. Since leaving full-time corporate employment, Ms. Case gained mutual fund industry experience as a former director on the board of another fund complex. While a director on that board, she served on board committees, including as chair of the compensation and proxy voting committees, and as a member of the governance/nominating, contract review and audit committees. Ms. Case has also served as a director on several public corporate and non-profit boards.
Robert J. Chersi. Mr. Chersi has served as a Director on the Board of the Fund Complex and as Chair of the Audit Committee since 2017. He also has been determined by the Board to be an Audit Committee financial expert. Mr. Chersi has over 30 years of experience in the financial services industry, including four years as the former Chief Financial Officer of Fidelity Investments Financial Services where he led the finance, compliance, risk management, business consulting and strategic new business development functional organizations. He has also been a certified public accountant and a FINRA Series 27 license holder. Mr. Chersi is currently the Executive Director of the Center for Global Governance, Reporting and Regulation of the Lubin School of Business at Pace University. Through his extensive experience, Mr. Chersi has gained deep knowledge of corporate governance, financial reporting and regulatory compliance practices.
Richard A. Hauser. Mr. Hauser has served as a Director on the Board of the Fund Complex since 2004, as Chair of the Board since 2012 and as Chair of the Ethics and Compliance Committee from 2005 through 2011. He is a licensed attorney and was formerly Vice President and Assistant General Counsel for a large publicly traded aerospace company. Mr. Hauser was formerly a partner in a large national law firm and has held senior positions in government, including as deputy White House counsel to President Ronald Reagan and as general counsel for the U.S. Department of Housing and Urban Development. He has experience as a director as a former board member and chairman of The Luther Institute and the Pennsylvania Avenue

Development Corporation and a former director on the board of Lutheran Brotherhood, the Washington Hospital Center and a public healthcare-related company.
Marc S. Joseph. Mr. Joseph has served as a Director on the Board of the Fund Complex since 2011 and as Chair of the Ethics and Compliance Committee since 2012. He has more than 20 years of experience in the investment industry, including over five years as a portfolio manager for mutual funds and institutional accounts and three years as a chief investment officer. Mr. Joseph is the co-founder of a consulting and advisory firm registered with the Financial Conduct Authority, the regulator of financial service providers in the United Kingdom. As the founder and Managing Director of another private investing and consulting company, he has provided services as a mediator or arbitrator for cases involving disputes with broker-dealers.
Paul R. Laubscher. Mr. Laubscher has served as a Director on the Board of the Fund Complex since 2009 and as Chair of the Investment Committee since 2010. He is a holder of the Chartered Financial Analyst designation and has over 25 years of experience as a portfolio manager. Mr. Laubscher has served as a senior investment manager of the retirement fund of a large public technology company since 1997.
James A. Nussle. Mr. Nussle has served as a Director on the Board of the Fund Complex since 2011. He has more than 20 years of public service experience, including serving as a Representative from Iowa in the House of Representatives from 1991 through 2007 and as Director of the U.S. Office of Management and Budget. Mr. Nussle is a founding member, president and chief executive officer of the Nussle Group, a public affairs media and strategic consulting firm, and he also serves as an executive officer of a trade association of credit unions. Mr. Nussle has gained experience as a director on the advisory board of a private equity firm and on the board of several non-profit organizations.
Verne O. Sedlacek. Mr. Sedlacek has served as a Director on the Board of the Fund Complex since 2017. Mr. Sedlacek has over 35 years of experience in the financial services industry, including eleven years as the former chief executive officer of the Commonfund, an institutional investment firm that provides solutions for strategic investors within the nonprofit and pension investment communities. He has experience as a member on the board of several not-for-profit and for-profit boards, including the Chicago Mercantile Exchange. He also was a certified public accountant.
Constance L. Souders. Ms. Souders has served as a Director on the Board of the Fund Complex since 2007 and as Chair of the Contracts Committee since 2010. She also serves as the Audit Committee financial expert. Ms. Souders has over 20 years of experience in the mutual fund industry, including eight years as the former Treasurer of a mutual fund complex and registered investment adviser and the Financial and Operations General Securities Principal of a mutual fund distributor.
Russell W. Swansen. Mr. Swansen has served as a Director on the Board of the Fund Complex since 2009. He has over 25 years of experience as a portfolio manager and has served as a Senior Vice President and Chief Investment Officer of Thrivent Financial since 2003. Mr. Swansen has executive and business experience as a former managing director of an investment bank and as a former president of another registered investment adviser. He has gained experience as a director on the board of several companies (both public and private) and a non-profit organization that supports medical research for the treatment and cure of childhood cancers. Mr. Swansen was formerly a director on the board of a mining equipment manufacturer and has been a board member of several private companies.
David S. Royal. Mr. Royal has served as a Director on the Board of the Fund Complex since 2015. He has 19 years of experience advising and working for mutual fund complexes. He is currently the President of the Fund Complex. Prior to his current position, Mr. Royal was Deputy General Counsel for Thrivent Financial and the Secretary and Chief Legal Officer of the Fund Complex. Before joining Thrivent Financial, Mr. Royal was a partner at an international law firm based in Chicago. Mr. Royal teaches a course at a law school about the investment management industry. He also serves on the board of directors of a non-profit organization and is currently the Vice Chair.
The following tables provide additional information about the Directors and officers of the Fund.

INTERESTED DIRECTORS(1)
Name, Address and Year of Birth	Position with the Fund and Length of Service(2)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN (1957)	Chief Investment Officer since 2015; Director since 2009	Chief Investment Officer, Thrivent Financial since 2003.	54	Currently, Director of Twin Bridge Capital Partners, Ivenshure LLC, Children’s Cancer Research Fund and Intellectual Takeout.
David S. Royal 625 Fourth Avenue South Minneapolis, MN (1971)	Director and President since 2015	VP, President Mutual Funds, Thrivent Financial since 2015, Vice President and Deputy General Counsel from 2006 to 2015.	54	Currently, Fairview Hospital Foundation
INDEPENDENT DIRECTORS(3)
Name, Address and Year of Birth	Position with the Fund and Length of Service(2)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years
Janice B. Case 625 Fourth Avenue South Minneapolis, MN (1952)	Director since 2011	Retired.	54	Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization (“ERO”) for North America) since 2008
Robert J. Chersi 625 Fourth Avenue South Minneapolis, MN (1961)	Director since 2017	Founder of Chersi Services LLC (consulting firm) since 2012; Executive Director of Center for Global Governance, Reporting & Regulation and Adjunct Professor of Finance and Economics at Pace University since 2013; Helpful Executive in Research (counseling) in the Department of Accounting & Information Systems at Rutgers University since 2013; Chief Financial Officer of Fidelity Investments Financial Services from 2008 to 2012.	54	Director and Chairman of the Audit Committee of Old Mutual Asset Management PLC since 2016; Advisory Board member of the Pace University Lubin School of Business; Trustee of Fidelity Investments Financial Services’ Political Action Committee

Name, Address and Year of Birth	Position with the Fund and Length of Service(2)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years
Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN (1943)	Director since 2004	Retired; Vice President and Assistant General Counsel, The Boeing Company from 2007 to 2016.	54	None
Marc S. Joseph 625 Fourth Avenue South Minneapolis, MN (1960)	Director since 2011	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.	54	None
Paul R. Laubscher 625 Fourth Avenue South Minneapolis, MN (1956)	Director since 2009	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds.	54	None
James A. Nussle 625 Fourth Avenue South Minneapolis, MN (1960)	Director since 2011	President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Advisory Board member of AVISTA Capital Partners (private equity firm) from 2010 to 2015; CEO of The Nussle Group LLC (consulting firm) since 2009.	54	Advisory Board member of AVISTA Capital Partners and Director of Portfolio Recovery Associates (PRAA) from 2010 to 2015
Verne O. Sedlacek 625 Fourth Avenue South Minneapolis, MN (1954)	Director since 2017	Chief Executive Officer of E&F Advisors LLC (consulting) since 2015; President & Chief Executive Officer of the Commonfund from 2003 to 2015.	54	Director of Association of Governing Boards of Universities and Colleges since 2007; Trustee of Valparaiso University since 2015; Trustee of Museum of American Finance since 2015; Chairman of the Board of Directors of AGB Institutional Strategies since 2016

Name, Address and Year of Birth	Position with the Fund and Length of Service(2)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years
Constance L. Souders 625 Fourth Avenue South Minneapolis, MN (1950)	Director since 2007	Retired.	54	None
OFFICERS
Name, Address and Year of Birth	Position with Fund and Length of Service(2)	Principal Occupation During the Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN (1957)	Chief Investment Officer since 2015; Director since 2009	Chief Investment Officer, Thrivent Financial since 2003
David S. Royal 625 Fourth Avenue South Minneapolis, MN (1971)	Director and President since 2015	VP, President Mutual Funds, Thrivent Financial since 2015; Vice President and Deputy General Counsel from 2006 to 2015
Michael W. Kremenak 625 Fourth Avenue South Minneapolis, MN (1978)	Secretary and Chief Legal Officer since 2015	Vice President, Chief Legal Officer, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from 2013 to 2015; Vice President and Assistant General Counsel at Nuveen Investments from 2011 to 2013
Ted S. Dryden 625 Fourth Avenue South Minneapolis, MN (1965)	Chief Compliance Officer since 2010	Chief Compliance Officer-Director, Compliance, Thrivent Financial since 2014; Chief Compliance Officer-Investment Company and Investment Adviser, Thrivent Financial from December 2010 to 2014
Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN (1967)	Treasurer and Principal Accounting Officer since 2005	Vice President and Mutual Funds Chief Financial Officer, Thrivent Financial since 2017; Vice President, Mutual Fund Accounting, Thrivent Financial from 2006 to 2017
Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN (1964)	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2004
Mark D. Anema 625 Fourth Avenue South Minneapolis, MN (1961)	Vice President since 2012	Vice President, Mutual Funds Head of Product Development/Management, Thrivent Financial since 2015; Vice President, New Product Management and Development, Thrivent Financial from 2007 to 2015
Kathryn A. Stelter 625 Fourth Avenue South Minneapolis, MN (1962)	Vice President since 2015	Vice President, Mutual Funds Chief Operating Officer, Thrivent Financial since 2014, Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014

Name, Address and Year of Birth	Position with Fund and Length of Service(2)	Principal Occupation During the Past 5 Years
Troy A. Beaver 625 Fourth Avenue South Minneapolis, MN (1967)	Vice President since 2016	Vice President, Mutual Funds Marketing & Distribution, Thrivent Financial since 2015; Vice President, Marketing, American Century Investments from 2006 to 2015
Kathleen M. Koelling 4321 North Ballard Road Appleton, WI (1977)	Privacy and Identity Theft and Anti-Money Laundering Officer since 2011	Privacy and Identity Theft and Anti-Money Laundering Officer, Thrivent Financial since 2011; Vice President, Managing Counsel, Thrivent Financial since March 2016; Senior Counsel, Thrivent Financial from 2002 to 2016
Jill M. Forte 625 Fourth Avenue South Minneapolis, MN (1974)	Assistant Secretary since 2016	Senior Counsel, Thrivent Financial since April 2017; Counsel, Thrivent Financial from 2015 to 2017; Associate Counsel, Ameriprise Financial, Inc. from 2013 to 2015; Manager – Legal Affairs, Ameriprise Financial, Inc. from 2010 to 2013
James M. Odland 625 Fourth Avenue South Minneapolis, MN (1955)	Assistant Secretary since 2006	Vice President, Managing Counsel, Thrivent Financial since 2005
Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN (1977)	Assistant Treasurer since 2007	Director, Fund Accounting Administration, Thrivent Financial since 2007

(1)	“Interested person” of the Fund as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Swansen and Mr. Royal are each considered an interested person because of their principal occupation with Thrivent Financial.
(2)	Each Director generally serves an indefinite term until her or his successor is duly elected and qualified. Officers generally serve at the discretion of the Board until their successors are duly appointed and qualified.
(3)	The Directors, other than Mr. Swansen and Mr. Royal, are not “interested persons” of the Fund and are referred to as “Independent Directors.”

Committees of the Board of Directors
Committee	Members (1)	Function	Meetings Held During Last Fiscal Year
Audit	Janice B. Case Robert J. Chersi Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The 1940 Act requires that the Directors’ independent auditors be selected by a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund. The Audit Committee is responsible for recommending the engagement or retention of the Fund’s independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services, including permitted non-audit services, provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of procedures of internal auditing, and reviewing the system of internal accounting control.	6
Contracts	Janice B. Case Robert J. Chersi Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The function of the Contracts Committee is to assist the Board in fulfilling its duties with respect to the review and approval of contracts between the Fund and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board deems necessary or appropriate for the continuation of operations of each Portfolio.	6
Ethics and Compliance	Janice B. Case Robert J. Chersi Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The function of the Ethics and Compliance Committee is to monitor the ethics of the Adviser and oversee the legal and regulatory compliance matters of the Portfolios.	4
Governance and Nominating	Janice B. Case Robert J. Chersi Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The Governance and Nominating Committee assists the Board in fulfilling its duties with respect to the governance of the Fund, including recommendations regarding evaluation of the Board, compensation of the Directors and composition of the committees and the Board’s membership. The Governance and Nominating Committee makes recommendations regarding nominations for Directors and will consider nominees suggested by shareholders sent to the attention of the President of the Fund.	4

Committee	Members (1)	Function	Meetings Held During Last Fiscal Year
Investments	Janice B. Case Robert J. Chersi Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The Investments Committee assists the Board in its oversight of the investment performance of the Portfolios; the Portfolios’ consistency with their investment objectives and styles; management’s selection of benchmarks, peer groups and other performance measures for the Portfolios; and the range of investment options offered to investors in the Portfolios. In addition, the Committee assists the Board in its review of investment-related aspects of management’s proposals, such as new Portfolios or Portfolio reorganizations.	4

(1)	The Independent Directors serve as members of each Committee.
Beneficial Interest in the Fund by Directors
The following tables provide information as of December 31, 2016 regarding the dollar range of beneficial ownership by each Director in each series of the Fund. The dollar range shown in the last column reflects the aggregate amount of each Director’s beneficial ownership (including ownership through deferred compensation) in all registered investment companies within the investment company complex that are overseen by the Director.
INTERESTED DIRECTORS
Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
David S. Royal	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None
Russell W. Swansen	Thrivent Aggressive Allocation Portfolio	$10,001-$50,000	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

INDEPENDENT DIRECTORS
Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
Janice B. Case	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None
Robert J. Chersi	Thrivent Aggressive Allocation Portfolio	None	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None
Richard A. Hauser	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	Over $100,000
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
Marc S. Joseph	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None
Paul R. Laubscher	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None
James A. Nussle	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
Verne O. Sedlacek	Thrivent Aggressive Allocation Portfolio	None	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None
Constance L. Souders	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None
Compensation of Directors and Officers
The Fund makes no payments to any of its officers for services performed for the Fund. The Independent Directors are paid an annual base compensation of $150,000 to serve on the Boards of the Fund Complex. Each Director also receives $5,000 for each in-person meeting attended. The Board Chair is compensated an additional $70,000 per year; the Chair of the Audit Committee, who also serves as the Audit Committee Financial Expert, is compensated an additional $40,000 per year; the Chair of the Contracts Committee, the Chair of the Investments Committee, the Chair of the Governance and Nominating Committee and the Chair of the Ethics and Compliance Committee are each compensated an additional $20,000 per year. Independent Directors are reimbursed by the Fund for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Directors. The Directors receive no pension or retirement benefits in connection with their service to the Fund.
The following table provides the amounts of compensation paid to the Directors either directly or in the form of payments made into a deferred compensation plan for the fiscal year ended December 31, 2016:
Name, Position	Aggregate Compensation From Fund	Total Compensation Paid by the Fund Complex(1)
Janice B. Case	$114,941	$190,000
Director
Richard L. Gady(2)(3)	$102,845	$170,000
Director
Richard A. Hauser(2)	$145,180	$240,000
Director
Paul R. Laubscher(2)	$114,941	$190,000
Director
Marc S. Joseph	$114,941	$190,000
Director
James A. Nussle	$102,845	$170,000
Director
Douglas D. Sims(2)(3)	$117,943	$195,000
Director

Name, Position	Aggregate Compensation From Fund	Total Compensation Paid by the Fund Complex(1)
Constance L. Souders(2)	$127,036	$210,000
Director

(1)	The “Fund Complex” includes Thrivent Cash Management Trust, Thrivent Core Funds, the Fund and Thrivent Mutual Funds.
(2)	The Fund has adopted a deferred compensation plan for the benefit of the Independent Directors of the Fund who wish to defer receipt of a percentage of eligible compensation which they otherwise are entitled to receive from the Fund. Compensation deferred is invested in Thrivent Mutual Funds, the allocation of which is determined by the individual Director. Directors participating in the deferred compensation plan do not actually own shares of the Thrivent Mutual Funds through the plan, since deferred compensation is a general liability of the Thrivent Mutual Funds. However, a Director’s return on compensation deferred is economically equivalent to an investment in the applicable Thrivent Mutual Funds. For the fiscal year ended December 31, 2016, the total amount of deferred compensation payable to Mr. Gady was $86,800.00; the total amount of deferred compensation payable to Mr. Hauser was $234,209.77; the total amount of deferred compensation payable to Mr. Joseph was $95,000.00; and the total amount of deferred compensation payable to Mr. Sims was $190,296.98.
(3)	Mr. Gady and Mr. Sims retired from the Board as of December 31, 2016.
CONTROL PERSONS AND PURCHASES OF SECURITIES
Shares in the Fund are sold only to:
•	Separate accounts (the “Accounts”) of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits under various variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life; and
•	Other Portfolios of the Fund.
The Trustees of the retirement plans and the Secretary of the Fund will vote shares owned by the retirement plans and the Fund. The voting rights of variable contract owners, and limitations on those rights, are explained in separate prospectuses relating to such variable contracts. Thrivent Financial and Thrivent Life will vote shares attributable to variable contracts in accordance to the voting instructions of the variable contract owners. Any shares of a Portfolio attributable to a variable contract for which no timely voting instructions are received will be voted by Thrivent Financial or Thrivent Life in proportion to voting instructions that are received with respect to all variable contracts participating in the Portfolio. Thrivent Financial and Thrivent Life are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.
The officers and directors of the Fund cannot directly own shares of the Fund’s Portfolios, and they cannot beneficially own shares of the Fund unless they purchase variable contracts issued by Thrivent Financial or Thrivent Life or participate in a retirement plan sponsored by Thrivent Financial. As of March 31, 2017, the officers and directors of the Fund as a group beneficially owned less than 1% of the outstanding shares of any Portfolio. To the best knowledge of the Fund, no person other than Thrivent Financial and the Thrivent Asset Allocation Portfolios owned, of record or beneficially, 5% or more of the outstanding shares of any Portfolio as of March 31, 2017.
Information as of March 31, 2017 with regard to record ownership by Thrivent Financial, Thrivent Life, and Other Holders (i.e., the Thrivent Asset Allocation Portfolios) in the Fund is provided below:
Name	Percentage of Shares Outstanding
Thrivent Financial for Lutherans	75.79%
Thrivent Life Insurance Company	4.20%
Other Holders	19.75%
Defined Benefit Trust	0.26%

Transactions with Independent Directors
No Independent Director of the Fund or any immediate family member of an Independent Director has had, during the two most recently completed calendar years, a direct or indirect interest in the investment adviser or a subadviser for the Portfolios, or in any person directly or indirectly controlling, controlled by or under common control with the investment adviser or a subadviser for the Portfolios exceeding $120,000. In addition, no Independent Director of the Fund or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Fund; an officer of the Fund; an investment company or an officer of any investment company having the same investment adviser or subadviser as the Portfolios as its investment adviser or having an investment adviser that directly or indirectly controls, is controlled by or under common control with the investment adviser or subadviser of the Portfolios; the Portfolios’ investment adviser; an officer of the Portfolios’ investment adviser; or a person or an officer of a person directly or indirectly controlling, controlled by or under common control with the investment adviser of the Portfolios (an “Associated Person”). No Independent Director of the Fund or a member of the immediate family of an Independent Director has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $120,000 and which involved: payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships.
INVESTMENT ADVISER, INVESTMENT SUBADVISERS, AND PORTFOLIO MANAGERS
Investment Adviser
The Fund’s investment adviser, Thrivent Financial, was founded in 1902 under the laws of Wisconsin, and is a fraternal benefit society owned by and operated for its members. The officers and directors of Thrivent Financial who are affiliated with the Fund are set forth below under “Affiliated Persons.” Thrivent Financial is located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.
Investment decisions for each of the Portfolios (except for Thrivent Partner Healthcare Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Partner Worldwide Allocation Portfolio (excluding the portion invested in U.S. securities and international large cap value securities), Thrivent Partner All Cap Portfolio, and Thrivent Partner Growth Stock Portfolio (collectively, the “Subadvised Portfolios”)) are made by Thrivent Financial, subject to the overall direction of the Board. Thrivent Financial also provides investment research and supervision of each of the Portfolios’ investments (except for the investments of the Subadvised Portfolios that are not managed, as noted above, by Thrivent Financial) and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of these assets.
Thrivent Financial Portfolio Managers
Other Accounts Managed by the Thrivent Financial Portfolio Managers
The following table provides information relating to other accounts managed by Thrivent Financial portfolio managers as of December 31, 2016:
	Other Registered Investment Companies (1)		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed
Russell W. Swansen	4	$5,669,825,947	0	$ 0
David C. Francis	5	$5,673,247,257	3	$ 440,861,923
Mark L. Simenstad	7	$6,800,644,350	0	$ 0
Darren M. Bagwell	6	$8,002,522,284	2	$ 261,009,612
John T. Groton	3	$1,130,818,403	2	$ 203,663,477
Noah J. Monsen	4	$1,362,171,212	3	$ 324,493,825

	Other Registered Investment Companies (1)		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed
Brian W. Bomgren	1	$ 231,352,809	3	$ 324,493,825
Kent L. White	1	$ 441,346,407	2	$ 113,814,331
Kurt J. Lauber	2	$2,525,349,154	2	$ 296,232,490
Kevin R. Brimmer	0	$ 0	0	$ 0
Brian J. Flanagan	1	$1,501,946,015	2	$ 151,712,333
Matthew D. Finn	1	$ 509,926,888	2	$ 128,569,027
James M. Tinnuci	1	$ 509,926,888	2	$ 128,569,027
Reginald L. Pfiefer	3	$1,130,818,403	1	$ 100,847,775
Paul J. Ocenasek	2	$1,139,239,757	0	$ 0
Stephen D. Lowe	8	$7,600,223,213	3	$1,570,038,274
Michael G. Landreville	3	$1,313,678,582	3	$ 416,425,197
Gregory R. Anderson	2	$1,252,505,100	3	$7,458,903,152
Conrad E. Smith	1	$ 441,346,407	2	$ 496,872,139
William D. Stouten	3	$6,216,020,853	3	$1,796,668,411

(1)	The “Other Registered Investment Companies” represent (a) series of Thrivent Mutual Funds, which have substantially similar investment objectives and policies as the Portfolio(s), (b) Thrivent Cash Management Trust and (c) Thrivent Core Funds in the case of William D. Stouten.
Compensation
Each portfolio manager of Thrivent Financial is compensated by an annual base salary and an annual bonus, in addition to the various benefits that are available to all employees of Thrivent Financial. The annual base salary for each portfolio manager is a fixed amount that is determined annually according to the level of responsibility and performance. The annual bonus provides for a variable payment that is attributable to the relative pre-tax performance of the portfolio or portfolios assigned to the individual measured for one- and three-year periods (to the extent the portfolio manager has been the portfolio manager for the portfolio(s) during such time period) against the median performance of other funds in the same peer groups, as classified by Lipper, Inc., or an index constructed with comparable criteria. Some portfolio managers also participate in Thrivent Financial’s long-term incentive plan, which provides for an additional variable payment based on the extent to which Thrivent Financial met corporate goals related to the value of new business during the previous three-year period.
Conflicts of Interest
Portfolio managers at Thrivent Financial typically manage multiple accounts. These accounts may include, among others, mutual funds, proprietary accounts and separate accounts (assets managed on behalf of pension funds, foundations and other investment accounts). The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees. In addition, the side-by-side management of these funds and accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. Thrivent Financial seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Thrivent Financial has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Ownership in the Portfolios
The following table provides information, as of December 31, 2016, on the dollar range of beneficial ownership by each portfolio manager for the Portfolio he or she manages:
Portfolio Manager	Portfolio	Portfolio Ownership	Fund (1)	Fund Ownership
Russell W. Swansen	Thrivent Aggressive Allocation Portfolio	$10,001 – $50,000	Thrivent Aggressive Allocation Fund	Over $1,000,000
	Thrivent Moderately Aggressive Allocation Portfolio	$0	Thrivent Moderately Aggressive Allocation Fund	$0
	Thrivent Moderate Allocation Portfolio	$0	Thrivent Moderate Allocation Fund	$0
	Thrivent Moderately Conservative Allocation Portfolio	$0	Thrivent Moderately Conservative Allocation Fund	$0
David C. Francis	Thrivent Aggressive Allocation Portfolio	$0	Thrivent Aggressive Allocation Fund	$100,001 – $500,000
	Thrivent Moderately Aggressive Allocation Portfolio	$0	Thrivent Moderately Aggressive Allocation Fund	$100,001 – $500,000
	Thrivent Moderate Allocation Portfolio	$0	Thrivent Moderate Allocation Fund	$0
	Thrivent Moderately Conservative Allocation Portfolio	$0	Thrivent Moderately Conservative Allocation Fund	$0
	Thrivent Partner Worldwide Allocation Portfolio	$0	Thrivent Partner Worldwide Allocation Fund	$0
Mark L. Simenstad	Thrivent Aggressive Allocation Portfolio	$0	Thrivent Aggressive Allocation Fund	$100,001 – $500,000
	Thrivent Moderately Aggressive Allocation Portfolio	$0	Thrivent Moderately Aggressive Allocation Fund	$0
	Thrivent Moderate Allocation Portfolio	$0	Thrivent Moderate Allocation Fund	$0
	Thrivent Moderately Conservative Allocation Portfolio	$0	Thrivent Moderately Conservative Allocation Fund	$0
	Thrivent Diversified Income Plus Portfolio	$1 – $10,000	Thrivent Diversified Income Plus Fund	$0
	Thrivent Growth and Income Plus Portfolio	$0	Thrivent Growth and Income Plus Fund	$0
	Thrivent Balanced Income Plus Portfolio	$0	Thrivent Balanced Income Plus Fund	$0
Darren M. Bagwell	Thrivent Aggressive Allocation Portfolio	$0	Thrivent Aggressive Allocation Fund	$500,001 – $1,000,000

Portfolio Manager	Portfolio	Portfolio Ownership	Fund (1)	Fund Ownership
	Thrivent Moderately Aggressive Allocation Portfolio	$0	Thrivent Moderately Aggressive Allocation Fund	$0
	Thrivent Moderate Allocation Portfolio	$0	Thrivent Moderate Allocation Fund	$0
	Thrivent Moderately Conservative Allocation Portfolio	$0	Thrivent Moderately Conservative Allocation Fund	$0
	Thrivent Large Cap Growth Portfolio	$0	Thrivent Large Cap Growth Fund	$0
	Thrivent Large Cap Stock Portfolio	$0	Thrivent Large Cap Stock Fund	$0
Kevin R. Brimmer	Thrivent Large Cap Index Portfolio	$0
	Thrivent Mid Cap Index Portfolio	$0
	Thrivent Small Cap Index Portfolio	$0
Brian J. Flanagan	Thrivent Mid Cap Stock Portfolio	$1 – $10,000	Thrivent Mid Cap Stock Fund	$50,001 - $100,000
Matthew D. Finn	Thrivent Small Cap Stock Portfolio	$0	Thrivent Small Cap Stock Fund	$100,001 – $500,000
James M. Tinucci	Thrivent Small Cap Stock Portfolio	$0	Thrivent Small Cap Stock Fund	$0
Reginald L. Pfeifer	Thrivent Real Estate Securities Portfolio	$0
	Thrivent Growth and Income Plus Portfolio	$0	Thrivent Growth and Income Plus Fund	$0
	Thrivent Balanced Income Plus Portfolio	$0	Thrivent Balanced Income Plus Fund	$0
	Thrivent Diversified Income Plus Portfolio	$0	Thrivent Diversified Income Plus Fund	$0
Michael G. Landreville	Thrivent Bond Index Portfolio	$0
	Thrivent Limited Maturity Bond Portfolio	$0	Thrivent Limited Maturity Bond Fund	$50,001 – $100,000
	Thrivent Opportunity Income Plus Portfolio	$0	Thrivent Opportunity Income Plus Fund	$0
Gregory R. Anderson	Thrivent Limited Maturity Bond Portfolio	$0	Thrivent Limited Maturity Bond Fund	$0
	Thrivent Opportunity Income Plus Portfolio	$0	Thrivent Opportunity Income Plus Fund	$0

Portfolio Manager	Portfolio	Portfolio Ownership	Fund (1)	Fund Ownership
Kurt J. Lauber	Thrivent Large Cap Value Portfolio	$0	Thrivent Large Cap Value Fund	$0
	Thrivent Large Cap Stock Portfolio	$0	Thrivent Large Cap Stock Fund	$0
Paul J. Ocenasek	Thrivent High Yield Portfolio	$0	Thrivent High Yield Fund	$0
	Thrivent Opportunity Income Plus Portfolio	$0	Thrivent Opportunity Income Plus Fund	$0
Stephen D. Lowe	Thrivent Aggressive Allocation Portfolio	$0	Thrivent Aggressive Allocation Fund	$50,001 – $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	$0	Thrivent Moderately Aggressive Allocation Fund	$50,001 – $100,000
	Thrivent Moderate Allocation Portfolio	$100,001 – $500,000	Thrivent Moderate Allocation Fund	$50,001 – $100,000
	Thrivent Moderately Conservative Allocation Portfolio	$0	Thrivent Moderately Conservative Allocation Fund	$0
	Thrivent Income Portfolio	$0	Thrivent Income Fund	$100,001 – $500,000
	Thrivent Balanced Income Plus Portfolio	$0	Thrivent Growth andIncome Plus Fund	$0
	Thrivent Growth and Income Plus Portfolio	$0	Thrivent BalancedIncome Plus Fund	$0
	Thrivent Diversified Income Plus Portfolio	$0	Thrivent Diversified Income Plus Fund	$0
William D. Stouten	Thrivent Money Market Portfolio	$0	Thrivent Money Market Fund	$0
Conrad E. Smith	Thrivent Opportunity Income Plus Portfolio	$0	Thrivent Opportunity Income Plus Fund	$0
Kent L. White	Thrivent Opportunity Income Plus Portfolio	$0	Thrivent Opportunity Income Plus Fund	$0
Noah J. Monsen	Thrivent Growth and Income Plus Portfolio	$0	Thrivent Growth and Income Plus Fund	$0
	Thrivent Balanced Income Plus Portfolio	$0	Thrivent Balanced Income Plus Fund	$0
	Thrivent Diversified Income Plus Portfolio	$0	Thrivent Diversified Income Plus Fund	$0
	Thrivent Partner Worldwide Allocation Portfolio	$0	Thrivent Partner Worldwide Allocation Fund	$0
John T. Groton	Thrivent Growth and Income Plus Portfolio	$0	Thrivent Growth and Income Plus Fund	$0

Portfolio Manager	Portfolio	Portfolio Ownership	Fund (1)	Fund Ownership
	Thrivent Balanced Income Plus Portfolio	$0	Thrivent Balanced Income Plus Fund	$0
	Thrivent Diversified Income Plus Portfolio	$0	Thrivent Diversified Income Plus Fund	$0
Brian M. Bomgren	Thrivent Partner Worldwide Allocation Portfolio	$0	Thrivent Partner Worldwide Allocation Fund	$0

(1)	Each Fund listed is a series of the Thrivent Mutual Funds, is managed by the same portfolio manager(s) and has substantially similar investment objectives and policies to the corresponding Portfolio listed.
Investment Subadvisers
Thrivent Financial has engaged subadvisers for Thrivent Partner Healthcare Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner All Cap Portfolio, and Thrivent Partner Growth Stock Portfolio. Investment decisions for those Portfolios are generally made by the subadvisers, subject to the overall direction of the Board of Directors and Thrivent Financial.
Thrivent Partner Healthcare Portfolio
Investment decisions for the Thrivent Partner Healthcare Portfolio are made by Sectoral Asset Management Inc. (“Sectoral”), which Thrivent Financial has engaged as investment subadviser for the Portfolio. Sectoral, which is located at 1010 Sherbrooke Street West, Suite 1610, Montreal, Quebec H3A 2R7, is 100% employee owned. Sectoral specializes in managing global healthcare portfolios and has been practicing this specialty since 2000. As of December 31, 2016, Sectoral managed approximately $1.1 billion in assets.
Sectoral Portfolio Managers
Other Accounts Managed by Sectoral Portfolio Managers
The following table provides information about other accounts managed by Mr. Patten and Mr. Marcotte as of December 31, 2016.
Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in $ millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in $ millions)
Stephan Patten	Registered Investment Companies:	0	$ 0	0	$ 0
	Other Pooled Investment Vehicles:	4	$532	1	$ 19
	Other Accounts:	2	$305	1	$208
Marc-Andre Marcotte	Registered Investment Companies:	0	$ 0	0	$ 0
	Other Pooled Investment Vehicles:	2	$ 43	1	$ 3
	Other Accounts:	0	$ 0	0	$ 0
Compensation
Sectoral portfolio managers are compensated with a competitive salary, bonus and stock options in the firm. The remuneration of portfolio managers consists of the following elements: (a) a salary that is based on a market rate; (b) bonuses that are dependent upon the achievement of specific goals by the individual and the success of the company; and (c) stock options in Sectoral, depending upon the performance of the individual. There is no specific formula, however, based on assets under management or the portfolio performance that is used to determine the remuneration.
Conflicts of Interest
The greatest potential conflict of interest lies with the allocation of transactions among different portfolios. Sectoral makes sure that it treats each of its clients fairly by having a clear and simple allocation policy. This policy is described in Sectoral’s compliance manual in detail. Orders that are not completely filled are allocated pro rata among the different portfolios. The same price is received for the same order by the different portfolios. Sectoral does not have any affiliation with any broker and does not distribute any fund. Sectoral requires that all its investment professionals hold the Chartered Financial Analyst (CFA) designation or are enrolled in the CFA program. All of these professionals adhere to the CFA code of ethics.
Ownership of the Portfolio
Mr. Patten and Mr. Marcotte do not own shares of the Thrivent Partner Healthcare Portfolio.
Thrivent Partner Emerging Markets Equity Portfolio
Investment decisions for Thrivent Partner Emerging Markets Equity Portfolio are made by Aberdeen Asset Managers Limited (“Aberdeen”), which Thrivent Financial has engaged as investment subadviser for the Portfolio. Aberdeen is located at 10 Queen’s Terrace, Aberdeen, AB10 1YG, United Kingdom and is a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which was organized in 1983. Aberdeen PLC is the parent company of an asset management group managing approximately $373.97 billion in assets as of December 31, 2016, for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients. In rendering investment advisory services, Aberdeen may use the resources of investment adviser subsidiaries of Aberdeen PLC.
Aberdeen Portfolio Managers
Other Accounts Managed by Aberdeen Portfolio Managers
The following table provides information about the other accounts managed by Aberdeen team members as of December 31, 2016.
Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets in the Accounts (in millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in millions)
Devan Kaloo	Registered Investment Companies:	12	$ 9,767.24	0	$ 0
	Other Pooled Investment Vehicles:	25	$16,277.80	0	$ 0
	Other Accounts:	59	$15,899.31	5	$1,363.59
Joanne Irvine	Registered Investment Companies:	12	$ 9,767.24	0	$ 0
	Other Pooled Investment Vehicles:	25	$16,277.80	0	$ 0
	Other Accounts:	59	$15,899.31	5	$1,363.59
Mark Gordon-James	Registered Investment Companies:	12	$ 9,767.24	0	$ 0
	Other Pooled Investment Vehicles:	25	$16,277.80	0	$ 0
	Other Accounts:	59	$15,899.31	5	$1,363.59
Flavia Cheong	Registered Investment Companies:	22	$11,069.40	0	$ 0
	Other Pooled Investment Vehicles:	84	$36,503.81	2	$ 382.77

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets in the Accounts (in millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in millions)
	Other Accounts:	127	$30,680.17	18	$5,246.83
Hugh Young	Registered Investment Companies:	22	$11,069.40	0	$ 0
	Other Pooled Investment Vehicles:	84	$36,503.81	2	$ 382.77
	Other Accounts:	127	$30,680.17	18	$5,246.83
Compensation
Aberdeen’s remuneration policies are designed to support our business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for our clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.
The policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.
A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.
Base Salary
Any increase is to reflect inflation and is applied in a manner consistent with other Group employees; any other increases must be justified by reference to promotion or changes in responsibilities. The Policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies.
Annual Bonus
The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. A committee responsible for reviewing and approving the compensation policy (“Remuneration Committee”) determines the measures used to demonstrate achievement of key business objectives that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.
The deferral policy is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.
Staff performance is reviewed formally at least once a year. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year — January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.
Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.
Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.
Conflicts of Interest
An Aberdeen portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Portfolio. Therefore, a potential conflict of interest may therefore arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Portfolio also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of Aberdeen that the benefits outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of our discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, we typically deliver security level model changes after such time when approximately two-thirds of our full discretionary order has been executed. Although we anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, we may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which we anticipate a more significant market impact, we intend to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, we may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.
Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, our discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.
Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.
Aberdeen does not currently have any model delivery clients in the Portfolio’s strategy but may in the future. Investment decisions for other strategies that have model delivery clients, however, may cause the Portfolio to compete against such model delivery clients that hold and trade in a same security as the Portfolio.
Ownership of the Portfolio
Aberdeen’s portfolio managers listed above do not own shares of the Thrivent Partner Emerging Markets Equity Portfolio.
Thrivent Partner Growth Stock Portfolio
Investment decisions for Thrivent Partner Growth Stock Portfolio are made by T. Rowe Price Associates, Inc. (“T. Rowe Price”) which Thrivent Financial has engaged as investment subadviser for the Portfolio. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price has over 70 years of investment management experience and approximately $810.8 billion in total assets under management as of December 31, 2016.
T. Rowe Price Portfolio Manager
Other Accounts Managed by T. Rowe Price Portfolio Managers
The following table provides information relating to other accounts managed by Joseph B. Fath as of December 31, 2016.
		Total # of Accounts Managed	Total Assets (in millions)
Joseph B. Fath	• registered investment companies:	10	$58,784,341,150
	• other pooled investment vehicles:	2	$ 6,287,696,672
	• other accounts:	8	$ 2,048,009,748
None of the accounts listed above have performance-based advisory fees.
Compensation
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the “Disclosure of Fund Portfolio Information” section) and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered and is especially important for the Tax-Efficient Equity Fund. Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used for all portfolios managed by the portfolio manager.
Conflicts of Interest
Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. The portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
T. Rowe Price may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
Ownership of the Portfolio
Mr. Fath does not own shares of the Thrivent Partner Growth Stock Portfolio.
Thrivent Partner Worldwide Allocation Portfolio
Investment decisions for Thrivent Partner Worldwide Allocation Portfolio are made by Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”) and Goldman Sachs Asset Management, L.P. (“GSAM”). Principal Global Investors, LLC is located at 801 Grand Avenue, Des Moines, Iowa 50392. Principal is a direct wholly owned subsidiary of

Principal Life Insurance Company. Principal and its predecessor firms have subadvised mutual fund assets since 1969. Principal, together with its affiliated asset management companies, had approximately $411.1 billion in assets under management as of December 31, 2016. Aberdeen is located at 10 Queen’s Terrace, Aberdeen, AB10 1YG, United Kingdom and is a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which was organized in 1983. Aberdeen PLC is the parent company of an asset management group managing approximately $373.97 billion in assets as of December 31, 2016 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients. In rendering investment advisory services, Aberdeen may use the resources of investment adviser subsidiaries of Aberdeen PLC. GSAM is located at 200 West Street, New York, New York 10282-2198. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2016, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1,177,741.4 million. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion.
Principal Portfolio Managers
Other Accounts Managed by Principal Portfolio Managers
The following table provides information about other accounts managed by the Principal Portfolio managers of Paul Blankenhagen, Juliet Cohn, John Pihlblad, and Mark Nebelung as of December 31, 2016:
Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets in the Accounts (in millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in millions)
Paul Blankenhagen	Registered Investment Companies:	3	$8,526.9	0	$ 0
	Other Pooled Investment Vehicles:	7	$3,197.2	0	$ 0
	Other Accounts:	4	$ 422.7	1	$164.4
Juliet Cohn	Registered Investment Companies:	3	$8,526.9	0	$ 0
	Other Pooled Investment Vehicles:	7	$3,197.2	0	$ 0
	Other Accounts:	4	$ 422.7	1	$164.4
John Pihlblad	Registered Investment Companies:	1	$ 218.7	0	$ 0
	Other Pooled Investment Vehicles:	2	$ 292.6	0	$ 0
	Other Accounts:	3	$ 332.9	0	$ 0
Mark Nebelung	Registered Investment Companies:	10	$ 894.9	0	$ 0
	Other Pooled Investment Vehicles:	5	$ 509.9	0	$ 0
	Other Accounts:	3	$ 332.9	0	$ 0
Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.
Variable compensation takes the form of a profit share plan with funding based on percentage of pre-tax, pre-bonus operating earnings of Principal Global Equities. The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Equities group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Half of the deferred compensation is awarded in Principal Financial Group (“PFG”) restricted stock units and the other half is required to be invested into equity funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.
All senior team members have substantial investments in funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e., “clones”).
Conflicts of Interest
Principal provides investment advisory services to numerous clients other than the Portfolio. The investment objectives and policies of these accounts may differ from those of the Portfolio. Based on these differing circumstances, potential conflicts of interest may arise because Principal may be required to pursue different investment strategies on behalf of the Portfolio and other client accounts. For example, Principal may be required to consider an individual client’s existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect his investment decisions on behalf of the Portfolio. This means that research on securities to determine the merits of including them in the Portfolio’s portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which Principal purchases or sells an investment for one or more private accounts and not for the Portfolio, or vice versa. To the extent the Portfolio and other clients seek to acquire the same security at about the same time, the Portfolio may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the Portfolio Managers desire to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Portfolio.
Ownership of the Portfolio
Neither Mr. Nebelung, Mr. Pihlblad, Mr. Blankenhagen nor Ms. Cohn own shares of the Thrivent Partner Worldwide Allocation Portfolio.
Aberdeen Portfolio Managers
Other Accounts Managed by Aberdeen Portfolio Managers
The following table provides information about the other accounts managed by Aberdeen team members as of December 31, 2016.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets in the Accounts (in millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in millions)
Devan Kaloo	Registered Investment Companies:	12	$ 9,672.32	0	$ 0
	Other Pooled Investment Vehicles:	25	$16,277.80	0	$ 0
	Other Accounts:	59	$15,899.31	5	$1,363.59
Joanne Irvine	Registered Investment Companies:	12	$ 9,672.32	0	$ 0
	Other Pooled Investment Vehicles:	25	$16,277.80	0	$ 0
	Other Accounts:	59	$15,899.31	5	$1,363.59
Mark Gordon-James	Registered Investment Companies:	12	$ 9,672.32	0	$ 0
	Other Pooled Investment Vehicles:	25	$16,277.80	0	$ 0
	Other Accounts:	59	$15,899.31	5	$1,363.59
Flavia Cheong	Registered Investment Companies:	22	$10,974.48	0	$ 0
	Other Pooled Investment Vehicles:	84	$36,503.81	2	$ 382.77
	Other Accounts:	127	$30,680.17	18	$5,246.83
Hugh Young	Registered Investment Companies:	22	$10,974.48	0	$ 0
	Other Pooled Investment Vehicles:	84	$36,503.81	2	$ 382.77
	Other Accounts:	127	$30,680.17	18	$5,246.83
Compensation
Aberdeen’s remuneration policies are designed to support our business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for our clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.
The policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.
A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.
Base Salary
Any increase is to reflect inflation and is applied in a manner consistent with other Group employees; any other increases must be justified by reference to promotion or changes in responsibilities. The Policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies.
Annual Bonus
The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. A committee responsible for reviewing and approving the compensation policy (“Remuneration Committee”) determines the measures used to demonstrate achievement of key business objectives that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.
The deferral policy is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.
Staff performance is reviewed formally at least once a year. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.
In the calculation of a portfolio management team’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year — January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.
Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.
Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.
Conflicts of Interest
An Aberdeen portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Portfolio. Therefore, a potential conflict of interest may therefore arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Portfolio also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of Aberdeen that the benefits outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of our discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, we typically deliver security level model changes after such time when approximately two-thirds of our full discretionary order has been executed. Although we anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, we may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which we anticipate a more significant market impact, we intend to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, we may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.
Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, our discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.
Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.
Aberdeen does not currently have any model delivery clients in the Portfolio’s strategy but may in the future. Investment decisions for other strategies that have model delivery clients, however, may cause the Portfolio to compete against such model delivery clients that hold and trade in a same security as the Portfolio.
Ownership of the Portfolio
Aberdeen’s portfolio managers listed above do not own shares of the Thrivent Partner Worldwide Allocation Portfolio.
GSAM Portfolio Managers
Other Accounts Managed by GSAM Portfolio Managers
The following table provides information about the other accounts managed by the GSAM portfolio managers as of December 31, 2016.

	# of Other Accounts Managed and Total Assets by Account Type
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed (in millions)	Number Accounts	Assets Managed (in millions)	Number Accounts	Assets Managed (in millions)
Samuel Finkelstein	225	$264,215	338	$169,050	3,645	$279,687
Ricardo Penfold	153	$ 41,710	139	$ 41,081	1,162	$169,130
Len Ioffe	16	$ 7,464	20	$ 4,382	19	$ 3,989
Osman Ali	16	$ 7,464	20	$ 4,382	19	$ 3,989
Takashi Suwabe	5	$ 2,482	12	$ 2,906	15	$ 3,477

	# Accounts & Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed (in millions)	Number Accounts	Assets Managed (in millions)	Number Accounts	Assets Managed (in millions)
Samuel Finkelstein	2	$355	9	$5,186	34	$10,568
Ricardo Penfold	2	$355	8	$5,186	15	$ 3,975
Len Ioffe	0	$ 0	0	$ 0	6	$ 1,657
Osman Ali	0	$ 0	0	$ 0	6	$ 1,657
Takashi Suwabe	0	$ 0	0	$ 0	6	$ 1,657
Please note that all of GSAM’s Quantitative Investment Strategies (“QIS”) and fixed-income portfolios are managed on a team basis. While lead portfolio managers may be associated with accounts in their specific strategy, the entire team is familiar with our general strategies and objectives and multiple individuals are involved in the management of a portfolio. GSAM believes this approach ensures a high degree of continuity of portfolio management style and knowledge.
For each portfolio manager listed above the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector they manage. There are multiple portfolio managers involved with each account.
Compensation
Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers may be rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.
The benchmark for this Portfolio is the MSCI All Country World Index ex-USA.
The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Conflicts of Interest
GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to your Fund or limit your Fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which your Fund may directly and indirectly invest.
Thus, it is likely that your Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. As manager of your Fund, GSAM receives management fees from the Fund. In addition, GSAM’s affiliates may earn fees from relationships with your Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, Goldman Sachs may still receive significant compensation from your Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in trading and advise accounts and funds which have investment objectives similar to those of your Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your Fund. The results of your Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, your Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, your Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your Fund. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your Fund. Your Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by your Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend your Fund or who engage in transactions with or for your Fund.
For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.

Ownership of the Portfolio
GSAM’s portfolio managers listed above do not own shares of the Thrivent Partner Worldwide Allocation Portfolio.
Thrivent Partner All Cap Portfolio
Investment decisions for the Thrivent Partner All Cap Portfolio are made by FIAM, LLC (“FIAM”), 900 Salem Street, Smithfield, RI 02917, which serves as the subadviser for the Portfolio. Thrivent Financial has engaged FIAM to manage the Portfolio on a daily basis, subject to the overall direction of Thrivent Financial and the Board of Directors. FIAM is a indirect wholly owned subsidiary of FMR LLC.
FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FIAM. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.
FIAM Portfolio Managers
Other Accounts Managed by FIAM Portfolio Managers
The following table provides information relating to other accounts managed by the FIAM portfolio managers as of December 31, 2016:
Name Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Advisory Fee Based in Performance	Total Assets with Advisory Fee Based on Performance (millions)
Chandler Willett	Registered Investment Companies:	2	$2,362	0	$0
	Other Pooled Investment Vehicles:	46	$3,769	0	$0
	Other Accounts:	10	$1,149	0	$0
Chad Colman	Registered Investment Companies:	2	$ 384	0	$0
	Other Pooled Investment Vehicles:	13	$1,706	0	$0
	Other Accounts:	4	$1,118	0	$0
Katharine O’Donovan	Registered Investment Companies:	1	$ 162	0	$0
	Other Pooled Investment Vehicles:	13	$1,718	0	$0
	Other Accounts:	4	$1,118	0	$0
Ed Field	Registered Investment Companies:	1	$ 162	0	$0
	Other Pooled Investment Vehicles:	18	$1,701	0	$0
	Other Accounts:	4	$1,118	0	$0
Andrew Swanson	Registered Investment Companies:	1	$ 162	0	$0
	Other Pooled Investment Vehicles:	12	$1,654	0	$0
	Other Accounts:	12	$1,153	0	$0
Jody Simes	Registered Investment Companies:	2	$ 227	0	$0

Name Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Advisory Fee Based in Performance	Total Assets with Advisory Fee Based on Performance (millions)
	Other Pooled Investment Vehicles:	11	$1,627	0	$0
	Other Accounts:	4	$1,118	0	$0
Chip Perrone	Registered Investment Companies:	1	$ 162	0	$0
	Other Pooled Investment Vehicles:	12	$1,693	0	$0
	Other Accounts:	4	$1,118	0	$0
Hamish Clark	Registered Investment Companies:	2	$ 365	0	$0
	Other Pooled Investment Vehicles:	13	$1,646	0	$0
	Other Accounts:	4	$1,118	0	$0
Adam Benjamin	Registered Investment Companies:	1	$ 162	0	$0
	Other Pooled Investment Vehicles:	10	$1,941	0	$0
	Other Accounts:	6	$1,118	0	$0
Compensation
Chandler Willett is the lead portfolio manager (the “Lead Portfolio Manager”) of the Thrivent Partner All Cap Portfolio and receives compensation for his services. Portfolio manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FIAM or at the election of the portfolio manager.
The Lead Portfolio Manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The components of Mr. Willett’s bonus are based on the (i) investment performance of FIAM funds and accounts which eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or peer group and (ii) the investment performance of other FIAM funds and accounts. The portion of the Lead Portfolio Manager’s bonus that is linked to the investment performance of the Thrivent Partner All Cap Portfolio is based on the pre-tax investment performance of the fund measured against the Russell 3000 Index and the pre-tax investment performance of the fund within the eVestment Alliance All Cap peer group. The Lead Portfolio Manager is also compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.
Jody Simes, Chad Colman, Katharine O’Donovan, Ed Field, Hamish Clark, Chip Perrone, Adam Benjamin and Andrew Swanson are each co-portfolio managers of Thrivent Partners All Cap Portfolio and receive compensation for their services. Portfolio manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FIAM or at the election of the portfolio manager.
The portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account, and (ii) measurement of their % positive impact resulting from their rated securities across a defined set of portfolios, and (iii) the investment performance of other FIAM funds and accounts. A smaller, subjective component of the co-portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM. The portion of each co-portfolio manager’s bonus that is linked to the investment performance of FIAM Small/Mid Cap Core strategy is based on the pre-tax investment performance of the strategy measured against the Russell 2500 Index and the pre-tax investment performance of the strategy within the eVestment Alliance Small/Mid Cap Core Equity peer group and the investment performance of FIAM Large Cap Core strategy is based on the pre-tax investment performance of the strategy measured against the S&P 500 Index and the pre-tax investment performance of the strategy within the eVestmant Alliance Large Cap Core Equity peer group. An additional portion of each co-portfolio manager’s bonus is based on the pre-tax investment performance of the portion of the strategy’s assets each co-manager manages measured against a sector benchmark. Each co-portfolio manager’s bonus also is compensated under equity based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.
Conflicts of Interest
A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. For example, a portfolio manager may manage other funds or accounts that engage in short sales, and could sell short a security for such other fund or account that the fund also trades or holds. Although FIAM monitors such transactions to attempt to ensure equitable treatment of both the fund and a fund or account that engages in short sales, there can be no assurance that the price of a security held by the fund would not be impacted as a result. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.
Ownership of the Portfolio
FIAM’s portfolio managers listed above do not own any shares of the Thrivent Partner All Cap Portfolio.
Affiliated Persons
The following officers of Thrivent Financial, the Fund’s investment adviser, are, as officers of the Fund, affiliated with the Fund:
Affiliated Person	Position with Fund	Position with Thrivent Financial
Russell W. Swansen	Chief Investment Officer	Senior Vice President and Chief Investment Officer
David S. Royal	President	Vice President, President Mutual Funds
Janice M. Guimond	Vice President	Vice President, Investment Operations
Gerard V. Vaillancourt	Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting

Affiliated Person	Position with Fund	Position with Thrivent Financial
Mark D. Anema	Vice President	Vice President, New Product Development Management
Kathleen M. Koelling	Anti-Money Laundering Officer	Vice President, Managing Counsel
Ted S. Dryden	Chief Compliance Officer	Chief Compliance Officer, Director Compliance
Michael W. Kremenak	Secretary and Chief Legal Officer	Vice President, Chief Legal Officer of the Thrivent Funds
The Advisory and Subadvisory Agreements
The investment advisory agreement provides that the Fund will pay, or provide for the payment of, the compensation of the directors who are not affiliated with Thrivent Financial or Thrivent Life and all other expenses of the Fund (other than those assumed by Thrivent Financial), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of the independent auditors, of legal counsel and of any transfer agent, registrar and dividend disbursing agent of the Fund, expenses of preparing, printing and mailing prospectuses, shareholders’ reports, notices, proxy statements and reports to governmental officers and commissions, expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums, fees and expenses of the Fund’s custodian for all services to the Fund, expenses of calculating the net asset value of the shares of the Portfolios of the Fund, expenses of shareholders’ meetings and expenses relating to the issuance, registration and qualification of shares of the Fund.
The advisory agreement and subadvisory agreements will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board of Directors. The vote for approval must include the approval of a majority of the Directors who are not interested persons (as defined in the 1940 Act). The advisory and subadvisory agreements terminate automatically upon assignment. The advisory agreement is also terminable at any time without penalty by the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund. With respect to a particular Portfolio, the advisory or subadvisory agreement, if any, is terminable at any time without penalty by the Board of Directors or by the vote of a majority of the outstanding shares of such Portfolio. The adviser may terminate the agreement on 60 days written notice to the Fund.
Advisory Fees
Thrivent Financial receives an investment advisory fee as compensation for its services to the Fund. The fee is a daily charge equal to a percentage of the aggregate average daily net assets of the Portfolios as shown in the following table.
Thrivent Aggressive Allocation Portfolio
Portfolio assets invested in all asset types (including Thrivent mutual funds)
First $500 million:	0.750%
Next $1.5 billion:	0.725%
Next $3 billion:	0.700%
Next $5 billion:	0.675%
Over $10 billion:	0.650%

Thrivent Moderately Aggressive Allocation Portfolio
Portfolio assets invested in all asset types (including Thrivent mutual funds)
First $500 million:	0.700%
Next $1.5 billion:	0.675%
Next $3 billion:	0.650%
Next $5 billion:	0.625%
Over $10 billion:	0.600%

Thrivent Moderate Allocation Portfolio
Portfolio assets invested in all asset types (including Thrivent mutual funds)
First $500 million:	0.650%
Next $1.5 billion:	0.625%
Next $3 billion:	0.600%
Next $5 billion:	0.575%
Over $10 billion:	0.550%

Thrivent Moderately Conservative Allocation Portfolio
Portfolio assets invested in all asset types (including Thrivent mutual funds)
First $500 million:	0.600%
Next $1.5 billion:	0.575%
Next $3 billion:	0.550%
Next $5 billion:	0.525%
Over $10 billion:	0.500%

Thrivent Growth and Income Plus Portfolio
First $250 million:	0.650%
Over $250 million:	0.600%

Thrivent Balanced Income Plus Portfolio
First $500 million:	0.550%
Next $500 million:	0.500%
Next $1.5 billion:	0.475%
Next $2.5 billion:	0.450%
Over $5 billion:	0.425%

Thrivent Diversified Income Plus Portfolio
All assets:	0.400%

Thrivent Opportunity Income Plus Portfolio
All assets:	0.500%

Thrivent Partner Healthcare Portfolio
First $50 million:	0.950%
Next $50 million:	0.900%
Next $150 million:	0.850%
Over $250 million:	0.800%

Thrivent Partner Emerging Markets Equity Portfolio
First $50 million:	1.200%
Over $50 million:	1.070%

Thrivent Real Estate Securities Portfolio
First $500 million:	0.800%
Over $500 million:	0.750%

Thrivent Small Cap Stock Portfolio
First $200 million:	0.700%
Next $800 million:	0.650%
Next $1.5 billion:	0.600%
Next $2.5 billion:	0.550%
Over $5 billion:	0.525%

Thrivent Small Cap Index Portfolio
First $1.5 billion:	0.200%
Next $500 million:	0.150%
Over $2 billion:	0.100%

Thrivent Mid Cap Stock Portfolio
First $200 million:	0.700%
Next $800 million:	0.650%
Next $1.5 billion:	0.600%
Next $2.5 billion:	0.550%
Over $5 billion:	0.525%

Thrivent Mid Cap Index Portfolio
First $1.5 billion:	0.200%
Next $500 million:	0.150%
Over $2 billion:	0.100%

Thrivent Partner Worldwide Allocation Portfolio
First $250 million:	0.900%
Next $750 million:	0.850%
Next $500 million:	0.800%
Over $1.5 billion:	0.750%

Thrivent Partner All Cap Portfolio
First $500 million:	0.650%
Over $500 million:	0.600%

Thrivent Large Cap Growth Portfolio
All assets:	0.400%

Thrivent Partner Growth Stock Portfolio
First $500 million:	0.650%
Over $500 million:	0.600%

Thrivent Large Cap Value Portfolio
All assets:	0.600%

Thrivent Large Cap Stock Portfolio
First $500 million:	0.650%
Next $250 million:	0.575%
Next $250 million:	0.550%
Next $1.5 billion:	0.475%
Next $2.5 billion:	0.450%
Over $5 billion:	0.425%

Thrivent Large Cap Index Portfolio
First $1.5 billion:	0.200%
Next $500 million:	0.150%
Over $2 billion:	0.100%

Thrivent Low Volatility Equity Portfolio
First $100 million:	0.600%
Over $100 million	0.500%

Thrivent Multidimensional Income Portfolio
First $100 million:	0.550%
Over $100 million	0.500%

Thrivent High Yield Portfolio
All assets:	0.400%

Thrivent Income Portfolio
All assets:	0.400%

Thrivent Bond Index Portfolio
First $250 million:	0.350%
Next $250 million:	0.300%
Next $500 million:	0.250%
Next $500 million:	0.200%
Next $500 million:	0.150%
Over $2 billion:	0.100%

Thrivent Limited Maturity Bond Portfolio
All assets:	0.400%

Thrivent Money Market Portfolio
All assets:	0.350%
As of April 28, 2017, the following contractual expense reimbursements, as a percentage of net assets, were in effect:
Portfolio	Percentage	Expiration Date
Thrivent Partner Worldwide Allocation Portfolio	0.04%	4/30/2018
As of April 28, 2017, contractual expense reimbursements to limit expenses to the following percentages were in effect:
Portfolio	Percentage	Expiration Date
Thrivent Growth and Income Plus Portfolio	0.80%	4/30/2018
Thrivent Partner Healthcare Portfolio	0.95%	4/30/2018
Thrivent Partner Emerging Markets Equity Portfolio	1.30%	4/30/2018
Thrivent Partner All Cap Portfolio	0.85%	4/30/2018

Portfolio	Percentage	Expiration Date
Thrivent Partner Growth Stock Portfolio	0.80%	4/30/2018
Thrivent Low Volatility Equity Portfolio	0.80%	4/30/2018
Thrivent Multidimensional Income Portfolio	0.95%	4/30/2018
For each Asset Allocation Portfolio, Thrivent Financial has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Portfolio as a result of its investment in any other mutual fund for which Thrivent Financial serves as investment adviser. This contractual provision may be terminated upon the mutual agreement between the Independent Directors of the Portfolio and Thrivent Financial.
During the last three fiscal years, Thrivent Financial was paid the following total dollar amounts under the investment advisory contracts then in effect.
Portfolio	12/31/2016	12/31/2015	12/31/2014
Thrivent Aggressive Allocation Portfolio	$ 7,305,864	$ 5,647,368	$ 3,852,619
Thrivent Moderately Aggressive Allocation Portfolio	$33,079,151	$25,520,179	$19,122,347
Thrivent Moderate Allocation Portfolio	$52,764,833	$42,548,711	$33,323,215
Thrivent Moderately Conservative Allocation Portfolio	$24,775,783	$18,602,338	$14,163,249
Thrivent Growth and Income Plus Portfolio	$ 525,231	$ 524,602	$ 488,603
Thrivent Balanced Income Plus Portfolio	$ 1,799,800	$ 1,734,682	$ 1,597,354
Thrivent Diversified Income Plus Portfolio	$ 2,053,787	$ 1,865,095	$ 1,615,113
Thrivent Opportunity Income Plus Portfolio	$ 582,303	$ 436,447	$ 291,363
Thrivent Partner Healthcare Portfolio	$ 1,606,420	$ 579,387	$ 699,345
Thrivent Partner Emerging Markets Equity Portfolio	$ 606,295	$ 235,051	$ 683,371
Thrivent Real Estate Securities Portfolio	$ 1,356,871	$ 1,203,799	$ 1,057,715
Thrivent Small Cap Stock Portfolio	$ 2,908,308	$ 2,413,850	$ 2,218,622
Thrivent Small Cap Index Portfolio	$ 634,339	$ 557,928	$ 895,922
Thrivent Mid Cap Stock Portfolio	$ 8,187,682	$ 6,040,819	$ 4,741,008
Thrivent Mid Cap Index Portfolio	$ 439,884	$ 333,830	$ 463,702
Thrivent Partner Worldwide Allocation Portfolio	$13,468,631	$ 6,348,239	$14,127,986
Thrivent Partner All Cap Portfolio	$ 839,791	$ 274,759	$ 623,330
Thrivent Large Cap Growth Portfolio	$ 4,107,329	$ 4,231,757	$ 4,148,028
Thrivent Partner Growth Stock Portfolio	$ 913,255	$ 372,736	$ 630,876
Thrivent Large Cap Value Portfolio	$ 7,170,289	$ 7,150,306	$ 6,931,242
Thrivent Large Cap Stock Portfolio	$ 5,300,667	$ 5,366,123	$ 5,132,054
Thrivent Large Cap Index Portfolio	$ 1,162,816	$ 978,966	$ 1,363,463
Thrivent High Yield Portfolio	$ 2,989,494	$ 3,353,604	$ 3,682,199
Thrivent Income Portfolio	$ 5,621,870	$ 5,527,569	$ 5,740,302
Thrivent Bond Index Portfolio	$ 638,251	$ 540,846	$ 522,901
Thrivent Limited Maturity Bond Portfolio	$ 3,404,752	$ 3,918,601	$ 4,259,238
Thrivent Money Market Portfolio	$ 587,646	$ 537,094	$ 520,888
The next table shows the total expenses reimbursed with respect to the Portfolios for the last three fiscal years.
Portfolio	12/31/2016	12/31/2015	12/31/2014
Thrivent Aggressive Allocation Portfolio	$ 2,080,767	$ 682,921	$ —
Thrivent Moderately Aggressive Allocation Portfolio	$11,100,339	$3,615,142	$ —
Thrivent Moderate Allocation Portfolio	$14,561,747	$4,869,841	$ —
Thrivent Moderately Conservative Allocation Portfolio	$ 5,595,019	$1,846,268	$ —

Portfolio	12/31/2016	12/31/2015	12/31/2014
Thrivent Growth and Income Plus Portfolio	$ 158,755	$ 150,452	$105,563
Thrivent Balanced Income Plus Portfolio	$ —	$ —	$ —
Thrivent Diversified Income Plus Portfolio	$ —	$ —	$ —
Thrivent Opportunity Income Plus Portfolio	$ —	$ 19,357	$ 19,357
Thrivent Partner Healthcare Portfolio	$ 121,046	$ 110,453	$ —
Thrivent Partner Emerging Markets Equity Portfolio	$ 168,864	$ 144,390	$ 70,897
Thrivent Real Estate Securities Portfolio	$ —	$ —	$ —
Thrivent Small Cap Stock Portfolio	$ —	$ —	$ —
Thrivent Small Cap Index Portfolio	$ —	$ —	$ —
Thrivent Mid Cap Stock Portfolio	$ —	$ 88,000	$ —
Thrivent Mid Cap Index Portfolio	$ —	$ —	$ —
Thrivent Partner Worldwide Allocation Portfolio	$ —	$ —	$ —
Thrivent Partner All Cap Portfolio	$ 238,907	$ 191,213	$149,430
Thrivent Large Cap Growth Portfolio	$ —	$ 15,800	$ —
Thrivent Partner Growth Stock Portfolio	$ 169,761	$ 123,244	$ 78,859
Thrivent Large Cap Value Portfolio	$ —	$ —	$ —
Thrivent Large Cap Stock Portfolio	$ —	$ 27,500	$ —
Thrivent Large Cap Index Portfolio	$ —	$ —	$ —
Thrivent High Yield Portfolio	$ —	$ —	$ —
Thrivent Income Portfolio	$ —	$ —	$ —
Thrivent Bond Index Portfolio	$ —	$ —	$ —
Thrivent Limited Maturity Bond Portfolio	$ —	$ —	$ —
Thrivent Money Market Portfolio	$ 28,232	$ 447,375	$454,782
Investment Subadvisory Fees
Thrivent Financial pays Sectoral an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Healthcare Portfolio. The fee payable is equal to 0.65% of the first $50 million of average daily net assets managed by Sectoral, 0.60% of the next $50 million of average daily net assets, 0.40% of the next $150 million and 0.35% of the average daily net assets over $250 million. Sectoral was paid the following amounts for the last three years: $475,383 for the year ended December 31, 2014, $852,414 for the year ended December 31, 2015, and $942,518 for the year ended December 31, 2016.
Thrivent Financial pays Aberdeen an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Equity Portfolio. The fee payable is equal to 0.85% of the first $50 million of average daily net assets managed by Aberdeen, 0.72% of the next $50 million of average daily net assets and 0.68% of the average daily net assets over $100 million. For purposes of calculating these breakpoints, the average daily net assets managed by Aberdeen for Thrivent Series Fund, Inc. are aggregated with the average daily net assets of the portion of the assets of Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Emerging Markets Equity Fund that are managed by Aberdeen. Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Emerging Markets Equity Fund are series of Thrivent Mutual Funds. Aberdeen was paid the following amounts for the last three years: $1,067,593 for the year ended December 31, 2014, $1,726,385 for the year ended December 31, 2015, and $2,057,921 for the year ended December 31, 2016.
Thrivent Financial pays T. Rowe Price an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Growth Stock Portfolio. The fee payable is equal to 0.40% of the first $500 million of average daily net assets managed by T. Rowe Price and 0.35% of the average daily net assets over $500 million. T. Rowe Price was paid the following amounts for the last three years: $315,539 for the year ended December 31, 2014, $374,492 for the year ended December 31, 2015, and $455,718 for the year ended December 31, 2016.

Thrivent Financial pays GSAM an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Portfolio. The fee payable for managing the emerging markets debt portion is equal to 0.50% of the first $200 million of average daily net assets managed by GSAM, 0.45% of the next $200 million of average daily net assets and 0.40% of the average daily net assets over $400 million. The fee payable for managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of average daily net assets managed by GSAM and 0.54% of the average daily net assets over $250 million. For purposes of calculating these breakpoints, the average daily net assets of each portion of Thrivent Partner Worldwide Allocation Portfolio managed by GSAM are aggregated with the average daily net assets of the corresponding portions of Thrivent Partner Worldwide Allocation Fund managed by GSAM. Thrivent Partner Worldwide Allocation Fund is a series of Thrivent Mutual Funds. GSAM was paid the following amounts for the last three years: $2,234,005 for the year ended December 31, 2014, $2,333,854 for the year ended December 31, 2015, and $2,173,959 for the year ended December 31, 2016.
Thrivent Financial pays Principal an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Portfolio. The fee payable is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million of average daily net assets and 0.25% of the average daily net assets over $1.0 billion. For purposes of calculating these breakpoints, the average daily net assets managed by Principal are aggregated with the average daily net assets of the portion of Thrivent Partner Worldwide Allocation Fund managed by Principal. Thrivent Partner Worldwide Allocation Fund is a series of Thrivent Mutual Funds. Principal was paid the following amounts for the last three years: $1,752,157 for the year ended December 31, 2014, $1,723,945 for the year ended December 31, 2015, and $1,599,947 for the year ended December 31, 2016.
Thrivent Financial pays FIAM an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner All Cap Portfolio. The fee payable is equal to 0.60% of the first $100 million of average daily net assets managed by FIAM, 0.55% of the next $400 million of average daily net assets, 0.50% of the next $250 million of average daily net assets and 0.45% of the average daily net assets over $750 million. FIAM was paid the following amounts for the last three years: $393,522 for the year ended December 31, 2014, $473,104 for the year ended December 31, 2015, and $529,158 for the year ended December 31, 2016.
Code of Ethics
The Fund, Thrivent Financial and the subadvisers have each adopted a code of ethics pursuant to the requirements of the 1940 Act and the Investment Advisers Act of 1940. Under the Codes of Ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person’s position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Portfolios are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.
Proxy Voting Policies
The Fund has adopted the proxy voting policies of Thrivent Financial (with respect to the securities over which they have investment discretion) and of each subadviser. Those policies (or a description thereof) are included in Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge at the Thrivent Financial website (Thrivent.com) or the SEC website (www.sec.gov).
OTHER SERVICES
Custodian
State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, is the custodian of the securities held by the Portfolios held in the United States, serves as the Portfolio’s foreign custody manager and is authorized to use various securities depository facilities, such as the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank.

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, serves as the Portfolios’ independent registered public accounting firm, providing professional services including audits of the Portfolios’ annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and preparation, review and signing of the annual income tax returns filed on behalf of the Portfolios.
Administrative Services Agreement
Thrivent Financial provides both administrative and accounting services to the Portfolios under one contract, an Administrative Services Agreement (the “Combined Agreement”). Under the Combined Agreement, each Portfolio pays Thrivent Financial an annual fee equal to the sum of $80,000 plus 0.018 percent of the Portfolio’s average daily net assets for both administrative and accounting services. Payments made under the Combined Agreement for the last three fiscal years are disclosed in the table below.
Fund	12/31/2016	12/31/2015	12/31/2014
Thrivent Aggressive Allocation Portfolio	$ 258,283	$ 252,537	$ 237,595
Thrivent Moderately Aggressive Allocation Portfolio	979,349	968,865	921,586
Thrivent Moderate Allocation Portfolio	1,673,073	1,663,563	1,563,056
Thrivent Moderately Conservative Allocation Portfolio	870,389	790,192	723,289
Thrivent Growth and Income Plus Portfolio	94,545	94,528	93,906
Thrivent Balanced Income Plus Portfolio	138,902	136,771	133,729
Thrivent Diversified Income Plus Portfolio	172,420	163,929	154,699
Thrivent Opportunity Income Plus Portfolio	100,963	95,712	90,780
Thrivent Partner Healthcare Portfolio	112,430	108,136	93,862
Thrivent Partner Emerging Markets Equity Portfolio	89,151	88,645	90,694
Thrivent Real Estate Securities Portfolio	110,529	107,085	104,460
Thrivent Small Cap Stock Portfolio	157,768	144,076	140,299
Thrivent Small Cap Index Portfolio	137,090	130,214	127,561
Thrivent Mid Cap Stock Portfolio	307,631	245,467	212,090
Thrivent Mid Cap Index Portfolio	119,590	110,045	104,510
Thrivent Partner Worldwide Allocation Portfolio	370,280	378,846	394,574
Thrivent Partner All Cap Portfolio	95,912	94,170	92,139
Thrivent Large Cap Growth Portfolio	264,830	270,429	271,846
Thrivent Partner Growth Stock Portfolio	100,548	96,812	94,589
Thrivent Large Cap Value Portfolio	295,109	294,509	293,713
Thrivent Large Cap Stock Portfolio	235,067	237,209	233,703
Thrivent Large Cap Index Portfolio	184,654	168,107	156,372
Thrivent High Yield Portfolio	214,527	230,912	250,302
Thrivent Income Portfolio	332,984	328,741	345,489
Thrivent Bond Index Portfolio	112,825	107,815	107,693
Thrivent Limited Maturity Bond Portfolio	233,214	256,337	276,990
Thrivent Money Market Portfolio	109,899	104,169	104,091
BROKERAGE ALLOCATION AND OTHER TRANSACTIONS
Brokerage Transactions
In connection with the management of the investment and reinvestment of the assets of the Portfolios, the Advisory Contract authorizes Thrivent Financial, acting by its own officers, directors or employees or by a subadviser to select the brokers or dealers that will execute purchase and sale transactions for the Portfolios. In executing portfolio transactions and selecting brokers or dealers, if any, Thrivent Financial and the subadvisers will use reasonable efforts to seek on behalf of the Portfolios the best overall terms available.
In assessing the best overall terms available for any transaction, Thrivent Financial and the subadvisers will consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Thrivent Financial and the subadvisers may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any other accounts over which Thrivent Financial and the subadvisers or an affiliate of Thrivent Financial or the subadvisers exercises investment discretion.
Thrivent Financial and the subadvisers may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Thrivent Financial or a subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.
To the extent that the receipt of the above-described services may supplant services for which Thrivent Financial or a subadviser might otherwise have paid, it would, of course, tend to reduce the expenses of Thrivent Financial or a subadviser.
In certain cases, Thrivent Financial or the subadviser may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as “mixed use” products. In each case, Thrivent Financial or the subadviser makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. The portion of the costs of such products or services attributable to research usage may be defrayed by Thrivent Financial or the subadviser, as the case may be, through brokerage commissions generated by transactions of its clients, including the Portfolios. Thrivent Financial or the subadviser pays the provider in cash for the non-research portion of its use of these products or services.
Thrivent Financial and certain subadvisers may obtain third-party research from broker-dealers or non-broker dealers by entering into a commission sharing arrangement (a “CSA”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third-party research providers for research.
Certain subadvisers or their affiliates may allocate brokerage transactions to brokers who have entered into arrangements with a subadviser or its affiliates under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a Portfolio to offset that Portfolio’s expenses. This is commonly known as brokerage commission recapture.
The Fund’s Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of a subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Portfolio could purchase in the underwritings.
The investment decisions for a Portfolio are and will continue to be made independently from those of other investment companies and accounts managed by Thrivent Financial, the subadvisers or their affiliates. Such other investment companies and accounts may also invest in the same securities as a Portfolio. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner which Thrivent Financial and its affiliates believe to be equitable to each investment company or account, including the Portfolio. In some instances, this investment procedure may affect the price paid or received by a Portfolio or the size of the position obtainable or sold by a Portfolio.

Affiliated Transactions
FIAM and GSAM may place trades with certain brokers with which they are under common control, provided they determine that these affiliates’ products, services and costs are comparable to those of nonaffiliated, qualified brokerage firms. FIAM and GSAM may trade with their affiliated brokers in exchange for brokerage and research products and services of the type sometimes known as “soft dollars.” FIAM and GSAM also may trade with their affiliated brokers on an execution-only basis.
Brokerage Commissions
During the last three fiscal years, the Portfolios paid the following brokerage fees:
Fund	12/31/2016	12/31/2015	12/31/2014
Thrivent Aggressive Allocation Portfolio	$ 638,024	$ 623,846	$ 437,500
Thrivent Moderately Aggressive Allocation Portfolio	$2,678,790	$2,585,423	$1,772,743
Thrivent Moderate Allocation Portfolio	$3,923,928	$3,868,087	$2,628,084
Thrivent Moderately Conservative Allocation Portfolio	$1,123,237	$1,178,551	$ 886,243
Thrivent Growth and Income Plus Portfolio	$ 85,777	$ 155,545	$ 212,706
Thrivent Balanced Income Plus Portfolio	$ 251,483	$ 316,299	$ 161,332
Thrivent Diversified Income Plus Portfolio	$ 283,348	$ 411,959	$ 559,423
Thrivent Opportunity Income Plus Portfolio	$ 34,776	$ 11,849	$ 9,239
Thrivent Partner Healthcare Portfolio	$ 449,353	$ 339,029	$ 127,786
Thrivent Partner Emerging Markets Equity Portfolio	$ 13,368	$ 7,167	$ 20,261
Thrivent Real Estate Securities Portfolio	$ 33,285	$ 19,798	$ 23,737
Thrivent Small Cap Stock Portfolio	$ 341,124	$ 466,676	$ 302,330
Thrivent Small Cap Index Portfolio	$ 84,597	$ 55,369	$ 19,660
Thrivent Mid Cap Stock Portfolio	$ 616,447	$ 688,551	$ 338,256
Thrivent Mid Cap Index Portfolio	$ 61,785	$ 39,618	$ 5,869
Thrivent Partner Worldwide Allocation Portfolio	$2,876,140	$1,546,134	$2,192,659
Thrivent Partner All Cap Portfolio	$ 34,883	$ 43,460	$ 58,805
Thrivent Large Cap Growth Portfolio	$ 638,955	$ 696,338	$ 532,734
Thrivent Partner Growth Stock Portfolio	$ 28,451	$ 20,822	$ 18,794
Thrivent Large Cap Value Portfolio	$ 316,312	$ 505,466	$ 364,386
Thrivent Large Cap Stock Portfolio	$ 861,849	$ 923,327	$1,008,211
Thrivent Large Cap Index Portfolio	$ 56,340	$ 47,501	$ 9,446
Thrivent High Yield Portfolio	$ 2,515	$ 9	$ 1,586
Thrivent Income Portfolio	$ 53,726	$ 52,186	$ 57,047
Thrivent Bond Index Portfolio	$ —	$ —	$ —
Thrivent Limited Maturity Bond Portfolio	$ 57,886	$ 39,390	$ 42,281
Thrivent Money Market Portfolio	$ —	$ —	$ —
The following table indicates the total amount of brokerage commissions paid by each Portfolio to firms that provided research services and the aggregate amount of transactions relating to such commissions for the most recent fiscal year ended December 31, 2016. The provision of research services was not necessarily a factor in the placement of brokerage business with these firms.
Fund Name	Commissions	Aggregrate Transactions
Thrivent Aggressive Allocation Portfolio	$ 638,024	$ 798,791,740
Thrivent Moderately Aggressive Allocation Portfolio	$2,678,790	$3,251,547,636
Thrivent Moderate Allocation Portfolio	$3,923,928	$4,675,661,384

Fund Name	Commissions	Aggregrate Transactions
Thrivent Moderately Conservative Allocation Portfolio	$1,123,237	$1,416,019,377
Thrivent Growth and Income Plus Portfolio	$ 85,777	$ 113,777,593
Thrivent Balanced Income Plus Portfolio	$ 251,483	$ 317,657,444
Thrivent Diversified Income Plus Portfolio	$ 283,348	$ 347,138,191
Thrivent Opportunity Income Plus Portfolio	$ 34,776	$ 32,714,094
Thrivent Partner Healthcare Portfolio	$ 419,528	$ 285,015,054
Thrivent Partner Emerging Markets Equity Portfolio	$ 3,401	$ 1,885,571
Thrivent Real Estate Securities Portfolio	$ 33,285	$ 60,964,140
Thrivent Small Cap Stock Portfolio	$ 341,134	$ 471,243,400
Thrivent Small Cap Index Portfolio	$ 84,597	$ 86,218,965
Thrivent Mid Cap Stock Portfolio	$ 616,447	$ 707,212,547
Thrivent Mid Cap Index Portfolio	$ 61,785	$ 89,353,012
Thrivent Partner Worldwide Allocation Portfolio	$2,601,082	$2,413,760,013
Thrivent Partner All Cap Portfolio	$ 33,240	$ 106,364,107
Thrivent Large Cap Growth Portfolio	$ 638,955	$1,366,408,941
Thrivent Partner Growth Stock Portfolio	$ 22,294	$ 53,108,043
Thrivent Large Cap Value Portfolio	$ 316,312	$ 494,108,811
Thrivent Large Cap Stock Portfolio	$ 861,849	$ 990,789,371
Thrivent Large Cap Index Portfolio	$ 56,340	$ 122,887,288
Thrivent High Yield Portfolio	$ 2,515	$ 5,352,250
Thrivent Income Portfolio	$ 53,726	$ 1,781,545
Thrivent Bond Index Portfolio	$ —	$ —
Thrivent Limited Maturity Bond Portfolio	$ 57,886	$ 558,425
Thrivent Money Market Portfolio	$ —	$ —
Regular Brokers or Dealers
Each of the Portfolios listed below held securities of its “regular brokers or dealers,” as that term is defined by Rule 10b-1 under the 1940 Act, as of December 31, 2016 as follows:
Funds	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Thrivent Aggressive Allocation Portfolio	Bank of America Corporation	$ 4,191,928
	Goldman, Sachs & Company	$ 4,183,192
	Citigroup, Inc.	$ 1,828,661
	KeyCorp	$ 1,755,199
	Morgan Stanley Dean Witter & Company	$ 584,318
	Mizuho Financial Group, Inc.	$ 57,066
Thrivent Moderately Aggressive Allocation Portfolio	Bank of America Corporation	$26,590,860
	Goldman, Sachs & Company	$20,368,105
	Citigroup, Inc.	$17,821,300
	Morgan Stanley Dean Witter & Company	$12,192,526
	J.P. Morgan	$ 8,072,053
	KeyCorp	$ 6,027,418
	UBS AG	$ 3,112,797
	Credit Suisse Group AG	$ 1,353,873

Funds	Regular Broker or Dealer (or Parent)	Aggregate Holdings
	Deutsche Bank	$ 950,877
	Barclays	$ 835,401
	Mizuho Financial Group, Inc.	$ 474,205
Thrivent Moderate Allocation Portfolio	Bank of America Corporation	$57,776,774
	Morgan Stanley Dean Witter & Company	$39,888,000
	Citigroup, Inc.	$39,785,593
	Goldman, Sachs & Company	$38,996,915
	J.P. Morgan	$29,231,006
	KeyCorp	$12,327,807
	UBS AG	$11,489,193
	Credit Suisse Group AG	$ 4,640,176
	Barclays	$ 2,959,081
	Deutsche Bank	$ 2,926,144
	Mizuho Financial Group, Inc.	$ 1,485,795
Thrivent Moderately Conservative Allocation Portfolio	Bank of America Corporation	$36,207,033
	Citigroup, Inc.	$26,633,974
	Morgan Stanley Dean Witter & Company	$26,035,380
	Goldman, Sachs & Company	$22,187,519
	J.P. Morgan	$19,016,422
	UBS AG	$ 7,305,943
	KeyCorp	$ 4,265,929
	Credit Suisse Group AG	$ 3,077,423
	Barclays	$ 2,110,022
	Deutsche Bank	$ 1,969,740
Thrivent Growth and Income Plus Portfolio	Bank of America Corporation	$ 1,587,542
	Goldman, Sachs & Company	$ 1,462,275
	J.P. Morgan	$ 429,836
	KeyCorp	$ 329,054
	Citigroup, Inc.	$ 109,409
	Morgan Stanley Dean Witter & Company	$ 57,706
	Deutsche Bank	$ 48,733
	Credit Suisse Group AG	$ 44,706
	State Street Bank	$ 10,134
	Nomura Securities International, Inc.	$ 8,073
Thrivent Balanced Income Plus Portfolio	Bank of America Corporation	$ 5,770,519
	Goldman, Sachs & Company	$ 5,618,234
	J.P. Morgan	$ 1,996,576
	KeyCorp	$ 1,074,369
	Deutsche Bank	$ 1,007,236
	HSBC Securities	$ 767,489
	Morgan Stanley Dean Witter & Company	$ 668,616
	Citigroup, Inc.	$ 565,634
	Credit Suisse Group AG	$ 535,028

Funds	Regular Broker or Dealer (or Parent)	Aggregate Holdings
	State Street Bank	$ 336,297
	Nomura Securities International, Inc.	$ 56,509
Thrivent Diversified Income Plus Portfolio	Bank of America Corporation	$10,799,277
	J.P. Morgan	$ 7,898,113
	Goldman, Sachs & Company	$ 7,386,821
	Citigroup, Inc.	$ 3,785,157
	Morgan Stanley Dean Witter & Company	$ 3,052,894
	Deutsche Bank	$ 2,244,606
	Credit Suisse Group AG	$ 1,574,213
	KeyCorp	$ 1,064,595
	Nomura Securities International, Inc.	$ 85,772
Thrivent Opportunity Income Plus Portfolio	J.P. Morgan	$ 1,714,539
	Bank of America Corporation	$ 1,469,889
	Citigroup, Inc.	$ 747,800
	Goldman, Sachs & Company	$ 574,098
	Morgan Stanley Dean Witter & Company	$ 548,162
	BNP Paribas	$ 241,220
	Credit Suisse Group AG	$ 156,938
	Deutsche Bank	$ 93,731
	Nomura Securities International, Inc.	$ 21,191
Thrivent Small Cap Index Portfolio	Investment Technology Group, Inc.	$ 329,461
Thrivent Mid Cap Stock Portfolio	KeyCorp	$38,823,750
	Raymond James & Associates, Inc.	$34,657,305
Thrivent Partner Worldwide Allocation Portfolio	HSBC Securities	$30,909,670
	Westpac Banking Corporation	$14,365,145
Thrivent Partner All Cap Portfolio	Citigroup, Inc.	$ 2,056,278
	Goldman, Sachs & Company	$ 1,269,085
Thrivent Large Cap Growth Portfolio	Goldman, Sachs & Company	$24,648,983
	Bank of America Corporation	$22,765,210
Thrivent Partner Growth Stock Portfolio	Morgan Stanley Dean Witter & Company	$ 2,011,100
	State Street Bank	$ 994,816
	J.P. Morgan	$ 906,045
Thrivent Large Cap Value Portfolio	Citigroup, Inc.	$59,346,798
	Goldman, Sachs & Company	$26,363,445
	Morgan Stanley Dean Witter & Company	$18,603,098
Thrivent Large Cap Stock Portfolio	Citigroup, Inc.	$21,170,749
	Goldman, Sachs & Company	$20,662,141
Thrivent Large Cap Index Portfolio	J.P. Morgan	$10,791,255
	Citigroup, Inc.	$ 5,953,281
	Goldman, Sachs & Company	$ 3,098,483

Funds	Regular Broker or Dealer (or Parent)	Aggregate Holdings
	Morgan Stanley Dean Witter & Company	$ 2,131,090
	BNY Mellon	$ 1,755,050
	KeyCorp	$ 689,875
	Jefferies & Company, Inc.	$ 262,516
Thrivent High Yield Portfolio	Goldman, Sachs & Company	$ 2,183,213
	Citigroup, Inc.	$ 1,704,753
	Morgan Stanley Dean Witter & Company	$ 541,233
Thrivent Income Portfolio	Bank of America Corporation	$34,921,997
	Goldman, Sachs & Company	$29,899,493
	Morgan Stanley Dean Witter & Company	$27,843,217
	Citigroup, Inc.	$22,261,559
	J.P. Morgan	$19,080,796
	Credit Suisse Group AG	$ 7,505,115
	ABN AMRO	$ 6,773,191
	Mizuho Financial Group, Inc.	$ 2,448,655
	Barclays	$ 2,369,794
	Deutsche Bank	$ 1,562,189
Thrivent Bond Index Portfolio	J.P. Morgan	$ 745,214
	Morgan Stanley Dean Witter & Company	$ 266,721
	Bank of America Corporation	$ 250,326
	Citigroup, Inc.	$ 249,083
	Barclays	$ 247,098
Thrivent Limited Maturity Bond Portfolio	J.P. Morgan	$17,577,179
	Bank of America Corporation	$15,790,261
	Citigroup, Inc.	$14,542,874
	Morgan Stanley Dean Witter & Company	$10,756,528
	Goldman, Sachs & Company	$ 7,332,590
	HSBC Securities	$ 3,253,784
	Credit Suisse Group AG	$ 2,629,163
	Barclays	$ 2,228,164
	Mizuho Financial Group, Inc.	$ 2,188,166
	Deutsche Bank	$ 2,187,064
Portfolio Turnover Rates
The rate of portfolio turnover in the Portfolios will not be a limiting factor when Thrivent Financial or a subadviser deems changes in a Portfolio’s assets appropriate in view of its investment objectives. As a result, while a Portfolio will not purchase or sell securities solely to achieve short-term trading profits, a Portfolio may sell securities without regard to the length of time held if consistent with the Portfolio’s investment objective. A higher degree of equity trading activity will increase brokerage costs to a Portfolio. The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.
For the last three fiscal years, the portfolio turnover rates in the Portfolios were as follows:

Portfolio	12/31/2016	12/31/2015	12/31/2014
Thrivent Aggressive Allocation Portfolio	65%	60%	58%
Thrivent Moderately Aggressive Allocation Portfolio	106%	91%	88%
Thrivent Moderate Allocation Portfolio	159%	153%	134%
Thrivent Moderately Conservative Allocation Portfolio	211%	198%	182%
Thrivent Growth and Income Plus Portfolio (1)	129%	191%	176%
Thrivent Balanced Income Plus Portfolio	140%	147%	111%
Thrivent Diversified Income Plus Portfolio	103%	113%	136%
Thrivent Opportunity Income Plus Portfolio	202%	184%	140%
Thrivent Partner Healthcare Portfolio	101%	73%	63%
Thrivent Partner Emerging Markets Equity Portfolio	7%	4%	14%
Thrivent Real Estate Securities Portfolio	17%	12%	21%
Thrivent Small Cap Stock Portfolio (2)	57%	90%	56%
Thrivent Small Cap Index Portfolio	21%	20%	12%
Thrivent Mid Cap Stock Portfolio (2)	23%	77%	37%
Thrivent Mid Cap Index Portfolio	19%	19%	13%
Thrivent Partner Worldwide Allocation Portfolio (3)	114%	76%	78%
Thrivent Partner All Cap Portfolio	64%	72%	105%
Thrivent Large Cap Growth Portfolio	68%	68%	43%
Thrivent Partner Growth Stock Portfolio	43%	35%	38%
Thrivent Large Cap Value Portfolio	22%	34%	20%
Thrivent Large Cap Stock Portfolio	66%	57%	64%
Thrivent Large Cap Index Portfolio	3%	3%	3%
Thrivent High Yield Portfolio	38%	38%	42%
Thrivent Income Portfolio	109%	92%	87%
Thrivent Bond Index Portfolio	349%	372%	407%
Thrivent Limited Maturity Bond Portfolio	59%	73%	102%
Thrivent Money Market Portfolio	N/A	N/A	N/A

(1)	The portfolio turnover rate for the fiscal year ended December 31, 2016 was lower than the previous fiscal year primarily because the Portfolio had repositioned its equity securities during the previous fiscal year which caused increased portfolio turnover.
(2)	The portfolio turnover rate for the fiscal year ended December 31, 2016 was lower than the previous fiscal year primarily because the Portfolio engaged in a merger in the 2015 fiscal year, which caused increased portfolio turnover.
(3)	The portfolio turnover rate for the fiscal year ended December 31, 2016 was higher than the previous fiscal year primarily because the Portfolio terminated a sub-adviser during the 2016 fiscal year which caused increased portfolio turnover.
CAPITAL STOCK
The total number of shares of capital stock which the Fund has authority to issue is 10,000,000,000 shares of the par value of .01 per share. All shares are divided into certain classes of capital stock, each class comprising a certain number of shares and having the designations indicated, subject, however, to the authority to increase and decrease the number of shares of any class granted to the Board.
Class	Number of Shares
Thrivent Aggressive Allocation Portfolio	300,000,000
Thrivent Moderately Aggressive Allocation Portfolio	1,000,000,000
Thrivent Moderate Allocation Portfolio	1,800,000,000

Class	Number of Shares
Thrivent Moderately Conservative Allocation Portfolio	1,000,000,000
Thrivent Growth and Income Plus Portfolio	100,000,000
Thrivent Balanced Income Plus Portfolio	200,000,000
Thrivent Diversified Income Plus Portfolio	300,000,000
Thrivent Opportunity Income Plus Portfolio	100,000,000
Thrivent Partner Healthcare Portfolio	100,000,000
Thrivent Partner Emerging Markets Equity Portfolio	100,000,000
Thrivent Real Estate Securities Portfolio	100,000,000
Thrivent Small Cap Stock Portfolio	200,000,000
Thrivent Small Cap Index Portfolio	100,000,000
Thrivent Mid Cap Stock Portfolio	300,000,000
Thrivent Mid Cap Index Portfolio	100,000,000
Thrivent Partner Worldwide Allocation Portfolio	500,000,000
Thrivent Partner All Cap Portfolio	100,000,000
Thrivent Large Cap Growth Portfolio	300,000,000
Thrivent Partner Growth Stock Portfolio	100,000,000
Thrivent Large Cap Value Portfolio	300,000,000
Thrivent Large Cap Stock Portfolio	300,000,000
Thrivent Large Cap Index Portfolio	100,000,000
Thrivent Low Volatility Equity Portfolio	100,000,000
Thrivent Multidimensional Income Portfolio	100,000,000
Thrivent High Yield Portfolio	500,000,000
Thrivent Income Portfolio	500,000,000
Thrivent Bond Index Portfolio	100,000,000
Thrivent Limited Maturity Bond Portfolio	300,000,000
Thrivent Money Market Portfolio	1,000,000,000
Subject to any then applicable statutory requirements, the balance of any unassigned shares of the authorized capital stock may be issued in such classes, or in any new class or classes having such designations, such powers, preferences and rights as may be fixed and determined by the Board of Directors. In addition, and subject to any applicable statutory requirements, the Board of Directors has the authority to increase or decrease the number of shares of any class, but the number of shares of any class will not be decreased below the number of shares thereof then outstanding.
The holder of each share of stock of the Fund shall be entitled to one vote for each full share and a fractional vote for each fractional share of stock, irrespective of the class, then standing in such holder’s name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund will be voted in the aggregate and not by class except that (a) when otherwise expressly required by statutes or the 1940 Act shares will be voted by individual class, (b) only shares of a particular Portfolio are entitled to vote on matters concerning only that Portfolio, and (c) fundamental objectives and restrictions may be changed, with respect to any Portfolio, if such change is approved by the holders of a majority (as defined under the 1940 Act) of the outstanding shares of such Portfolio. No shareholder will have any cumulative voting rights.
The shares, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. The consideration received by the Fund for the sale of shares shall become part of the assets of the Portfolio to which the shares relate. Each share will have a pro rata interest in the assets of the Portfolio to which the share relates and will have no interest in the assets of any other Portfolio.
The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all classes of stock, the amount of such dividends and distributions and the payment of them being wholly in the discretion of the

Board. Dividends or distributions on shares of stock shall be paid only out of undistributed earnings or other lawfully available funds belonging to the Portfolios.
Inasmuch as one goal of the Fund is to qualify as a Regulated Investment Company under the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, and inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Fund, the Board of Directors has the power in its discretion to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient in the opinion of the Board to enable the Fund and each portfolio to qualify as a Regulated Investment Company and to avoid liability for Federal income tax in respect of that year.
NET ASSET VALUE
(All Portfolios Except the Thrivent Money Market Portfolio)
The net asset value per share is generally determined at the close of regular trading on the New York Stock Exchange (the “NYSE”), or any other day as provided by Rule 22c-1 under the 1940 Act. Determination of net asset value may be suspended when the NYSE is closed or if certain emergencies have been determined to exist by the Securities and Exchange Commission, as allowed by the 1940 Act. If the NYSE has an unscheduled early close but certain other markets remain open until their regularly scheduled closing time, the NAV may be determined as of the regularly scheduled closing time of the NYSE. If the NYSE and/or certain other markets close early due to extraordinary circumstances (e.g., weather, terrorism, etc.), the NAV may be calculated as of the early close of the NYSE and/or other markets. The NAV generally will not be determined on days when, due to extraordinary circumstances, the NYSE and/or certain other markets do not open for trading.
Net asset value is determined by adding the market or appraised value of all securities and other assets; subtracting liabilities; and dividing the result by the number of shares outstanding.
The market value of each Portfolio’s securities is determined at the close of regular trading of the NYSE on each day the NYSE is open. The value of portfolio securities is determined in the following manner:
•	Equity securities that are traded on U.S. exchanges, including options, shall be valued at the last sale price on the principle exchange as of the close of regular trading on such exchange. If there have been no sales, the latest bid quotation is used.
•	Over-the-Counter Securities. NASDAQ National Market® securities shall be valued at the NASDAQ Official Closing Price. All other over-the-counter securities for which reliable quotations are available shall be valued at the latest bid quotation.
•	Fixed income securities traded on a national securities exchange will be valued at the last sale price on such securities exchange that day. If there have been no sales, the latest bid quotation is used.
•	Because market quotations are generally not “readily available” for many debt securities, foreign and domestic debt securities held by the Portfolios may be valued by an Approved Pricing Service (“APS”), using the evaluation or other valuation methodologies used by the APS. If quotations are not available from the APS, the Adviser’s Valuation Committee shall obtain a manual price from a broker or make a fair value determination.
•	All Portfolios may value debt securities with a remaining maturity of 60 days or less at amortized cost.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.
All other securities and assets will be appraised at fair value as determined by the Board of Directors.
Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of shares of a Portfolio are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and exchange rates may occur between the times at which they are determined and the close of the NYSE, which will not be reflected in the computation of net asset values. If during such periods events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Directors of the Fund.
For purposes of determining the net asset value of shares of a Portfolio all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars based upon an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.
NET ASSET VALUE
(Thrivent Money Market Portfolio)
Securities held by the Thrivent Money Market Portfolio are valued on the basis of amortized cost, which involves a constant amortization of premium or accretion of discount to maturity regardless of the impact of fluctuating interest rates on the market value of the security. Amortized cost approximates market value. While this method provides certainty in valuation, it may result in periods in which the value as determined by amortized cost is higher or lower than the price the Thrivent Money Market Portfolio would receive if it sold the security.
The Thrivent Money Market Portfolio anticipates that under ordinary and usual circumstances it will be able to maintain a constant net asset value of 1.00 per share and the Thrivent Money Market Portfolio will use its best efforts to do so. However, such maintenance at 1.00 might not be possible if (1) there are changes in short-term interest rates or other factors such as unfavorable changes in the credit of issuers affecting the values of the securities held by the Thrivent Money Market Portfolio and the Thrivent Money Market Portfolio is compelled to sell such securities at a time when the prices that it is able to realize vary significantly from the values determined on the amortized cost basis or (2) the Thrivent Money Market Portfolio should have negative net income.
TAX STATUS
The Portfolios expect to pay no federal income tax because they intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Portfolio must, among other requirements:
•	derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, and certain other investments;
•	invest in securities within certain statutory limits; and
•	distribute at least 90% of its ordinary income to shareholders.
It is each Portfolio’s policy to distribute substantially all of its income on a timely basis, including any net realized gains on investments each year.
DISTRIBUTIONS
Dividends and capital gains distributions of each Portfolio will be reinvested in additional full and fractional shares of that Portfolio.
Dividends
Dividends are declared and paid as follows:

—declared and paid daily	Thrivent High Yield Portfolio
Thrivent Income Portfolio
Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Opportunity Income Plus Portfolio
—declared daily and paid monthly	Thrivent Money Market Portfolio
—declared and paid at least annually	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Partner Healthcare Portfolio
Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Real Estate Securities Portfolio
Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Low Volatility Equity Portfolio
Thrivent Multidimensional Income Portfolio
Thrivent Growth and Income Plus Portfolio
Thrivent Balanced Income Plus Portfolio
Thrivent Diversified Income Plus Portfolio
Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains received by a Portfolio.
Capital Gains
While the Portfolios do not intend to engage in short-term trading, they may dispose of securities held for only a short time if Thrivent Financial or the subadviser believes it to be advisable. Such changes may result in the realization of capital gains. Each Portfolio distributes its realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will be declared and paid at least annually and in compliance with applicable regulations.
Contract owners should review the documents pertaining to their variable contracts for information regarding the personal tax consequences of purchasing such a contract.
Under existing tax law, dividends or capital gains distributions from a Portfolio are not currently taxable to holders of variable annuity contracts when left to accumulate within a variable contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, a 10% penalty tax on withdrawals before age 59½.

DESCRIPTION OF DEBT RATINGS
A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by Thrivent Asset Mgt. to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by Thrivent Asset Mgt.
Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by Thrivent Asset Mgt.
Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.
The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.
Moody’s Investors Service, Inc.
Global Long-Term Obligation Ratings
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Global Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2:	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3:	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG:	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
VMIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2:	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3:	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG:	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Standard & Poor’s Ratings Services
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA:	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR:	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Issue Credit Ratings
A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B:	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D:	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Fitch, Inc.
Long-Term Credit Ratings
Investment Grade
AAA:	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA:	Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A:	High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB:	Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB:	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.
F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C:	High short-term default risk. Default is a real possibility.
RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
The Report of Independent Registered Public Accounting Firm and financial statements in the Annual Report of the Fund for the year ended December 31, 2016 is a separate report furnished with this SAI and is incorporated herein by reference.

APPENDIX A—PROXY VOTING POLICIES

2/6/2017

THRIVENT FINANCIAL FOR LUTHERANS and THRIVENT ASSET MANAGEMENT, LLC PROXY VOTING PROCESS AND POLICIES SUMMARY

➢	RESPONSIBILITY TO VOTE PROXIES

Overview. Thrivent Financial for Lutherans and Thrivent Asset Management, LLC (“Thrivent Financial”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, Thrivent Financial analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser (“Thrivent Funds”) and by institutional accounts who have requested that Thrivent Financial be involved in the proxy process.

Thrivent Financial has adopted Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of Thrivent Financial that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Thrivent Fund. Proxies are voted solely in the interests of the client, Thrivent Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Thrivent Financial votes proxies, where possible to do so, in a manner consistent with its fiduciary obligations and responsibilities. Logistics involved may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors Thrivent Financial considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, Thrivent Financial believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and Thrivent Financial reserves the right to vote contrary to management when it believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

➢	ADMINISTRATION OF POLICIES AND PROCEDURES

Thrivent Financial’s Compliance and Governance Committee (“Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. Annually, the Committee reviews the proxy voting policies and procedures. As discussed below, Thrivent Financial portfolio management may, with the approval of the Committee, vote proxies other than in accordance with the proxy voting policies and procedures.

➢	HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, Thrivent Financial has retained Institutional Shareholder Services Inc. (“ISS”), an expert in the proxy voting area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibilities. While the Committee relies upon ISS research in helping to establish Thrivent Financial’s proxy voting guidelines, Thrivent Financial may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Summary of Thrivent Financial’s Voting Policies

Voting guidelines have been adopted by the Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals. The voting guidelines are available to shareholders upon request. The following is a summary of the significant Thrivent Financial policies:

Board Structure and Composition Issues – Thrivent Financial believes boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. Key committees (audit, compensation, and nominating/corporate governance) of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. As such, Thrivent Financial withholds votes for directors who miss more than one-fourth of the scheduled board meetings. Thrivent Financial votes against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals. For the same reasons, Thrivent Financial votes for proposals that seek to fix the size of the board.

Executive and Director Compensation – Non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans. Stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation. Generally, Thrivent Financial opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, and dilution to shareholders.

Ratification of Auditors - Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. In line with this, Thrivent Financial votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Mergers and Acquisitions, Anti-Takeover and Corporate Governance Issues - Thrivent Financial votes on mergers and acquisitions on a case-by-case basis, taking the following into account: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; the opinion of the financial advisor; potential conflicts of interest between management’s interests and shareholders’ interests; and changes in corporate governance and their impact on shareholder rights. Thrivent Financial generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, Thrivent Financial will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

Social, Environmental and Corporate Responsibility Issues - In addition to moral and ethical considerations intrinsic to many of these proposals, Thrivent Financial recognizes their potential for impact on the economic performance of the company. Thrivent Financial balances these considerations carefully. On proposals which are primarily social, moral or ethical, Thrivent Financial believes it is impossible to vote in a manner that would accurately reflect the views of the beneficial owners of the portfolios that it manages. As such, on these items Thrivent

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Financial abstains. When voting on matters with apparent economic or operational impacts on the company, Thrivent Financial realizes that the precise economic effect of such proposals is often unclear. Where this is the case, Thrivent Financial relies on management’s assessment, and generally votes with company management.

Shareblocking - Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Thrivent Financial generally abstains from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Applying Proxy Voting Policies Foreign Companies – Thrivent Financial applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which apply without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that applying policies developed for U.S. corporate governance is not appropriate for all markets.

Meeting Notification

Thrivent Financial utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes on behalf of our clients. ISS tracks and reconciles Thrivent Financial holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily in ProxyExchange, ISS’ web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Thrivent Financial upon request.

Vote Determination

ISS provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Thrivent Financial. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers, executive officers, and directors (or persons holding equivalent positions) of Thrivent Financial and its affiliates may on any particular proxy vote request to diverge from Policies and Procedures. In such cases, the person requesting to diverge from the Policies and Procedures is required to document in writing the rationale for their vote and submit all written documentation to the Committee for review and approval. In determining whether to approve any particular request, the Committee will determine that the request is not influenced by any conflict of interest and is in the best interests of its clients.

Monitoring and Resolving Conflicts of Interest

The Committee is responsible for monitoring and resolving possible material conflicts between the interests of Thrivent Financial and those of its clients with respect to proxy voting.

Application of the Thrivent Financial guidelines to vote client proxies should in most instances adequately address any possible conflicts of interest since the voting guidelines are pre-determined by the Committee using recommendations from ISS.

However, for proxy votes inconsistent with Thrivent Financial guidelines, Investment Operations gathers the documentation with respect to the portfolio manager’s voting rationale and brings it to the Committee for review for possible conflicts of interest. The Committee assesses whether any business or other relationships between Thrivent Financial and a portfolio company could have influenced an inconsistent vote on that company’s proxy.

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Securities Lending

Thrivent Financial will generally not vote nor seek to recall in order to vote shares on loan, unless it determines that a vote would have a material effect on an investment in such loaned security. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Thrivent Financial voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Thrivent Financial’s control.

➢	REPORTING AND RECORD RETENTION

Proxy statements and solicitation materials received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. Thrivent Financial retains documentation on shares voted differently than the Thrivent Financial voting guidelines, and any document which is material to a proxy voting decision such as the Thrivent Financial voting guidelines and the Committee meeting materials. In addition, all SEC filings with regard to proxy voting, such as Form N-PX, will be kept. All proxy voting materials and supporting documentation are retained for five years.

ISS provides Vote Summary Reports for each Thrivent Fund. The report specifies the company, ticker, cusip, meeting dates, proxy proposals, and votes which have been cast for the Thrivent Fund during the period, the position taken with respect to each issue and whether the fund voted with or against company management. Information on how each Thrivent Fund voted proxies during the most recent 12-month period ending June 30 is available at the Thrivent Financial web site or the SEC web site.

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THRIVENT FINANCIAL FOR LUTHERANS and THRIVENT ASSET MANAGEMENT, LLC PROXY VOTING POLICIES

1.   BOARD STRUCTURE AND COMPOSITION ISSUES

Although a company’s board of directors normally delegates responsibility for the management of the business to the senior executives they select and oversee, directors bear ultimate responsibility for the conduct of the corporation’s business. The role of directors in publicly held corporations has undergone considerable scrutiny and been the subject of legislative and regulatory reform in recent years. Once derided as rubber stamps for management, directors are today expected to serve as guardians of shareholders’ interests.

Boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. Key committees (audit, compensation, and nominating/corporate governance) of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders. Shareholders are also asked to vote on a number of other matters regarding the role, structure and composition of the board.

Thrivent Financial for Lutherans and Thrivent Asset Management, LLC (“TFL”) classifies directors as either inside directors, affiliated outside directors, or independent outside directors. The following chart outlines the requirements for the various classifications:

DIRECTOR CATEGORIZATION CHART
Inside Director:	☐	employee of the company or one of its affiliates
	☐	director named in the Summary Compensation Table (excluding former interim officer)
	☐	beneficial ownership of more than 50% of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group; e.g. members of a family beneficially own less than 50% individually, but combined own more than 50%)
Affiliated Outside Director:	☐	board attestation that an outside director is not independent
	☐	former employee of company or its affiliates
	☐	relative of current or former employee of company or its affiliates
	☐	provided professional services to company or its affiliates or to its officers either currently or within the past year*
	☐	has any material transactional relationship with company or its affiliates excluding investments in the company through a private placement*
	☐	interlocking relationships as defined by the SEC involving members of the board of directors of its Compensation Committee
	☐	founder of a company but not currently an employee
	☐	employed by a significant customer or supplier*
	☐	employed by a charitable or non-profit organization that received grants or endowments from the company or its affiliates*
	☐	any material relationship with the company
Independent Outside Director:	☐	no connection to company other than board seat
	☐	even if a director has served on the board for over ten years, he/she is still considered to be independent; however, the analysis will make note of independent and affiliated directors who have served on the board for over ten years.

*if significant enough to be disclosed in the proxy circular

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1a. Uncontested Election of Directors

TFL will withhold support from individual nominees or entire slates if we believe that such action is in the best interests of shareholders. In addition to independence, we monitor attendance, stock ownership, conflicts of interest, and the number of boards on which a director serves.

●	Votes on individual director nominees are made on a case-by-case basis.
●	Votes should be withheld from directors who:
●	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences
●	implement or renew a dead-hand or modified dead-hand poison pill
●	ignore a shareholder proposal that is approved by a majority of the votes outstanding
●	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
●	adopt or amend the company’s bylaws or charter in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders
●	have failed to act on takeover offers where the majority of the shareholders have tendered their shares
●	are inside directors and sit on the audit, compensation, or nominating committees
●	are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
●	are audit committee members and the non-audit fees are more than 50 percent of the total fees paid to the auditor
●	enacted egregious corporate governance policies or failed to replace management as appropriate
●	are inside directors or affiliated outside directors and the full board is less than majority independent
●	sit on more than five public company boards
●	are CEOs and sit on more than two public company boards besides their own

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if the company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

●	The company’s response, including disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support, specific actions taken to address the issues that contributed to the low level of support, other recent compensation actions taken by the company;
●	Whether the issues raised are recurring or isolated;
●	The company’s ownership structure; and
●	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

1b. Contested Election of Directors

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

●	Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:
●	long-term financial performance of the target company relative to its industry;
●	management’s track record;
●	background to the contested election;
●	nominee qualifications and any compensatory arrangements;
●	strategic plan of dissident slate and quality of the critique against management;
●	likelihood that the proposed goals and objectives can be achieved (both slates); and
●	stock ownership positions

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1c. Classified Board

Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms.

●	Vote against proposals to classify the board.
●	Vote for proposals to declassify the board.

1d. Shareholder Ability to Remove Directors

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, an individual company’s articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

●	Vote against proposals that provide that directors may be removed only for cause.
●	Vote for proposals to restore shareholder ability to remove directors with or without cause.
●	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
●	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

1e. Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates.

●	Vote against proposals to eliminate cumulative voting.
●	Vote for proposals to restore or provide for cumulative voting.

1f. Alter Size of the Board

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. TFL supports management proposals to fix the size of the board at a specific number. This prevents management, when facing a proxy context, from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

●	Vote for proposals that seek to fix the size of the board.
●	Vote on a case-by-case basis on proposals that seek to change the size or range of the board.
●	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

1g. Adopt Director Term Limits

Those who support term limits argue that this requirement would bring new ideas and approaches to a board. However, we prefer to look at directors and their contributions to the board individually rather than impose a strict rule.

●	Vote with the board on proposals to limit the tenure of outside directors.

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2. EXECUTIVE AND DIRECTOR COMPENSATION

Non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans.

Stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation.

Factors that increase the cost (or have the potential to increase the cost) of plans to shareholders include: excessive dilution; options awarded at below-market discounts; restricted stock giveaways that reward tenure rather than results; sales of shares on concessionary terms; blank-check authority for administering committees; option repricing or option replacements; accelerated vesting of awards in the event of defined changes in corporate control; stand-alone stock appreciation rights; loans or other forms of assistance; or evidence of improvident award policies.

Positive plan features that can offset costly features include: plans with modest dilution potential (i.e. appreciably below double-digit levels), bars to repricing, and related safeguards for investor interests. Also favorable are performance programs of two or more year duration; bonus schemes that pay off in non-dilutive, fully deductible cash; 401K and other thrift or profit sharing plans; and tax-favored employee stock purchase plans. In general, we believe that stock plans should afford incentives, not sure-fire, risk-free rewards.

2a. Stock-Based Incentive Plans

●	Vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

SVT based only on new shares requested plus shares remaining for future grants.

Plan Features:

Automatic single-triggered award vesting upon a change in control (CIC);

Discretionary vesting authority;

Liberal share recycling on various award types;

Lack of minimum vesting period for grants made under the plan;

Dividends payable prior to award vesting.

Grant Practices:

The company’s three-year burn rate relative to its industry/market cap peers;

Vesting requirements in most recent CEO equity grants (3-year look-back);

The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

Whether the company maintains a claw-back policy;

Whether the company has established post-exercise/vesting share-holding requirements.

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●	Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

Awards may vest in connection with a liberal change-of-control definition;

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);

The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

Any other plan features are determined to have a significant negative impact on shareholder interests.

2b. Approval of Cash or Cash-and-Stock Bonus Plans

Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.

●	Vote for plans where the performance measures included under the plan are appropriate, the plan is administered by a committee of independent outsiders, and the preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

2c. Say on Pay

Non-binding advisory votes on executive compensation (Say on Pay votes) are required by the SEC every one, two, or three years. In addition, a vote to determine the frequency of these votes is required every six years.

●	Vote case-by-case on advisory votes on executive compensation. With respect to companies in the Russell 3000 index, this analysis considers the following:
1.	Peer Group Alignment:
●	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over a three-year period;
●	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, analyze the following qualitative factors to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

●	The ratio of performance- to time-based equity awards;
●	The ratio of performance-based compensation to overall compensation;
●	The completeness of disclosure and rigor of performance goals;
●	The company’s peer group benchmarking practices;
●	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
●	Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., biennial awards);
●	Realizable pay compared to grant pay; and
●	Any other factors deemed relevant.

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●	Regarding votes to determine the frequency of executive compensation proposals, vote for annual advisory votes.
●	For externally-managed issuers (EMIs), generally vote against the say on pay proposal when insufficient compensation disclosure precludes a reasonable assessment of pay programs and practices applicable to the EMI’s executives.

2d. Severance Agreements/ Golden Parachutes

Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. With golden parachutes senior level management employees receive a pay out during a change in control at usually two to three times base salary. Increasingly companies that have golden parachute agreements for executives are extending coverage for all their employees via tin parachutes. The SEC requires disclosure of all golden parachutes arrangements in the proxy; such disclosure is not required of tin parachutes.

●	Vote case-by-case on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

●	Single- or modified-single-trigger cash severance;
●	Single-trigger acceleration of unvested equity awards;
●	Excessive cash severance (>3x base salary and bonus);
●	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
●	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
●	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
●	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

2e. Employee Stock Purchase Plans

Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company’s growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder’s perspective, plans with offering periods of 27 months or less are preferable. Plans with longer offering periods remove too much of the market risk and could give participants excessive discounts on their stock purchases that are not offered to other shareholders.

●	Vote for employee stock purchase plans with at least 85 percent of fair market value, an offering period of 27 months or less, and when voting power dilution is ten percent or less.
●	Vote against employee stock purchase plans with a fair market value below 85 percent, or with an offering period of greater than 27 months, or voting power dilution of greater than ten percent.

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2f. Employee Stock Ownership Plans (ESOPs)

●	Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is more than five percent of outstanding shares.

2g. 401(k) Employee Benefit Plans

●	Vote for proposals to implement a 401(k) savings plan for employees.

2h. Outside Director Stock Awards / Options in Lieu of Cash

These proposals seek to pay outside directors a portion of their compensation in stock rather than cash. By doing this, a director’s interest may be more closely aligned with those of shareholders.

●	Vote for proposals that seek to pay outside directors a portion of their compensation in stock.

2i. Retirement Bonus for Non-Employee Director

●	Vote against proposals that seek to pay outside directors a retirement bonus. (Consistent with Policy 10d-10)

2j. Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation)

●	Vote case-by-case on amendments to cash and equity incentive plans.

Addresses administrative features only; or Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent outsiders, per ISS’ Categorization of Directors.

Note that if the company is presenting the plan to shareholders for the first time after the company’s initial public offering (IPO), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

●	Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal

Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent outsiders, per ISS’ Categorization of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

●	Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

If the proposal requests additional shares and/or the amendments may potentially increase the transfer of shareholder value to employees, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

If the plan is being presented to shareholders for the first time after the company’s IPO, whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

If there is no request for additional shares and the amendments are not deemed to potentially increase the transfer of shareholder value to employees, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown for informational purposes.

●	Vote case-by-case to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m).

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2k. Director and Officer Liability Protection

Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. While TFL recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, TFL believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. TFL may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but TFL may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

●	Vote against proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

2l. Director and Officer Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. TFL may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

●	Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
●	Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

2m. Shareholder Ratification of Director Pay Programs

●	Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

An assessment of the following qualitative factors:

The relative magnitude of director compensation as compared to companies of a similar profile;

The presence of problematic pay practices relating to director compensation;

Director stock ownership guidelines and holding requirements;

Equity award vesting schedules;

The mix of cash and equity-based compensation;

Meaningful limits on director compensation;

The availability of retirement benefits or perquisites; and

The quality of disclosure surrounding director compensation.

2n. Equity Plans for Non-Employee Directors

●	Vote case-by-case on compensation plans for non-employee directors, based on:

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The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

The company’s three-year burn rate relative to its industry/market cap peers; and

The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, director stock plans will exceed the plan cost or burn rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

The relative magnitude of director compensation as compared to companies of a similar profile;

The presence of problematic pay practices relating to director compensation;

Director stock ownership guidelines and holding requirements;

Equity award vesting schedules;

The mix of cash and equity-based compensation;

Meaningful limits on director compensation;

The availability of retirement benefits or perquisites; and

The quality of disclosure surrounding director compensation.

3. RATIFICATION OF AUDITORS

Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

●	Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; fees for non-audit services are not more than 50 percent of the total fees paid; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position. (Consistent with Policy 10c-3)

4. MERGERS AND CORPORATE RESTRUCTURINGS

4a. Mergers and Acquisitions

When voting on mergers and acquisitions TFL will consider the following:

• anticipated financial and operating benefits;

• offer price (cost vs. premium);

• prospects of the combined companies;

• how the deal was negotiated;

• the opinion of the financial advisor;

• potential conflicts of interest between management’s interests and shareholders’ interests;

• changes in corporate governance and their impact on shareholder rights.

●	Votes on mergers and acquisitions are considered on a case-by-case basis.

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4b. Voting on State Takeover Statutes

●	We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

●	We generally vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

4c. Voting on Reincorporation Proposals

●	Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the corporations.

4d. Corporate Restructuring

●	Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

4e. Spin-offs

●	Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4f. Asset Purchases

●	Votes on asset purchases should be made on a case-by-case basis after considering various factors such as purchase price, fairness opinion, financial and strategic benefits, how the deal was negotiated, conflicts of interest, other alternatives for the business, and noncompletion risk.

4g. Asset Sales

●	Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, potential elimination of diseconomies, anticipated financial and operating benefits, anticipated use of funds, value received for the asset, fairness opinion, how the deal was negotiated, and conflicts of interest.

4h. Liquidations

●	Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

4i. Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

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●	Vote for proposals to restore, or provide shareholders with, rights of appraisal.

5. PROXY CONTEST DEFENSES / TENDER OFFER DEFENSES

Corporate takeover attempts come in various guises. Usually, a would-be acquirer makes a direct offer to the board of directors of a targeted corporation. The bidder may offer to purchase the company for cash and/or securities. If the board approves the offer, a friendly transaction is completed and presented to shareholders for approval. If, however, the board of directors rejects the bid, the acquirer can make a tender offer for the shares directly to the targeted corporation’s shareholders. Such offers are referred to as hostile tender bids. Prior to 1968, tender offers were not federally regulated. In 1968, Congress enacted the Williams Act as an amendment to the 1934 Securities and Exchange Act to regulate all tender offers. The Securities and Exchange Commission has adopted regulations pursuant to the Williams Act that are intended to promote fairness and prevent fraudulent or manipulative practices. At the same time, many states have enacted statutes that are aimed at protecting incorporated or domiciled corporations from hostile takeovers. Many of these state statutes have been challenged as being unconstitutional on grounds that they violate the Williams Act and the commerce and supremacy clauses of the U.S. Constitution. Most statutes, however, have been upheld. The result is a complex set of federal and state regulation, with federal regulation designed to facilitate transactions and state laws intended to impede them.

Not wishing to wait until they are subjects of hostile takeover attempts, many corporations have adopted anti-takeover measures designed to deter unfriendly bids or buy time. The most common defenses are the shareholders rights protection plan, also known as the poison pill, and charter amendments that create barriers to acceptance of hostile bids. In the U.S., poison pills do not require shareholder approval. Shareholders must approve charter amendments, such as classified boards or supermajority vote requirements. In brief, the very existence of defensive measures can foreclose the possibility of tenders and hence, opportunities to premium prices for shareholders.

5a. Shareholder Ability to Call Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

●	Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
●	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

5b. Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

●	Vote for proposals to allow or facilitate shareholder action by written consent.
●	Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

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5c. Poison Pills

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: 1) dilute the acquirer’s equity holdings in the target company; 2) dilute the acquirer’s voting interests in the target company; or 3) dilute the acquirer’s equity holdings in the post-merger company. Poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip-in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. (Consistent with Policy 10c-2)

●	Review on a case-by-case basis management proposals to ratify a poison pill. Look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, shareholder redemption feature, and the absence of dead hand features.

5d. Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

●	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

5e. Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

●	Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
●	Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

5f. Unequal Voting Rights

Incumbent managers use unequal voting rights with the voting rights of their common shares superior to other shareholders in order to concentrate their power and insulate themselves from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

●	Vote against proposals to create a new class of common stock with superior voting rights.
●	Vote against proposals at companies with dual class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
●	Vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and not designed to preserve the voting power of an insider or significant shareholder.

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5g. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

●	Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
●	Vote against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

5h. Supermajority Shareholder Vote Requirement to Approve Mergers

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

●	Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
●	Vote against proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

6. CAPITAL STRUCTURE

The equity in a corporate enterprise (that is, the residual value of the company’s assets after the payment of all debts) belongs to the shareholders. Equity securities may be employed, or manipulated, in a manner that will ultimately enhance or detract from shareholder value. As such, certain actions undertaken by management in relation to a company’s capital structure can be of considerable significance to shareholders. Changes in capitalization usually require shareholder approval or ratification.

6a. Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

Proposals to increase authorized common stock are evaluated on a case-by-case basis, taking into account the size of the increase, the company’s need for additional shares, and the company’s performance as compared with their industry peers. A company’s need for additional shares is gauged by measuring shares outstanding and reserved as a percentage of the total number of shares currently authorized for issuance. For industry peer comparisons, TFL relies on data compiled by ISS on common stock authorization proposals for companies comprising 98 percent of the investable U.S. equity market. Companies are classified into one of 11 peer groups and each company’s performance is measured on the basis of three-year total shareholder returns.

TFL evaluates on a case-by-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense.

●	Review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.
●	Vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
●	Vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

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6b. Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in with Common Stock Authorization policy.

6c. Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

●	Vote case-by-case on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.
●	Vote for proposals to implement a reverse stock split when the number of shares will be proportionately reduced.
●	Vote for proposals to implement a reverse stock split to avoid delisting.

6d. Blank Check Preferred Authorization

Preferred stock is an equity security, which has certain features similar to debt instruments, such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion - with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes, but could be used as a devise to thwart hostile takeovers without shareholder approval.

●	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
●	Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights.
●	Vote against proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will vote against the requested increase.
●	Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
●	Vote for requests to require shareholder approval for blank check authorizations.

6e. Adjustments to Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks, and other legal requirements relating to the payment of dividends.

●	Vote for management proposals to reduce or eliminate the par value of common stock.

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6f. Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

●	Review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

6g. Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

●	Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues and conflicts of interest.
●	Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

6h. Share Repurchase Programs

●	Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7. MISCELLANEOUS GOVERNANCE PROVISIONS

7a. Confidential Voting

Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then resolicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

●	Vote for proposals to adopt confidential voting.

7b. Bundled Proposals

●	Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

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7c. Adjourn Meeting

Companies may ask shareholders to adjourn a meeting in order to solicit more votes. Generally, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

●	Vote against proposals to adjourn the meeting absent compelling reasons to support the proposal.
●	Vote for proposals to adjourn the meeting when supporting a company merger proposal.

7d. Changing Corporate Name

Proposals to change a company’s name are generally routine matters. Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

●	Vote for changing the corporate name.

7e. Amend Quorum Requirements

●	Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

7f. Amend Bylaws

●	Vote against proposals giving the board exclusive authority to amend the bylaws.
●	Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.
●	Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

7g. Other Business

Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported.

●	Vote against other business proposals.

8. MUTUAL FUND PROXIES

8a. Election of Trustees

Votes on trustee nominees are made on a case-by-case basis, taking the following into consideration:

1)	Board structure
2)	Director independence and qualifications
3)	Compensation of directors within the fund and family of funds
4)	Attendance

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8b. Investment Advisory Agreement

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size.

●	Votes on investment advisory agreements should be evaluated on a case-by-case basis.

8c. Fundamental Investment

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund.

●	Votes on amendments to a fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

8d. Distribution Agreements

Distribution agreements are agreements between a fund and its distributor which provide that the distributor is paid a fee to promote the sale of the fund’s shares.

●	Votes on distribution agreements should be evaluated on a case-by-case basis.

8e. Convert Closed-End Fund to Open-End Fund

The benefits of open-ending include eliminating the discount to net asset value (NAV) at which closed-end equity fund shares often trade. Once this discount is eliminated the open-end fund is free to sell shares at any time, and this structure thus facilitates investment in, and growth of, the fund. The disadvantages arising from changing the fund’s structure include: (1) the possibility that many investors will sell out of the fund in order to realize the benefit of instantly eliminating the discount to NAV; and (2) the increased expense ratio that could result from a depleted asset base. Management fees for closed-end funds are generally lower than fees for open-end funds on a percentage basis, but with a decrease in assets, per share management costs arise.

●	Vote on a case-by-case basis on proposals to convert a closed-end fund to an open-end fund.

8f. Mirror Voting

In the event of Thrivent Funds issuing proxies, Asset Allocation funds and portfolios shall vote their proxies in proportion to the voting instructions received from the remaining holders of shares of such funds.

9. SHAREHOLDER PROPOSALS - SOCIAL & ENVIRONMENTAL

In addition to moral and ethical considerations intrinsic to many of these proposals, TFL recognizes their potential for impact on the economic performance of the company. TFL balances these considerations carefully. On proposals which are primarily social, moral or ethical, TFL believes it is impossible to vote in a manner that would accurately reflect the views of the beneficial owners of the portfolios that it manages. As such, on these items TFL abstains. When voting on matters with apparent economic or operational impacts on the company, TFL realizes that the precise economic effect of such proposals is often unclear. Where this is the case, TFL relies on management’s assessment, and generally votes with company management.

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9A. DIVERSITY AND WORKPLACE ISSUES

9a-1. Add Women and Minorities to Board: Vote abstain.

9a-2. Report on Distribution of Stock Options by Gender and Race: Vote abstain.

9a-3. Prepare Report/Promote EEOC-Related Activities: Vote abstain.

9a-4. Report on Progress Toward Glass Ceiling Commission Recommendations: Vote abstain.

9a-5. Prohibit Discrimination on the Basis of Sexual Orientation: Vote abstain.

9a-6. Report on/Eliminate Use of Racial Stereotypes in Advertising: Vote abstain.

9B. CODES OF CONDUCT, LABOR STANDARDS & HUMAN RIGHTS

9b-1. Codes of Conduct and Vendor Standards

●	Vote abstain on proposals to implement human rights standards and workplace codes of conduct.
●	Vote abstain on proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.
●	Vote abstain on proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and China).
●	Vote abstain on proposals which mandate outside, independent monitoring, which may entail sizable costs to the company.
●	Vote abstain on proposals that seek publication of a “Code of Conduct” to the company’s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.
●	Vote abstain on proposals for reports outlining vendor standards compliance.
●	Vote abstain on proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

9b-2. Operations in High Risk Markets

●	Vote with the board on proposals seeking reports on operations in “high risk” markets, such as terrorism-sponsoring state or politically/socially unstable region.

9b-3. Operations in Burma/Myanmar

●	Vote with the board on proposals to adopt labor standards in connection with involvement in Burma.
●	Vote with the board on proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.
●	Vote with the board on proposals to pull out of Burma.

9b-4. MacBride Principles

●	Vote with the board on proposals to report on or to implement the MacBride Principles.

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9b-5. China Principles

●	Vote with the board on proposals to implement the China Principles.

9b-6. Prepare Report on Maquiladoras

●	Vote with the board on proposals to prepare reports on a company’s Maquiladora operation.

9b-7. Prepare Report on Company Activities Affecting Indigenous Peoples’ Rights

●	Vote with the board on proposals to prepare reports on a company’s impact on indigenous communities.

9b-8. Product Sales to Repressive Regimes

●	Vote with the board on proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights.
●	Vote with the board on proposals to report on company efforts to reduce the likelihood of product abuses in this manner.

9b-9. Report on the Impacts of Pandemics on Company Operations

●	Vote with the board on proposals asking companies to report on the impacts of pandemics, such as HIV/AIDS, Malaria, Tuberculosis, on their business strategies.

9b-10. Outsourcing

●	Vote with the board on proposals asking companies to report on the risks associated with outsourcing or offshoring.
●	Vote with the board on proposals seeking greater disclosure on plant closing criteria if such information has not been provided by the company.

9b-11. Adopt Holy Land Principles

●	Vote with the board on proposals adopting Holy Land Principles.

9C. ENVIRONMENT AND ENERGY

9c-1. Environmental Report (General)

●	Vote with the board on reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

9c-2. Prepare Report on Global Warming/Greenhouse Gas Emissions

●	Vote with the board on proposals calling for the reduction of greenhouse gas.
●	Vote with the board on reports on the level of greenhouse gas emissions from the company’s operations and/or products.
●	Vote with the board on proposals requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets.

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9c-3. Invest in Clean/Renewable Energy

●	Vote with the board on proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.
●	Vote with the board on proposals seeking increased investment in renewable energy sources.

9c-4. Drilling in the Arctic National Wildlife Refuge

●	Vote with the board on proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas such as ANWR.
●	Vote with the board on proposals seeking to prohibit or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

9c-5. Adopt/Implement CERES Principles

●	Vote with the board on proposals to study or implement the CERES principles.

9c-6. Phase Out Chlorine-Based Chemicals

●	Vote with the board on proposals to prepare a report on the phase-out of chlorine bleaching in paper production.
●	Vote with the board on proposals asking companies to cease or phase-out the use of chlorine bleaching.

9c-7. Report/Reduce Toxic Emissions and Assess Community Impact

●	Vote with the board on proposals that seek to prepare a report on the company’s procedures for reducing or preventing pollution and/or the impact of the company’s pollution on the surrounding communities.
●	Vote with the board on proposals calling on the company to establish a plan to reduce toxic emissions.

9c-8. Land Procurement and Development

●	Vote with the board on proposals requesting that companies report on or adopt policies for land procurement and use that incorporate social and environmental factors.

9c-9. Report on the Sustainability of Concentrated Area Feeding Operations

●	Vote with the board on proposals requesting that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

9c-10. Adopt a Comprehensive Recycling Policy

●	Vote with the board on proposals requesting the preparation of a report on the company’s recycling efforts.
●	Vote with the board on proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

9c-11. Report on the Feasibility of Removing “Harmful” Ingredients from Cosmetic Products

●	Vote with the board on proposals asking companies report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.

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9c-12. Nuclear Energy

●	Vote with the board on proposals seeking the preparation of a report on a company’s nuclear energy procedures.
●	Vote with the board on proposals that ask the company to cease the production of nuclear power.

9D. WEAPONS

9d-1. Handgun Safety Initiatives

●	Vote with the board on reports on a company’s efforts to promote handgun safety.

9d-2. Landmine Production

●	Vote with the board on proposals asking a company to renounce future involvement in antipersonnel landmine and cluster bomb production.

9d-3. Prepare Report on Foreign Military Sales

●	Vote with the board on reports on foreign military sales or offsets.
●	Vote with the board on proposals that call for outright restrictions on foreign military sales.

9d-4. Spaced-Based Weaponization

●	Vote with the board on reports on a company’s involvement in spaced-based weaponization.

9E. CONSUMER ISSUES, PUBLIC SAFETY & MISCELLANEOUS

9e-1. Phase-out or Label Products Containing Genetically Modified Organisms (“GMOS”)

●	Vote with the board on proposals to voluntarily label genetically modified ingredients in the company’s products, or alternatively to do interim labeling and eventual elimination of GMOs
●	Vote with the board on proposals asking for a report on the feasibility of labeling products containing GMOs.
●	Vote with the board on proposals to completely phase out GMOS from the company’s products.
●	Vote with the board on reports outlining the steps necessary to eliminate GMOs from the company’s products.
●	Vote with the board on proposals seeking a report on the health effects of GMOs.

9e-2. Tobacco-related Proposals

●	Vote with the board on proposals seeking to limit the sale of tobacco products to children.
●	Vote with the board on proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.
●	Vote with the board on proposals that ask restaurants to adopt smoke-free policies.
●	Vote with the board on proposals seeking a report on a tobacco company’s advertising approach.
●	Vote with the board on proposals prohibiting investment in tobacco equities.
●	Vote with the board on proposals asking producers of cigarette components for a report outlining the risks and potential liabilities of the production of these components.
●	Vote with the board on proposals calling for tobacco companies to cease the production of tobacco products.
●	Vote with the board on proposals seeking stronger product warning.

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9e-3. Adopt Policy/Report on Predatory Lending Practices

●	Vote with the board on reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight.

9e-4. Disclosure on Credit in Developing Countries (LDCs)

●	Vote with the board on proposals asking for disclosure on lending practices in developing countries.

9e-5. Forgive LDC Debt

●	Vote with the board on proposals asking banks to forgive loans outright.
●	Vote with the board on proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.
●	Vote with the board on proposals to restructure and extend the terms of non-performing loans.

9e-6. Adopt Policy/Report on Drug Pricing

●	Vote with the board on proposals to prepare a report on drug pricing or access to medicine policies.
●	Vote with the board on proposals to adopt a formal policy on drug pricing.
●	Vote with the board on reports on the financial and legal impact of prescription drug re-importation policies.
●	Vote with the board on proposals requesting that companies adopt policies to encourage or constrain prescription drug re-importation.

9e-7. Animal Testing and Welfare

●	Vote with the board on proposals for reports on a company’s animal welfare standards or animal welfare-related risks.
●	Vote with the board on proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not required by law.
●	Vote with the board on proposals asking companies to report on the operational costs and liabilities associated with selling animals.

9e-8. Control over Charitable Contributions

●	Vote with the board on proposals giving criteria or to require shareholder ratification of grants.

9e-9. Disclosure on Prior Government Service

Shareholders have asked companies to disclose the identity of any senior executive and/or other high-level employee, consultant, lobbyist, attorney, or investment banker who has served in government. Although the movement of individuals between government and the private sector may benefit both, the potential also exists for conflicts of interest, especially in industries that have extensive dealings with government agencies.

●	Vote with the board on proposals calling for the disclosure of prior government service of the company’s key executives.

9e-10. Lobbying Expenditures/Initiatives

🌑	Vote with the board on proposals requesting information on a company’s lobbying initiatives.

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10. SHAREHOLDER PROPOSALS - MISCELLANEOUS

10A. SHAREHOLDER MEETINGS/HOUSEKEEPING ISSUES

10a-1. Rotate Annual Meeting: The argument in favor of rotating annual meeting location sites is to enable a greater number of shareholders to attend and participate in the meeting.

●	Vote on a case-by-case basis to rotate the annual meeting of shareholders or change the date and time of the meeting.

10B. BOARD-RELATED ISSUES

10b-1. Separate Chairman and CEO: Shareholder proposal that would require the positions of chairman and CEO to be held by different persons.

●	Vote for shareholder proposals requiring that the positions of chairman and CEO be held by different persons.

10b-2. Majority of Independent Directors: Independent outside directors can bring objectivity and a fresh perspective to the issues facing the company. Outside directors bring new contacts and skills to their boards. The conflict of interest problem boards face in designing executive compensation policies, and responding to takeover offers, is much less severe for outsiders than it is for executive officers. Perhaps the most important role of outside directors is to objectively evaluate the performance of top management. That same objectivity cannot be exercised by directors inside the company because they may be too close to the problem to see it clearly, they may be part of the problem, or they may see it but be reluctant to “blow the whistle” for fear of losing their directorship or their job.

●	Vote for shareholder proposals asking that a majority of directors be independent.

10b-3. Majority Elections

●	Vote for shareholder proposals calling for directors to be elected with an affirmative majority of votes cast provided binding proposals include a carve-out for plurality voting when there are more nominees than board seats.

10b-4. Independent Committees: Most corporate governance experts agree that the key board committees (audit, compensation, and nominating/corporate governance) of a corporation should include only independent directors. The independence of key committees has been encouraged by regulation. For example, the NYSE requires that the audit committees of listed companies to be entirely “independent.” SEC proxy rules require disclosure of any members of a compensation committee who have significant business relationships with the company or interlocking directorships.

●	Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

10b-5. Implement Director Share Ownership Requirement: Corporate directors should own some amount of stock of the companies on which they serve as board members. It is a simple way to align the interests of directors and shareholders. However, many highly qualified individuals such as academics and clergy might not be able to meet this requirement. A preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on candidates. Vote with the board on shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

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●	Vote with the board on shareholder proposals that seek to establish mandatory share ownership requirements for directors.
●	Vote case-by-case on shareholder proposals that ask directors to accept a certain percentage of their annual retainer in the form of stock.
●	Vote case-by-case on shareholder proposals asking companies to limit director compensation to a stock-only plan.

10C. SHAREHOLDER RIGHTS & BOARD ACCOUNTABILITY

10c-1. Remove Antitakeover Provisions: There are numerous antitakeover mechanisms available to corporations that can make takeovers prohibitively expensive for a bidder or at least guarantee that all shareholders are treated equally. The debate over antitakeover devices centers on whether these devices enhance or detract from shareholder value. One theory argues that a company’s board, when armed with these takeover protections, may use them as negotiating tools to obtain a higher premium for shareholders. The opposing view maintains that management afforded such protection are more likely to become entrenched than to actively pursue the best interests of shareholders. Such takeover defenses also serve as obstacles to the normal functioning of the marketplace which, when operating efficiently, should replace incapable and poorly performing management.

●	Vote for shareholder proposals that seek to remove antitakeover provisions.

10c-2. Submit Poison Pill (Shareholder Rights Plan) to a Vote: Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. Generally, poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. (Consistent with Policy 5c)

●	Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote.
●	Vote case-by-case on shareholder proposals to redeem a company’s poison pill.
●	Vote case-by-case on shareholder proposals to amend an existing shareholder rights plan.

10c-3. Elect Auditors/ Ensure Auditor Independence: These shareholder proposals request that the board allow shareholders to elect the company’s auditor at each annual meeting. Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. (Consistent with Policy 3)

●	Vote for shareholder proposals that would allow shareholders to elect the auditors.
●	Vote case-by-case on shareholder proposals asking companies to prohibit or limit the auditors from engaging in non-audit services.
●	Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

10c-4. Non-Partisanship/ Political Contributions: Proponents are concerned about the amount of money given to political action committees (PACs). They argue that companies spending scarce resources on expensive lobbying efforts and donating to PACs would be better off spending that money on new procedures that will better position them to deal with the coming regulations. An example would be a company spending money on R&D to reduce its air emissions instead of funding a campaign to change certain provisions in the Clean Air Act.

●	Vote with the board on proposals calling for a company to disclose its political contributions.

●	Vote with the board on proposals calling for a company to refrain from making any political contributions.

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10D. COMPENSATION ISSUES

10d-1. Executive and Director Pay

●	Vote with the board on shareholder proposals seeking additional disclosure on executive and director pay information.
●	Vote with the board on all other shareholder proposals regarding executive and director pay.

10d-2. Prohibit/Require Shareholder Approval for Option Repricing: Repricing involves the reduction of the original exercise price of a stock option after the fall in share price. TFL does not support repricing since it undermines the incentive purpose of the plan. The use of options as incentive means that employees must bear the same risks as shareholders in holding these options. Shareholder resolutions calling on companies to abandon the practice of repricing or to submit repricing to a shareholder vote will be supported.

●	Vote for shareholder proposals seeking to limit option repricing.
●	Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

10d-3. Severance Agreements/ Golden Parachutes: Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. With golden parachutes senior level management employees receive a pay out during a change in control at usually two to three times base salary. Increasingly companies that have golden parachute agreements for executives are extending coverage for all their employees via tin parachutes. The SEC requires disclosure of all golden parachutes arrangements in the proxy; such disclosure is not required of tin parachutes.

●	Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.
●	Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
●	The triggering mechanism should be beyond the control of management
●	The amount should not exceed three times base salary plus guaranteed benefits
●	The change in control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control

10d-4. Cash Balance Plans

●	Vote on a case-by-case basis on shareholder proposals calling for non-discrimination in retirement benefits.
●	Vote on a case-by-case basis on shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

10d-5. Performance-Based Options/Indexed Options: Performance-Based Option/Indexed Options is defined as compensating of executives at a reasonable rate and that executive compensation should be correlated to performance.

●	Vote for shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options).

10d-6. Option Expensing

●	Vote for shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

29

10d-7. Pension Plan Income Accounting

●	Vote for shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

10d-8. Supplemental Executive Retirement Plans (SERPs)

●	Vote for shareholder proposals to requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

10d-9. Link Compensation to Non-Financial Factors: Proponents of these proposals feel that social criteria should be factored into the formulas used in determining compensation packages for executives. These shareholders are looking for companies to review current compensation practices and to include social performance criteria, such as increasing investment in order to revitalize “distressed areas,” meeting environmental goals, and accounting for “poor corporate citizenship” when evaluating executive compensation. One of the companies cited by proponents as an example sets annual goals such as employee satisfaction, corporate responsibility, diversity and customer satisfaction as part of a written policy used in linking compensation with financial performance and non-financial bases for evaluation. Proponents believe that many of these factors such as poor environmental performance, workplace lawsuits, etc. are likely to have an impact on the company’s financial performance in the future if they are not addressed adequately today. As a result, shareholders believe they should be considered along with traditional financial considerations when determining executive pay.

●	Vote on a case-by-case basis for shareholder proposals calling for the preparation of a report on the feasibility of linking executive pay to nonfinancial factors, such as social and environmental goals.
●	Vote on a case-by-case basis for shareholder proposals seeking to link executive pay to non-financial factors.

10d-10. Eliminate Outside Directors’ Retirement Benefits

●	Vote for shareholder proposals seeking to eliminate outside directors’ retirement benefits. (Consistent with Policy 2i)

10d-11. Hold Equity Past Retirement or for a Significant Period of Time

●	Vote on a case-by-case basis for shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans, taking into account:
●	The percentage/ratio of net shares required to be retained
●	The time period required to retain the shares
●	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements
●	Whether the company has any other policies aimed at mitigating risk taking by executives
●	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements
●	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus

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10E. STRATEGIC ISSUES

10e-1. Maximize shareholder value

Shareholder value maximization proposals that suggest exploring alternatives, including a sale or merger, should be considered on a case-by-case basis. While under normal circumstances the decision to buy, sell, or engage in a merger is best left in the hands of management and the board, it is recognized that certain situations may justify the adoption of such proposals, such as a prolonged period of poor or sluggish performance with no turnaround in sight. Support of such proposals is further justified in cases where the board and management have become entrenched. Adoption of poison pills, golden parachutes, and other antitakeover provisions in the face of an attractive offer may be signs of entrenchment.

●	Vote on a case-by-case basis for proposals that request the company to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company, or liquidating the company and distributing the proceeds to shareholders.

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PART C

OTHER INFORMATION

Item 15.	Indemnification

Section 4.01 of Registrant’s First Amended and Restated Bylaws, filed as an Exhibit to this Registration Statement, contains provisions requiring the indemnification by Registrant of its directors, officers and certain others under certain conditions. If so required, Registrant shall indemnify its trustees, officers or employees for such expenses whether or not there is an adjudication of liability, if, pursuant to Investment Company Act Release 11330, a determination is made that such person is entitled to indemnification by: (i) final decision of the court before which the proceeding was brought; or (ii) in the absence of such a decision, a reasonable determination, based on factual review, that the person is entitled to indemnification is made by: (a) a majority vote of disinterested, independent trustees; or (b) independent legal counsel in a written opinion.

Advancement of expenses incurred in defending such actions may be made pursuant to Release 11330, provided that the person undertakes to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one or more of the following conditions is met: (1) the person provides security for the undertaking; (2) Registrant is insured against losses arising by reason of any lawful advances; or (3) a majority of disinterested non-party trustees or independent legal counsel in a written opinion determines, based on review of readily available facts, that there is reason to believe the person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant and its officers, employees, and agents are insured under the fidelity bond required by Rule 17g-1 of the Investment Company Act of 1940.

Item 16.	Exhibits

1.1	Articles of Incorporation of the Registrant (1)

1.2	Amendment to Articles of Incorporation increasing authorized shares (3)

2.	Restated Bylaws of the Registrant (8)

3.	Not applicable

4.	Form of Agreement and Plan of Reorganization (**)

5.	Not Applicable

6.1	Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (2)

6.2	Amendment No. 4 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (5)

6.3	Amendment No. 5 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (7)

6.4	Amendment No. 6 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (7)

6.5	Amendment No. 7 to Investment Advisory Agreement between the Registrant and Thrivent Financial for

Lutherans (9)

6.6	Amendment No. 8 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (10)

6.7	Amendment No. 9 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (11)

6.8	Amendment No. 10 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (11)

6.9	Amendment No. 11 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (11)

6.10	Amendment No. 12 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (11)

6.11	Amendment No. 13 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (12)

6.12	Amendment No. 14 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (12)

6.13	Amendment No. 15 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (13)

7.	Not applicable

8.	Not applicable

9.	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company (13)

10.	Not Applicable

11.	Opinion and Consent of Counsel (*)

12.	Form of Opinion of Counsel as to tax matters and consequences to shareholders (+)

13.1	Expense Reimbursement Letter Agreement (13)

13.2	Participation Agreement among Registrant, Thrivent Financial for Lutherans and the separate accounts (4)

13.3	Participation Agreement among Registrant, Thrivent Life Insurance Company and the separate accounts (4)

13.4	Administrative Services Agreement, effective January 1, 2009, between Registrant and Thrivent Financial for Lutherans (6)

13.5	Amendment No. 1 to Administrative Services Agreement dated August 16, 2013 (10)

13.6	Amendment No. 2 to Administrative Services Agreement dated January 1, 2015 (12)

13.7	Amendment No. 3 to Administrative Services Agreement dated August 21, 2015 (12)

13.8	Amendment No. 4 to Administrative Services Agreement dated January 1, 2017 (12)

13.9	Amendment No. 5 to Administrative Services Agreement dated April 30, 2018 (13)

13.10	Agency Securities Lending Agreement between Registrant and Goldman Sachs Bank USA (13)

14.	Consent of Independent Registered Public Accounting Firm (*)

15.	Not applicable

16.	Powers of Attorney (*)

17.	Form of Proxy Card (*)

Filed as part of the Registration Statement as noted below and incorporated herein by reference:

*	Filed herewith

**	Included as Appendix A to the Statement of Additional Information

+	To be filed by amendment

(1)	Incorporated by reference from Post-Effective Amendment No. 22 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed April 27, 1998.

(2)	Incorporated by reference from Post-Effective Amendment No. 27 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed April 30, 2002.

(3)	Incorporated by reference from initial Form N-14 registration statement of LB Series Fund, Inc., file no. 333-111964, filed January 16, 2004.

(4)	Incorporated by reference from Post-Effective Amendment No. 37 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 17, 2007.

(5)	Incorporated by reference from Post-Effective Amendment No. 39 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 25, 2008.

(6)	Incorporated by reference from Post-Effective Amendment No. 40 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 27, 2009.

(7)	Incorporated by reference from Post-Effective Amendment No. 41 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on February 16, 2010.

(8)	Incorporated by reference from Post-Effective Amendment No. 45 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 26, 2012.

(9)	Incorporated by reference from Post-Effective Amendment No. 47 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 29, 2013.

(10)	Incorporated by reference from Post-Effective Amendment No. 49 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 29, 2014.

(11)	Incorporated by reference from Post-Effective Amendment No. 53 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 29, 2016.

(12)	Incorporated by reference from Post-Effective Amendment No. 56 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 28, 2017.

(13)	Incorporated by reference from Post-Effective Amendment No. 59 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on February 12, 2018.

Item 17.	Undertakings

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The undersigned registrant agrees to file, by post-effective amendment to the registration statement, an opinion of counsel supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on this 29th day of March, 2018.

THRIVENT SERIES FUND, INC.
/s/ Michael W. Kremenak
Michael W. Kremenak
Secretary and Chief Legal Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on this 29th day of March, 2018.

Signature	Title

/s/ David S. Royal	President (Principal Executive Officer)
David S. Royal

/s/ Gerard V. Vaillancourt	Treasurer (Principal Financial and Accounting Officer)
Gerard V. Vaillancourt

*	Director
Janice B. Case

*	Director
Robert J. Chersi

*	Director
Richard A. Hauser

*	Director
Marc S. Joseph

*	Director
Paul R. Laubscher

*	Director
James A. Nussle

*	Director
Verne O. Sedlacek

*	Director
Constance L. Souders

*	Director
Russell W. Swansen

*

Michael W. Kremenak, by signing his name hereto, does hereby sign this document on behalf of each of the above- named Trustees and Officers of Thrivent Series Fund, Inc. pursuant to the powers of attorney duly executed by such persons and filed herewith.

Dated: March 29, 2018	/s/ Michael W. Kremenak
Michael W. Kremenak
Attorney-in-Fact

INDEX TO EXHIBITS

11.	Opinion and Consent of Counsel
14.	Consent of Independent Registered Public Accounting Firm
16.	Powers of Attorney
17.	Form of Proxy Card